UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Soliciting Material under §240.14a-12

LivaNova PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LivaNova

Health innovation that matters

2023 Proxy Statement

NOTICE OF 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Notice is hereby given that the 2023 Annual General Meeting (the “AGM”) of Shareholders of LivaNova PLC, a public limited company having its registered office at 20 Eastbourne Terrace, London W2 6LG, United Kingdom and incorporated in England and Wales with company number 09451374 (“LivaNova” or the “Company”), will be held as follows:
Date and Time:	Monday, June 12, 2023 3:00 pm British Summer Time/10:00 am Eastern Time
Virtual Meeting Site:	www.meetnow.global/M2UHNSW
Shareholders Eligible to Attend:	Shareholders of record at the close of The Nasdaq Stock Market LLC exchange on April 21, 2023 (the “Record Date”) may attend the meeting. If you plan to attend the meeting, please follow the registration instructions as outlined in this proxy statement. The meeting is a virtual meeting; no physical meeting will be held.

A member who is entitled to attend and vote is entitled to appoint another person as a proxy to exercise all or any of his/her rights to attend, speak and vote at the meeting on his/her behalf in respect of the ordinary shares with nominal value £1 per share (each, an “Ordinary Share”) held by him/her.

For information on attending and voting at the meeting and appointing a proxy, see our Frequently Asked Questions about the AGM.
Number of Votes Outstanding:	The Company only has one class of voting share, being the Ordinary Shares. At April 21, 2023, there were 53,854,241 Ordinary Shares in issue and entitled to vote, each carrying one vote.

i

ITEMS OF BUSINESS AND BOARD VOTING RECOMMENDATIONS
No.	Proposed Resolution	Board Voting Recommendations
1
Ordinary Resolution: To elect, by separate resolutions, each of the following nine (9) directors for a term expiring at the AGM to be held in 2024:
a.
Francesco Bianchi

b.
Stacy Enxing Seng

c.
William Kozy

d.
Daniel Moore

e.
Dr. Sharon O’Kane

f.
Andrea Saia

g.
Todd Schermerhorn

h.
Brooke Story

i.
Peter Wilver

For (in respect of each nominee)
2	Ordinary Resolution: To approve, on an advisory basis, the Company’s compensation of its named executive officers (“US Say-on-Pay”).	For
3	Ordinary Resolution: To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC-US”), as the Company’s independent registered public accounting firm for 2023.	For
4	Ordinary Resolution: To approve the Amended and Restated LivaNova PLC 2022 Incentive Award Plan.	For
5
Ordinary Resolution: To generally and unconditionally authorize the directors, for the purposes of section 551 of the Companies Act 2006 (the “Companies Act”) to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £10,770,848, provided that:
(A)
(unless previously revoked, varied or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired, and

(B)
this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made under such authorities.

For

No.	Proposed Resolution	Board Voting Recommendations
6
Special Resolution: Subject to the passing of resolution 5 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 5, and/or to sell Ordinary Shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash up to an aggregate nominal amount of £10,770,848, provided that:
(A)
(unless previously revoked, varied or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and

(B)
this power replaces (except for any power conferred by resolution 5) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered or agreed to be made under such powers.

For
7	Ordinary Resolution: To approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report (the “UK Annual Report”) for the period ended December 31, 2022.	For
8	Ordinary Resolution: To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2022, together with the reports of the directors and auditors thereon.	For
9	Ordinary Resolution: To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC-UK”), as the Company’s UK statutory auditor for 2023.	For
10	Ordinary Resolution: To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor.	For
Section 527 Notice — Website Materials
Under section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the meeting; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with section 437 of the Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with section 527 or section 528 of the Companies Act. Where the Company is required to place a statement on a website under section 527 of the Companies Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the meeting includes any statement that the Company has been required under section 527 of the Companies Act to publish on a website.
This notice and proxy statement is being mailed or made available to shareholders on April 28, 2023.
By order of the Board of Directors,
Michael Hutchinson
Senior Vice President,
Chief Legal Officer and Company Secretary
London, United Kingdom
April 28, 2023
Important Notice Regarding the Availability of Proxy Materials for the AGM to be held on June 12, 2023. The Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and UK Annual Report are available free of charge at www.livanova.com. All website addresses given in this document and proxy statement are for informational purposes only and are not intended to be an active link or to incorporate any website information into this document or the proxy statement.
PLEASE VOTE. YOUR VOTE IS IMPORTANT TO US.

Attending the AGM
The AGM will be a virtual meeting conducted exclusively by webcast.
You may attend the AGM if you were a shareholder of the Company as of the close of business on April 21, 2023 or if you hold a valid proxy for the AGM. To attend, vote and submit questions during the AGM, please go to www.meetnow.global/M2UHNSW. You will also need the control number included with your proxy materials.
Voting
Please note that you will need the control number included with your proxy materials to vote in advance of or at the AGM.
In advance of the AGM, please vote in one of the following ways:
Internet www.envisionreports.com/LIVN and use the 15 Digit Control Number in the shaded area of your proxy Card or Notice Card or as directed by your broker, as the case may be
Telephone Call the number on your proxy card
By mail Sign, date and return your proxy card in the enclosed envelope
At the meeting, please vote by:
Attending virtually at www.meetnow.global/M2UHNSW. and using your control number to record your vote.
Additional information regarding attending the AGM and voting is included in this proxy statement starting on page 82.
Resolutions and Voting
Voting on a Poll
In accordance with our Articles of Association, all voting at the Company’s AGM is done on a poll.
Ordinary and Special Resolutions
The Companies Act specifies a number of matters that must be effected by special resolution of a company’s shareholders. A resolution passed on a poll taken at a meeting is passed as a special resolution if it is passed by the affirmative vote of a majority of 75% (or more) of the total votes cast by members who, being entitled to vote, do so virtually at the meeting, by proxy or in advance of the meeting. At the 2023 AGM, there is one special resolution to be voted upon (Proposal 6).
All other resolutions at the 2023 AGM are ordinary resolutions. These resolutions will pass on a poll at the AGM if they are passed by the affirmative vote of a simple majority of the total votes cast by members who, being entitled to vote, do so virtually at the meeting or by proxy or in advance of the meeting.
Abstentions
Under English law, an abstention is not a vote in law and will not be counted in the calculation of the proportion of votes “for” or “against” the resolution.
Broker Non-Votes
If you are a beneficial owner and hold shares through an account with a bank or broker, your shares may be voted by the bank or broker if you do not provide voting instructions. Brokerage firms have the authority

v

under the New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on routine matters. When a matter is not routine and the brokerage firm has not received voting instructions from the beneficial owner, the brokerage firm cannot vote the shares on that matter. This is called a broker non-vote. The resolutions that are considered routine are the ratification of the selection of the independent registered public accounting firm for both the US and the UK, the authorization to grant authority to allot shares, the authorization to grant power to disapply pre-emption rights and the authorization of the remuneration of the UK auditor. All of the other resolutions proposed at the 2023 AGM are non-routine matters and broker non-votes will not be counted as “for” or “against” such non-routine matters.
Possible Selections on the Ballot
You can vote “for” or “against” a resolution. Each of these votes will have legal effect under English law in that they count as votes cast. An abstention, indicated by electing “abstain” is not a vote under English law as indicated above.
Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of the United States (“US”) federal securities laws. Forward-looking statements may be identified by words like “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this proxy statement include, but are not limited to, statements regarding individual and Company performance objectives and targets.
These and other forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this proxy statement can be found in our periodic reports on file with the US Securities and Exchange Commission (“SEC”). The forward-looking statements speak only as of the date of this proxy statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements, unless required by applicable securities laws. This cautionary statement is applicable to all forward-looking statements contained in this document.

Proxy Summary	1
Corporate Governance	5
Overview	5
Role of the Board of Directors	6
Board Independence	13
Governance Policies and Practices	14
Board of Directors	17
Board Qualifications and Refreshment	17
Director Nominees	18
Director Compensation	22
Executive Officers	24
Executive Compensation	26
Compensation Discussion & Analysis	26
Compensation Committee Report	42
Compensation Tables	43
Pay Versus Performance	57
Proposals to be Acted Upon at the AGM	62
Proposal No. 1 — Election of Directors	62
Proposal No. 2 — Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)	63
Proposal No. 3 — Ratification of the Appointment of PwC-US as the Company’s Independent Registered Public Accounting Firm	63
Proposal No. 4 — Approval of the Amended and Restated LivaNova PLC 2022 Incentive Award Plan	66
Proposal No. 5 — Ordinary Resolution to Grant Authority to Allot Shares	73
Proposal No. 6 — Special Resolution to Grant Power to Disapply Pre-Emption Rights	74
Proposal No. 7 — Advisory Vote to Approve the UK Directors’ Remuneration Report	75
Proposal No. 8 — To Receive and Adopt the UK Annual Report and Accounts	76
Proposal No. 9 — Re-appointment of PwC-UK as the Company’s UK Statutory Auditor	76
Proposal No. 10 — Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC-UK in its Capacity as UK Statutory Auditor	77
Other Information	78
Frequently Asked Questions About the Annual General Meeting	82
Appendix A	A-1

PROXY SUMMARY
This summary highlights information described in greater detail later in this proxy statement. Please read the proxy statement in its entirety and do not rely on this summary to give you the information you need to make an informed decision on the proposals presented for your consideration.
Governance Highlights
We are committed to good corporate governance, which promotes the long-term interests of our shareholders and strengthens our Board and management accountability. Many of our enhanced corporate governance practices reflect feedback from our shareholders and other stakeholders. Highlights of our corporate governance practices include the following:

☑
Annual Board and Committee Self-Evaluations.    The Board and each of its committees conducts a self-evaluation of its performance on an annual basis.

☑
Regular Review of Key Governance Documents.    Review of committee charters and Corporate Governance Guidelines at least annually or on a more frequent basis, as needed.

☑
Regular Executive Sessions.   All regularly scheduled Board and committee meetings provide an opportunity for the directors to meet without management present.

☑
Robust Code of Ethics and Business Conduct.    Provides the foundation for how directors and employees represent the Company.

☑
Annual Election of Directors.   All directors stand for election on an annual basis.

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Majority Voting in Uncontested Director Elections.   All director nominees must receive an affirmative vote of the majority of votes cast in an uncontested election.

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Independent Lead Director.   We believe that our Lead Director provides strong independent oversight of management and enhances our Board leadership structure.

☑
Financial Literacy for Audit Committee.   Three Audit Committee members that are director nominees are “audit committee financial experts” under the rules of the SEC.

Board Composition and Diversity
The members of our Board of Directors represent a broad range of expertise, experience, viewpoints and backgrounds, as well as a mix of tenure and service on the Board, as reflected in the following Board composition snapshot for the nine Board members nominated for re-election at our 2023 AGM.

Director Tenure
Greater than 5 years 45%
Three years or less 33%
4 to 5 years 22%

Our Board and the Company are focused on ensuring a diverse Board and highlight diversity as a key criteria for consideration in the selection of new directors. In addition to this focus, pursuant to its charter, the Nominating and Corporate Governance Committee must include at least one woman and at least one member of an underrepresented minority in every pool of potential nominees. The below graphs and board diversity matrix reflect our diversity for the nine Board members nominated for re-election at our 2023 AGM, as of April 28, 2023.

Racial/Ethnic Diversity
Racially/Ethnically
Diverse
22%

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	5	0	0
Part II: Demographic Background
African American or Black	1*	0	0
White	3	4	0
Hispanic or Latinx	0	1**	0

*
Brooke Story

**
Francesco Bianchi

The following individuals are nominated for election at the 2023 AGM.
Name	Occupation	Independent	Age	Director Since	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William Kozy (Interim CEO and Chair of the Board)	Interim CEO, LivaNova Former EVP and COO, Becton, Dickinson and Company	No	71	2018
Francesco Bianchi	Chair, Seven Capital Partners S.r.l.	Yes	66	2015	X	X
Stacy Enxing Seng	Operating Partner, Lightstone Ventures	Yes	58	2019		Chair
Daniel Moore	Private Investor	Yes	62	2015			X

Name	Occupation	Independent	Age	Director Since	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Dr. Sharon O’Kane (Lead Director)	Non-executive director of the Health Products Regulatory Authority Board in Ireland; Entrepreneur in Residence, University College Dublin	Yes	55	2015			Chair
Andrea Saia	Former Global Head of Vision Care, Alcon Division, Novartis AG	Yes	65	2016	X		X
Todd Schermerhorn	Former SVP and Chief Financial Officer, C.R. Bard, Inc.	Yes	62	2020	Chair
Brooke Story	Worldwide President of Integrated Diagnostic Solutions, Becton, Dickinson and Company	Yes	51	2022			X
Peter Wilver	Former EVP and Chief Administrative Officer, Thermo Fisher Scientific Inc.	Yes	63	2022	X	X
Approach to Executive Compensation
Our market-competitive executive compensation program acts as an incentive for our named executive officers (“NEOs”) to perform at their highest level, take appropriate risks and drive shareholder return in the short and long term. Our executive compensation program aims to ensure that we recruit and retain key executive officers responsible for our success and align the interests of our executive officers, including our NEOs, with shareholders.
The Compensation Committee routinely assesses the Company’s executive compensation practices to determine whether any enhancements are advisable. On February 15, 2023, for example, the Compensation Committee of the Board approved accelerated vesting upon certain terminations of employment in connection with an acquisition of the Company, i.e., a double trigger vesting. Awards granted after February 15, 2023 will now vest following a change in control of the Company only in the event of a participant’s termination of service by the Company without “cause” or due to a resignation for “good reason” within 24 months.

To achieve the objectives of our executive compensation program as described above, the Compensation Committee structures the executive compensation program to:
☑
Target NEO pay around the market median to attract, motivate and retain talented executive officers with the skills and experience to ensure our long-term success;

☑
Use multiple pay and award vehicles that work together to reward performance and retain talent, while maintaining alignment with shareholder interests;

☑
Reward individual performance with base salary and a cash-based short-term bonus ensuring a meaningful link to our operational performance and shareholder interests;

☑
Pay a substantial portion of each NEO’s compensation as variable pay contingent upon the achievement of our business objectives;

☑
Balance the components of compensation so that short-term (annual) and long-term performance objectives are recognized because our success depends on our executive officers being focused on critical strategic and tactical objectives, both short-term and long-term;
☑
Require NEOs to have a meaningful ownership interest in the Company with stock ownership requirements;

☑
Vest equity awards over time to promote retention;

☑
Provide for a double trigger vesting for equity awards granted after February 15, 2023, as noted above;

☑
Reference the LivaNova Compensation Recoupment Policy, which provides for the clawback of awards in specified situations, in our award agreements; and

☑
Work with an independent compensation consultant to ensure our program is meeting its goals.

CORPORATE GOVERNANCE
Overview
We are committed to effective corporate governance and high ethical standards. The following highlights our governance practices and are covered in greater detail in the following pages.
Board Independence	• Eight of our nine current directors are independent • Our Interim CEO and Chair of the Board is our only management director • We hold regular executive sessions of independent directors
Board Composition	• Four of our current directors are female and five are male • Recent Board refreshment with the addition of two new independent directors in 2022
Board Committees
•
We have three committees:

◦
Audit and Compliance

◦
Compensation

◦
Nominating and Corporate Governance

•
All of the members of our committees are independent

•
We conduct annual Board and committee evaluations and conduct an annual review of committee charters

Leadership Structure	• Our Chair is our current Interim CEO • Our Lead Director, who is independent, presides over all executive sessions of the Board and engages frequently with members of our Board and management
Risk Oversight
•
Our Board is responsible for risk oversight and has designated committees to have particular oversight of certain key risks including cybersecurity, compensation, succession and environmental, social and governance (“ESG”) matters

Director Stock Ownership
•
Directors are required to hold meaningful equity ownership positions in the Company

•
A meaningful portion of director compensation is in the form of Company equity

•
In addition to our officers, directors are prohibited from hedging or using Company stock as collateral

Accountability to Shareholders
•
We use majority voting in director elections

•
All of our directors are elected each year

•
We do not have a shareholder rights (“poison pill”) plan

•
Since the past proxy season, we have engaged with the majority of our top 30 shareholders, who represented nearly 80% of our register as of December 31, 2022

•
We conduct an annual advisory say-on-pay vote

•
We retain the ability to clawback awards in specified situations through our Compensation Recoupment Policy

Role of the Board of Directors
The Board oversees management as it operates the business and ensures the interests of shareholders are served. The Board provides leadership and guidance over the Company’s regular and nonrecurring business transactions and is also responsible for assessing the effectiveness of the Company’s organizational structure and systems and for evaluating its overall performance.
Board Meetings and Attendance
The Board held 10 meetings during the year ended December 31, 2022, of which six were regularly scheduled and four were additional meetings. Each of the directors attended at least 75% of the total number of Board meetings and meetings of the committees on which he/she served. While we do not have a formal policy on director attendance at our AGM, all our directors serving at the time of our 2022 AGM attended our 2022 AGM.
Board Leadership Structure
The directors may at any time elect and remove a director as Chair of the Board. Unless he or she is unwilling to do so, the director appointed as Chair presides at all meetings of the Board at which he or she is present. Currently, we do not have a policy requiring that the positions of Chair of the Board and CEO be held by different persons. The Board believes that it is in the best interest of the Company and its shareholders for the Board to make a determination on whether to separate or combine the roles of Chair and CEO based upon the Company’s circumstances at any particular point in time, whether the Chair role shall be held by an independent director, and if not, supported by a Lead Director who is independent. Our Corporate Governance Guidelines state that whenever the Chair is also the CEO or is a director who does not otherwise qualify as an independent director, the independent directors will elect from among themselves a Lead Director of the Board.
Mr. Kozy currently serves as Chair of the Board and Interim CEO, and Dr. O’Kane currently serves as Lead Director. At the present time, the Board believes that this structure best serves the needs of the Board and the Company by allowing the Interim CEO to focus his attention on driving business performance. The Board believes that the use of regular executive sessions of the independent directors, the Board’s strong independent committees and the composition of the Board, with and all directors being independent except for Mr. Kozy, allow it to maintain effective oversight of management.
Pursuant to our Corporate Governance Guidelines, the Lead Director has the following duties and authority:
•
Preside over all meetings of the Board at which the Chair is not present, including meetings of the non-executive directors which are to be held at least quarterly;

•
Assist in scheduling Board meetings and approve meeting schedules to ensure that there is sufficient time for discussion of all agenda items;

•
Request the inclusion of certain materials for Board meetings;

•
Communicate to the Interim CEO, together with the Chair of the Compensation Committee, the results of the Board’s evaluation of Interim CEO performance;

•
Collaborate with the Interim CEO on Board meeting agendas;

•
Collaborate with the Interim CEO in determining the need for special meetings of the Board;

•
Provide leadership and serve as temporary Chair of the Board or Chief Executive Officer in the event of the inability of the Chair of the Board or Chief Executive Officer to fulfill his/her role due to crisis or other event or circumstance which would make leadership by existing management inappropriate or ineffective, in which case the Lead Director shall have the authority to convene meetings of the full Board or management;

•
Serve as the liaison for shareholders who request direct communications with the Board;

•
Act as the liaison between the non-executive directors and the Chair of the Board, as appropriate;

•
Call meetings of the non-executive directors when necessary and appropriate;

•
Recommend to the Board, in concert with the chairs of the respective Board committees, the retention of consultants and advisors who directly report to the Board, including such independent legal, financial or other advisors as he or she deems appropriate, without consulting or obtaining the advance authorization of any officer of the Company; and

•
Perform such other functions as the Board directs.

Board Committees
Our Board has three standing committees: Audit and Compliance; Compensation; and Nominating and Corporate Governance. Each committee is comprised entirely of independent directors, and each committee is governed by a written charter approved by the Board. These charters, which are reviewed annually, form an integral part of our corporate governance policies, and a copy of each charter is available on our website at www.livanova.com.
Audit and Compliance Committee

Under its charter, the Audit and Compliance Committee’s key responsibilities include:
•
Reviewing our accounting, financial reporting and disclosure processes and the audit of our consolidated financial statements;

•
Reviewing our internal controls with management and the independent auditors;

•
Reviewing our actions we take to comply with our internal accounting and control policies, as well as external financial, legal and regulatory requirements;

•
Reviewing our internal audit functions;

•
Reviewing the process by which cybersecurity risks are managed;

•
Reviewing the qualifications and independence of our independent auditors engaged for the purpose of auditing our consolidated financial statements and issuing an audit report for inclusion in appropriate regulatory filings; and

•
Selecting, subject to required shareholder approvals, our independent auditors and evaluating their performance.

The Audit and Compliance Committee meets at least quarterly with management, including the Head of Internal Audit, the Chief Legal Officer, the Chief Accounting Officer, the Chief Financial Officer, the Chief Ethics and Integrity Officer and the independent auditors in separate executive sessions to discuss any matter that any of these groups believe should be discussed privately.
Members: Todd Schermerhorn (Chair) Francesco Bianchi Peter Wilver Andrea Saia Ten meetings in 2022 The Audit and Compliance Committee Report is on pages 65-66 of this proxy statement.

Compensation Committee

Under its charter, the Compensation Committee is responsible for, among other things, the following:
•
Determining and approving the goals and objectives applicable to the compensation of the CEO; evaluating the CEO in light of those goals and objectives at least annually; and determining and approving the CEO’s compensation based on his performance;

•
Determining and approving the compensation of all other executive officers;

•
Reviewing, verifying and certifying the achievement of any performance goals for long-term and short-term incentive plans;

•
Reviewing and approving incentive compensation plans and equity-based plans and, where appropriate or required, recommending such plans for shareholder approval;

•
Administering (including adopting, amending and terminating) incentive compensation and equity-based plans;

•
Reviewing and discussing with management the Compensation Discussion and Analysis to be included in appropriate regulatory filings and determining whether to recommend to the Board that the Compensation Discussion and Analysis be included in such filings;

•
Submitting to the Board and shareholders for their approval a directors’ remuneration policy every three years, in any year in which there is a change relative to the prior year, or if shareholder approval was not achieved when last submitted;

•
Reviewing director compensation and benefits at least annually;

•
Producing the Compensation Committee Report for inclusion in the Company’s annual proxy statement or annual report on Form 10-K, as well as the Remuneration Report in the UK Annual Report;

•
Approving employment agreements and severance arrangements or plans for executive officers;

•
Determining stock ownership guidelines / requirements for directors and executive officers and monitoring compliance with such guidelines / requirements; and

•
Reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking.

Members: Stacy Enxing Seng (Chair) Francesco Bianchi Peter Wilver Nine meetings in 2022 The Compensation Committee Report is on page 42 of this proxy statement.

Nominating and Corporate Governance Committee

Under the terms of its charter, the Nominating and Corporate Governance Committee is responsible for, among other things:
•
Determining the qualifications, skills and other expertise required to be a director;

•
Administering the process for identifying candidates for membership on the Board, including the inclusion of at least one woman and at least one member of an underrepresented minority in every slate of potential nominees, developing criteria for Board and committee memberships and recommending and recruiting director nominees;

•
Evaluating the independence and other standards applicable to service on the Board and its committees, including whether each Audit and Compliance Committee member is financially literate and whether the Audit and Compliance Committee has at least one “audit committee financial expert;”

•
Evaluating and recommending changes, as appropriate, to Board and committee size, composition and chair and committee structure; and administering the process for regular Board and committee self-evaluations;

•
Developing and recommending corporate governance principles and policies to our Board;

•
Overseeing our corporate governance practices and procedures and reviewing such procedures at least annually;

•
Reviewing annually and recommending, for Board approval, a succession plan in respect of the CEO and reviewing periodically, succession planning for the Company’s executive leadership team; and

•
Review and overseeing the Company’s material ESG disclosures.

Members: Dr. Sharon O’Kane (Chair) Daniel Moore Andrea Saia Brooke Story Four meetings in 2022
Pursuant to their charters, each committee has the authority, at the Company’s expense, to retain professional advisors, including legal, accounting or other consultants, to advise it in connection with the exercise of its duties and responsibilities.
Board Evaluation Process
The Board conducts an annual self-evaluation to determine whether the Board and its committees are functioning effectively, a process which is overseen by the Nominating and Corporate Governance Committee. For 2022, both the Chair of the Board as well as each of the chairs of the Board committees collected feedback from directors through a series of guided conversations in order to assess the overall performance and effectiveness of the Board and its respective committees and to identify any key themes and potential opportunities for continuous improvement. The results of these conversations were then later discussed with the other members of the Board. The self-evaluation process provides the Board and its committees with actionable feedback to enhance their respective performance and effectiveness.

Board Oversight
Board Role in Risk Management
The Board has determined that the Board as a whole, and not a separate committee, will oversee our risk management process. Each of our Board committees has historically and continues to focus on specific risks within their respective areas of responsibility.
The Board uses its committees to assist in its risk oversight responsibility as follows:
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Audit and Compliance Committee oversees the integrity of the financial reporting of the Company and its compliance with applicable legal and regulatory requirements. It also oversees our internal controls and compliance activities. The committee regularly discusses our major financial and business risk exposures and certain contingent liabilities and the steps management has undertaken to monitor and control such exposures. The committee also has responsibility for the oversight of the management of cybersecurity risks and is briefed on a quarterly basis by the Company’s Chief Information Security Officer (“CISO”) regarding such risks, as discussed further below.

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Compensation Committee oversees risks relating to our compensation policies and practices.

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Nominating and Corporate Governance Committee oversees risks relating to succession planning and governance structures in addition to ESG issues. The committee receives quarterly updates on the Company’s ESG efforts in addition to related industry trends.

The Company’s Chief Risk Officer (“CRO”) reports to the Chief Legal Officer and works with the Board to assess, monitor, and mitigate risks that arise in the course of our business. In addition to our CRO, the Chief Financial Officer, Chief Legal Officer, Chief Accounting Officer, Chief Ethics and Integrity Officer, Internal Audit team and CISO are key personnel responsible to the Board and/or the Audit and Compliance Committee for the planning, assessment, and reporting of risks.
The Board reviews an assessment of, and a report on, our risk profile delivered by the CRO on at least a quarterly basis, with continuous monitoring of the highest and emerging risks. This risk report examines short and intermediate term risks, with higher risk ratings for more immediate, severe risks, applying countermeasures with more frequent deadlines and assessments of efficacy. The CRO regularly interacts with other risk professionals and, when necessary, engages with outside professionals to assist in its risk assessment and formulation of countermeasures.
Compensation Risk Management
Our executive compensation program is designed to motivate and reward our executive officers for their performance during the fiscal year and over the long term and for taking appropriate risks toward achieving our long-term financial and strategic growth objectives. The following characteristics of our executive compensation program are designed to reduce the possibility of our executive officers, either individually or as a group, making excessively risky business decisions that could maximize short-term results at the expense of long-term value:
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Balanced Mix of Pay Components.   The target compensation mix is not overly weighted toward annual incentive awards and represents a balance of base salary, annual short-term incentive compensation in the form of a cash bonus, and long-term equity-based compensation vesting over four years or based on long-term performance objectives;

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Bracketed Incentive Awards.   Annual cash bonuses for our CEO can be as little as 0%, but no more than 200% of his base salary;

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Stock Ownership Requirement.   Our executive officers and directors are subject to stock ownership requirements which set a minimum amount of equity ownership; and

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Performance Assessments.   Compliance and ethical behaviors are integral factors considered in all performance assessments.

The Company also closely examines its broader compensation policies and actual compensation practices for all employees, including non-executive officers, to assess whether those compensation policies or practices create unreasonable risks. Management conducts the initial risk assessment before presenting potential plans to the Compensation Committee for its review, and, in the case of executive officers, its approval. The Compensation Committee believes that the mix and design of the elements of our compensation program are appropriate and encourage executive officers and key employees to strive to achieve goals that benefit the Company and our shareholders over the long term.
Cybersecurity Risk Management
We are increasingly dependent on our information technology systems and those of third parties to operate our business. We have dedicated resources and processes to help prevent, detect, and respond to cyber threats. Our information security team, led by the CISO, manages our Information Security Management System (“ISMS”) program with the objective of strengthening our cyber resiliency. Our ISMS program leverages leading industry standards, such as the National Institute of Standards Technology (NIST) cybersecurity framework, ISO 27000 family of Standard, Information Technology Infrastructure Library (ITIL) Processes and other good practice control methods.
The Audit and Compliance Committee oversees our program, policies and procedures related to information asset security and meets quarterly with our CISO who reports on key security metrics, including external events impacting the Company, security incidents, user training and evaluation of user readiness to address cyber incidents.
Environmental, Sustainability and Corporate Social Responsibility
As a global medical device company, we design, develop, manufacture and sell products and therapies that are consistent with our mission to provide hope for patients and their families through innovative medical technologies, delivering life-changing improvements for both the Head and Heart. The Company has been built on decades of experience and a relentless commitment to patients. Our passion for providing hope for patients and their families, as well as our dedication to living out our values, unites all of us at LivaNova.
In that vein, corporate responsibility and sustainability are integral to LivaNova and guide our actions as a company. We have always focused on delivering strong financial results, but we are committed to doing so in a way that respects the communities and environments in which we operate. Through the Nominating and Corporate Governance Committee, the Board oversees the Company’s ESG efforts, which are led by the ESG Task Force, a cross-functional team of leaders, including two executives, focused on establishing a comprehensive program optimizing our ESG efforts with full support from the entire executive team. The ESG Task Force organized a framework around various LivaNova ESG efforts and is implementing strategies to put these values into action. The ESG Task Force also periodically reports to the executive leadership team to ensure alignment on vision and purpose and to confer regarding progress in the Company’s ESG journey.
We believe that sound environmental performance contributes to our competitive strength while benefiting our customers, shareholders and employees and we are guided by feedback we receive from our stakeholders, including patients, employees, regulators, investors, and third-party frameworks such as the Sustainability Accounting Standards Board (SASB) Medical Equipment & Supplies Standard and the Task Force on Climate-related Financial Disclosures (TCFD). Our executive team uses this insight to guide our sustainability priorities and disclosures, and we are focused on continuous improvement in these areas by reducing pollution, depletion of natural resources and our overall environmental footprint. We work to optimize energy and resource usage, ultimately reducing greenhouse gas emissions and waste. The Company reports on its greenhouse gas emissions and on certain other environmental and social (including employee) matters on the Company’s Sustainability page on its website as well as in our UK Annual Report which is available on the Company’s website.
Human Capital Management
Our approximately 2,900 employees worldwide are crucial in our mission to provide hope to our patients and their families through delivering life-changing medical innovation for the Head and Heart. In doing so, we seek to execute our business and encourage our employees to live our five core values: patients first, meaningful innovation, act with agility, commitment to quality and integrity, and collaborative culture. These values are how we evaluate ourselves and, ultimately, achieve success as an organization. They are deeply embedded in our culture, and we continually share stories embodying these values throughout the organization, by way of emailed videos, virtual and in-person town halls and leadership meetings. Our values inspire our good citizenship and how we conduct our business responsibly and sustainably while interacting with our communities, employees and the environment.
Maintaining a culture that embodies our values and mission is of the utmost importance. We aim to foster a culture where learning is continuous, and open and direct employee communication is valued. Our Board’s committees oversee elements of our culture associated with their area of responsibility.
The Audit and Compliance Committee is responsible for our ethics and compliance program and regularly receives updates on our culture of integrity and the tone set by our leadership.
Diversity, Equity and Inclusion
The success of LivaNova thrives on the diversity of perspective, thought, experience and background within our workforce. We recognize the value in fostering a work environment that is culturally diverse and inclusive and strive to provide a workplace free of harassment or discrimination. Accordingly, we closely monitor our gender metrics at the Board, Executive and senior leadership level on a regular basis. The executive team at the end of 2022 consisted of 11 individuals, approximately 27% of whom are female and approximately 73% are male. Of our senior leadership team, which includes the executive team, vice presidents and directors, approximately 32% are female and approximately 68% are male. Finally, as of December 31, 2022, of our approximately 2,900 employees, approximately 52% are female and approximately 48% are male. Our strategy for accelerating diversity begins with creating new ways to find extraordinary talent, and examples of our efforts include accurately mapping the talent market, targeting historically black colleges and universities, creating job postings that attract highly qualified diverse candidates, expanding the diversity within our interview panels and guiding interviewers to conduct a fair interview process.
In addition, we have a variety of diversity affinity initiatives that span the globe, with a mission to empower an environment where conversations of diversity and inclusion develop a culture of belonging. In July 2022, we launched the “Global Women’s Network,” a group consisting of female employees across the globe who convened to discuss topics that unite and celebrate the strength of our diversity. In addition, the LivaNova Women’s Network, a mentorship program created by women and for women, facilitates pairings between mentors and mentees across all regions. Topics range from career and financial advice to performance management and connection to the Company’s strategy. These programs provide members with new perspectives, more personalized development and an opportunity to network with other women across the organization, thereby contributing to a better corporate culture based on strong, collaborative relationships and continuous opportunities to grow and develop.
In October 2022, we issued our Diversity and Inclusion statement: We embrace diverse perspectives, experiences and backgrounds, knowing they enrich our collaborative culture and drive our success as a company. Diversity and inclusion creates trust and a deeper sense of belonging to our LivaNova community, uniting us to make a meaningful difference in the lives of patients worldwide. The statement was distributed to all leadership teams in the company to increase awareness, create engagement, and induce discussions about the company’s diversity and inclusion achievements and suggestions on where we can improve.
Our senior leadership team monitors and reviews information regarding our gender and ethnic diversity profile periodically over the course of the year. The Compensation Committee receives similar reports periodically, and the entire Board of Directors is updated on an annual basis. In relation to director onboarding, our Corporate Governance Guidelines require that Board candidates bring diversified attributes to the Board, which encompass gender, race, ethnicity, geography, professional experience, national origin, sexual orientation, life experience, skills and tenure, among others. In addition to having diversity highlighted generally as a key criterion for consideration in the selection of new directors, pursuant to its charter, the Nominating and Corporate Governance Committee must include at least one woman and at least one member of an underrepresented minority in every slate of potential nominees.
Shareholder Engagement
We are committed to engagement with our shareholders on executive compensation and corporate governance matters and review all shareholder input and feedback. Since the past proxy season, we engaged with the majority of our top 30 shareholders, who represented nearly 80% of our register as of December 31, 2022. We also met with several other shareholders and potential shareholders during the year. The key topics discussed included performance, existing and future products, clinical data and milestones, strategic pipeline initiatives, executive compensation, COVID-19-related impacts and ESG matters. Management also attended seven healthcare conferences which included participation in one-on-one and group investor meetings in order to help facilitate this level of shareholder engagement.
Our Board and management value the perspectives of our shareholders and work to provide our shareholders with continuous and meaningful engagement. We value the insights gained from our discussion with our investors and find them to be helpful even when points of view vary.
Succession Planning
Succession planning is a top priority for the Board and our management team, with the objective of having a pipeline of leaders for the immediate future and long term. The Board and management proactively address succession planning, and the Board has delegated the responsibility for CEO and senior management succession planning to the Nominating and Corporate Governance Committee. The Board tasked the Nominating and Corporate Governance Committee with doing so in the context of the challenges and opportunities facing us, of the skills and expertise likely to be required by us in the future and to achieve the benefits of diversity in its widest sense. These processes enable the Board to address both long-term, planned occurrences, such as retirement or change in roles, as well as short-term unexpected events. Similar processes, led by the relevant management team, occur within each of our business units and functions.
Board Independence
The Nominating and Corporate Governance Committee of the Board is empowered by its charter to make all determinations of independence required under Nasdaq rules or other applicable laws and regulations, including but not limited to determinations as to which directors are independent, non-employee directors and “audit committee financial experts” as defined by US securities laws.
Under the Nasdaq listing rules, a majority of the members of our Board must qualify as “independent directors.” An “independent director” for Nasdaq purposes is a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The Nominating and Corporate Governance Committee evaluated all relevant transactions and relationships between each director, or any of his or her family members, and the Company, senior management and our independent registered public accounting firm. Based on this evaluation, the Nominating and Corporate Governance Committee determined that all of the directors, other than Mr. Kozy, our Interim CEO, are “independent” as that term is defined in the Nasdaq listing standards and under the US securities laws.
The Board has also determined that all members of the Audit and Compliance Committee meet additional, heightened independence criteria applicable to audit committee members under the Nasdaq listing rules and the applicable rules of the SEC. The Board has further determined that all members of the Audit and Compliance Committee are financially literate and that Todd Schermerhorn (Chair), Francesco Bianchi and Peter Wilver are “audit committee financial experts.”
The Nominating and Corporate Governance Committee has also determined that all members of the Compensation Committee meet heightened independence criteria applicable to compensation committee members under the Nasdaq listing rules and qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.
The Nominating and Corporate Governance Committee’s determinations for each director as to Nasdaq independence, status as a non-employee director and status as an audit committee financial expert are set out in the table below.

Directors	Nasdaq “Independent Director”	Nasdaq Independence for Compensation Committee Purposes	“Non-Employee Director”	Audit Committee Financial Expert
Francesco Bianchi	X	X	X	X
Stacy Enxing Seng	X	X	X
William Kozy
Daniel Moore	X	X	X
Dr. Sharon O’Kane	X	X	X
Andrea Saia	X	X	X
Todd Schermerhorn	X	X	X	X
Brooke Story	X	X	X
Peter Wilver	X	X	X	X
Compensation Committee Interlocks
During the year ended December 31, 2022, the Compensation Committee was composed of Stacy Enxing Seng (Chair), Francesco Bianchi, and Peter Wilver. No member of the Compensation Committee is now, or at any time has been, employed by or served as an executive officer of the Company or any of its subsidiaries, or has had any substantial business dealings with the Company or any of its subsidiaries. None of our executive officers currently serves or served in the year ended December 31, 2022 on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on our Board or Compensation Committee.
Governance Policies and Practices
Communication with Directors
Any shareholder or other party interested in communicating with members of the Board, any of its committees, the independent directors as a group or any of the independent directors individually may send written communications to LivaNova Plc, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary or to company.secretariat@livanova.com. Any communications received in writing are forwarded to the Board, committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business or is inappropriate. The Company Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. The Board will endeavor to promptly respond to all appropriate communications and encourages all shareholders and interested persons to use the aforementioned email and mailing address to send communications relating to our business to the Board and its members.
Code of Business Conduct and Ethics
The Board-approved Code of Business Conduct and Ethics (the “Code”) applies to all directors, officers and employees of the Company. The Code is intended to enhance understanding of the Company’s standards of ethical business practices and values, provide clarity as to how to address ethical issues that may arise, guide interactions with patients and healthcare professionals, and provide information surrounding our marketing and promotional practices. The Code is designed to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts, full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of the Code; and accountability for adherence to Code, while deterring wrongdoing. A copy of the Code is available on our website at www.livanova.com. Any change to, or waiver from, the Code will be disclosed as required by applicable securities laws, which disclosure may occur on our website or by filing a Form 8-K.

The Company also has an Ethics and Integrity Program, which is a corporate compliance program that includes written policies and procedures, training/education and ongoing monitoring to ensure effective implementation and maintenance of the program across the Company. In addition, the Company has a Third Party Code of Ethics and Business Conduct that embraces the key principles of the International Labour Organization’s fundamental conventions, because the Company believes that its business can only succeed where the rights of all workers in the value chain of the business are protected and respected. The Company also has a Global Employee Privacy Notice with respect to the rights of an individual to protect his/her personal information and Global Anti-Discrimination and Anti-Harassment Policy to ensure that all LivaNova colleagues can thrive in an inclusive workplace free from all forms of harassment.
Prohibitions on Hedging and Pledging
The Company’s Insider Trading Policy provides that the Company’s employees and directors and the family members of those individuals may not engage in hedging transactions of any type concerning Company securities, including without limitation puts, calls, equity swaps, collars, exchange funds, prepaid variable forwards or other financial instruments or derivative securities. The Company’s Insider Trading Policy also prohibits the pledging of any Company securities by the Company’s employees, directors and their family members. Pledging is an activity in which the borrower of funds uses securities as a form of collateral to secure the funds it borrows or takes from the lender.
Related Party Transactions
We recognize that related party transactions involving the Company present a heightened risk of conflicts of interest or the perception of such a conflict. Under the Company’s written Related Party Transaction Policy, related party transactions, including those covered by Item 404(a) of Regulation S-K, may be consummated or may continue only if the Audit and Compliance Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy.
Pursuant to the Company’s Related Party Transaction Policy, the Chief Legal Officer and Company Secretary or his designee(s) (each, a “Responsible Officer”) is expected to report each qualifying related party transaction, together with a summary of the material facts, to the Audit and Compliance Committee for consideration at its next regularly scheduled meeting. The Audit and Compliance Committee is then expected to conduct, to the extent reasonably practicable, prior review of the relevant facts and circumstances and either approve or disapprove the entry into the transaction.
In determining whether to approve or, if necessary, ratify a qualifying related party transaction, the Audit and Compliance Committee takes into account, among other factors it deems appropriate: (i) whether the transaction was undertaken in the ordinary course of business of the Company, (ii) whether the transaction was initiated by the Company, a subsidiary or the related party, (iii) whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party, (iv) the purpose of, and the potential benefits to the Company of, the related party, (v) the approximate dollar value of the amount involved in the transaction, particularly as it relates to the related party, (vi) the related party’s interest in the transaction and (vii) any other information regarding the transaction or the related party that would be material to investors in light of the circumstances of the particular transaction. The Audit and Compliance Committee may approve or ratify the transaction only if it determines in good faith that, under all the circumstances, the transaction is in the best interests of the Company and its shareholders.
If the Responsible Officer determines that it is impractical or undesirable to wait until the next Audit and Compliance Committee meeting to evaluate the related party transaction, the chair of the Audit and Compliance Committee may review and approve the transaction in accordance with the procedures set forth in the policy. In such cases, any such approval (and the rationale for such approval) must be reported to the Audit and Compliance Committee at its next regularly scheduled meeting.
If the Company becomes aware of a related party transaction that has not been approved under the policy, the Audit and Compliance Committee must review the transaction and, if the Audit and Compliance Committee determines it is appropriate, ratify it at its next regularly scheduled meeting. In any case where the Audit and Compliance Committee determines not to ratify the transaction that has been commenced without approval, it may direct additional actions including, but not limited to, immediate discontinuation or rescission of the transaction, or modification of the transaction to make it acceptable for ratification.
In the fiscal year ended December 31, 2022, there were no related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K, and no such transactions are currently proposed.
Availability of Governance Documents
Our Corporate Governance Guidelines, charters of the committees of the Board and Code of Business Conduct and Ethics are available on our website and in print to any shareholder who requests any of these. To access these documents from our website, go to www.livanova.com, select the “Investors” link, and then click on the “Corporate Governance” menu located in a horizontal list in the middle of the screen. Requests for a printed copy should be addressed to LivaNova Plc, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary.

BOARD OF DIRECTORS
Board Qualifications and Refreshment
The selection process for directors is set out in our Corporate Governance Guidelines and in the charter of the Nominating and Corporate Governance Committee. These documents are available at https://investor.livanova.com. The charter authorizes the Nominating and Corporate Governance Committee to determine the qualifications, qualities, skills and other expertise required to be a director but also sets out certain minimum qualification requirements:
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high ethical behavior;

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accomplishments within their respective fields;

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relevant business and financial expertise and experience;

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sound business judgment; and

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diversity, including with respect to gender, race/ethnicity, geography, professional experience, skills and tenure, with the charter of the Nominating and Corporate Governance Committee requiring that every slate of directors to be considered include at least one woman and at least one underrepresented minority.

The Nominating and Corporate Governance Committee is responsible for recommending director nominees to the Board, including re-nomination of persons who are already directors. In forming their recommendations, the committee places particular emphasis on the necessary skills for the Board. To that end, the committee conducts an annual skills analysis and considers that exercise, as well as the results of the Board and its committees’ annual self-assessments, in the context of the Company’s strategic plan, in order to identify the skills and expertise required to lead the Company now and in the future. The combined skills analysis and self-assessments ultimately help to inform the Nominating and Corporate Governance Committee of (1) the qualifications, qualities, skills and other expertise (in addition to the minimum requirements set out above) desired at this juncture in the Company’s development and (2) the relevant considerations associated with Board succession planning, all of which help to drive the committee’s recommendations for director nominees.
The Board does not have formal term or age limits. While term limits may foster fresh ideas and viewpoints, the Board believes that term limits fail to acknowledge the contribution of directors who have been able to develop, over a period of time, increased insight into the Company and its operations and, therefore, provide significant contributions to the Board as a whole. As an alternative to term limits, the Nominating and Corporate Governance Committee reviews each director’s continued tenure on the Board annually. In addition, the Company’s Corporate Governance Guidelines provide that the Board will consider rotation of the Chair of the Board and Committee Chairs after a Chair has served for approximately five successive years after balancing the benefits of rotation against the benefit of continuity, experience and expense.
The Nominating and Corporate Governance Committee may consider candidates for our Board from any reasonable source, including from a search firm engaged by the committee and shareholder recommendations subject to the procedures set forth below and the full procedures identified in our Corporate Governance Guidelines. Any invitation to join our Board is extended by the Board and by the Chair of the Nominating and Corporate Governance Committee.
Ms. Story, appointed to the Board in September 2022, was recommended to the Nominating and Corporate Governance Committee by a third-party search firm, which was engaged by the committee to assist in the identification and recruitment of a new Board member. After reviewing Ms. Story’s qualifications, meeting with her and discussing her potential nomination at several meetings, the Nominating and Corporate Governance Committee voted unanimously to recommend Ms. Story to the Board.
Although we do not have a formal policy with regard to the consideration of any director nominees recommended by shareholders, a shareholder or group of shareholders may recommend potential candidates for consideration. We do not have such a policy because the Nominating and Corporate Governance Committee believes that it can adequately evaluate any such nominees on a case-by-case basis.

Nominees for consideration by the Nominating and Corporate Governance Committee may be sent in writing to the Office of the Company Secretary, by mail at 20 Eastbourne Terrace, London W2 6LG, United Kingdom, not less than 90 nor more than 120 days prior to the first anniversary of the AGM in the previous year. The written nomination must include all information relating to such director nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or otherwise required, pursuant to Regulation 14A under the US Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected. In addition, the nomination must include:
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the nominating shareholder’s or shareholders’ name(s) and address(es) as they appear on the Company’s books;

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the class and number of shares beneficially owned by the nominating shareholder(s);

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a description of all agreements, arrangements and understandings between such shareholder(s), each proposed director nominee and any other person or persons (including their names) in connection with the nomination;

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any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Regulation 14A under the Exchange Act; and

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to the extent known by the shareholder(s) giving notice, the name and address of any other shareholder(s) supporting the election of the nominee.

From time to time, the Nominating and Corporate Governance Committee may request additional information from the nominee or the nominating shareholder(s). Potential nominees suggested by shareholders are evaluated by the Nominating and Corporate Governance Committee in the same manner as other potential candidates.
Director Nominees
Our Articles of Association provide that the number of directors shall be ten unless otherwise decided by the Board. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated the nine persons named below to serve as directors until the 2024 AGM or their earlier resignation or removal. All directors are elected annually.
FRANCESCO BIANCHI
INDEPENDENT Age 66 Eight years of service (since 2015)
Francesco Bianchi has served as Chair of Seven Capital Partners S.r.l., a financial consulting firm, since June 2018. He previously served as the Chief Executive Officer of Seven Capital Partners and has been with the firm since 2013. Mr. Bianchi has 30 years of mergers and acquisitions and strategic advisory experience working for well-recognized international financial institutions including JPMorgan Chase (Paris), Morgan Grenfell (London), Citi (Milan) and Bankers Trust (Milan), where he served in various roles including general manager and head of the mergers and acquisitions and corporate finance division. He also headed the strategic planning division of Banca-Intesa S.p.A. in Italy and abroad. Mr. Bianchi earned a degree in economic sciences with honors from the University of Florence and is a chartered accountant.

	Committees: • Audit and Compliance; Compensation	Director Skills and Qualifications: • Mr. Bianchi is an audit committee financial expert and has an extensive professional background working in strategy and mergers and acquisitions.

STACY ENXING SENG
INDEPENDENT Age 58 Four years of service (since 2019)
Stacy Enxing Seng has served as an Operating Partner with Lightstone Ventures, a venture capital group focused on medical technology and biotechnology-related investments, since 2016. Prior to joining Lightstone Ventures, Ms. Enxing Seng was with Covidien, a global health care products company, as its President, Vascular Therapies (2011 to 2014) and President of Peripheral Vascular (2010 to 2011). Ms. Enxing Seng joined Covidien in 2010 through the $2.6 billion acquisition of ev3 Incorporated, where she was a founding member and executive officer responsible for leading its Peripheral Vascular division (2001 to 2010). Prior to ev3, Ms. Enxing Seng held positions of increasing responsibility with Boston Scientific, SCIMED, Baxter and American Hospital Supply. She holds a B.A. in Public Policy from Michigan State University and an M.B.A. from Harvard University.

Committees: • Compensation (Chair) Other Current Public Company Directorships: • Sonova Holding AG Former Public Company Directorships During the Past Five Years: Hill-Rom Holdings, Inc.
Director Skills and Qualifications:
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Ms. Enxing Seng has broad experience as a former senior executive responsible for a world-wide business unit of a major medical device company. In addition, she has significant experience as a co-founder of a successful medical device start-up. Her operational experience at both large and small medical device companies, combined with her first-hand experience gained from building ev3 from the ground up, provide the Board with valuable insights into strategy, marketing, sales, innovation, mergers and acquisitions and a variety of other medical device-related areas.

WILLIAM KOZY
Chair Age 71 Five years of service (since 2018)
William Kozy has served as Interim Chief Executive Officer of the Company since April 2023. Prior to that, Mr. Kozy retired from Becton, Dickinson and Company, a global medical technology company, in 2016 where Mr. Kozy served as Executive Vice President and Chief Operating Officer from 2011 to 2016. At Becton Dickinson, he also served as a member of the corporate Leadership Team and in various executive roles since 1988, including head of BD Medical (2009 to 2011), President of the BD Biosciences segment (2006 to 2009), President of BD Diagnostics (2002 to 2006) and Senior Vice President of Company Operations (1998 to 2002). Mr. Kozy holds a B.A. from Kenyon College.

Committees: • None, as Interim CEO Other Current Public Company Directorships: • Cooper Companies, Inc.
Director Skills and Qualifications:
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Mr. Kozy serves as the Interim CEO of the Company and has a career spanning more than 40 years with global medical device companies. Prior to serving as COO for Becton Dickinson, Mr. Kozy’s key business worldwide leadership roles included responsibility for the Biosciences, Diagnostic and Medical segments of Becton Dickinson. During his time at Becton Dickinson, he was responsible for all world-wide businesses of the company with leadership emphasis on profitable revenue growth and talent development. He also brings a depth of corporate leadership experience in the areas of innovation systems, operations, manufacturing and ERP implementation as well as his broad and relevant experience in global strategy, mergers and acquisitions, technology and product development.

DANIEL MOORE
INDEPENDENT Age 62 Eight years of service (since 2015)
Daniel Moore has primarily worked as a private investor over the past several years. Mr. Moore served as President and CEO and a member of the board of Cyberonics, Inc., a medical device company with core expertise in neuromodulation, from 2007 to 2015, at which point, Cyberonics merged with Sorin S.p.A. to form the Company. Mr. Moore joined Cyberonics after 18 years with Boston Scientific where he was President of InterContinental as well as having roles in general management, sales and marketing earlier in his career. Mr. Moore has a B.A. from Harvard College and an Executive M.B.A. from Boston University.

Committees: • Nominating and Corporate Governance Other Current Public Company Directorships: • ViewRay, Inc.
Director Skills and Qualifications:
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Mr. Moore has extensive experience working with cutting edge medical device companies, including leadership of Cyberonics. He has significant experience in domestic and international general management and sales and marketing. Mr. Moore serves or has served on the boards of several medical device companies, the Epilepsy Foundation of America and other non-profits focused on epilepsy, the Medical Device Manufacturers Association and the Advisory Board of Purdue University’s Weldon School of Biomedical Engineering.

DR. SHARON O’KANE
INDEPENDENT Lead Director Age 55 Eight years of service (since 2015)
Dr. Sharon O’Kane serves as a non-executive director of the Health Products Regulatory Authority Board in Ireland and has a Visiting Professorship at Ulster University where she advises the Faculty of Life and Health Sciences. She has also served as an Entrepreneur in Residence at University College Dublin since 2015. She was also an expert advisor to the Stevenage Bioscience Catalyst Facility at GlaxoSmithKline, a global healthcare company (2012 to 2019) and a Commercial Mentor to Queen’s University, Belfast (2016 to 2019). Previously, Dr. O’Kane served as Entrepreneur in Residence at the University of Manchester Intellectual Property Company UMIP (2009 to 2014). Dr. O’Kane co-founded and, from 1998 to 2010, was the Chief Scientific Officer, and a Director of Renovo Group Plc, a UK biotech company. Dr. O’Kane earned a B.Sc (Honours) First Class in Biomedical Sciences from the University of Ulster from which she also earned a Ph.D. in Biomedical Sciences. She also earned a Diploma in Company Direction from the Institute of Directors.

Committees: • Nominating and Corporate Governance (Chair)
Director Skills and Qualifications:
•
Dr. O’Kane has extensive experience in healthcare, both in the academic and government realms and in research and development (R&D) capacities. She has served on the board of directors of several biotech and healthcare companies and organizations and has held numerous positions advising healthcare and biotech companies, governmental bodies and universities. Dr. O’Kane was also a co-founder, Chief Scientific Officer and executive director of Renovo Group Plc and was responsible for growing the university spin-out to a public company, and a non-executive director of Iomet Pharma Ltd. Dr. O’Kane received corporate director governance training at the Institute of Directors and Harvard Business School.

ANDREA SAIA
INDEPENDENT Age 65 Seven years of service (since 2016)
Andrea Saia served as the Global Head of Vision Care in the Alcon Division of Novartis AG, a global healthcare company, from 2011 to 2012. Prior to this role, she served as President and CEO of CibaVision Corporation, a subsidiary of Novartis, from 2008 to 2011. From 2005 to 2007, Ms. Saia served as President of Europe, Middle East and Africa operations, CibaVision’s largest regional business unit. She joined CibaVision in 2002 as Global Head of Marketing and was promoted to President of the Global Lens Business in 2003. Prior to joining Novartis, Ms. Saia was the Chief Marketing Officer for GCG Partners and also held senior management and marketing positions with global consumer products companies such as Procter & Gamble Co., Unilever and Revlon, Inc. Ms. Saia earned her B.S. in Business Administration from Miami University and her M.B.A. from J.L. Kellogg Graduate School of Management.

Committees: • Audit and Compliance; Nominating and Corporate Governance Other Current Public Company Directorships: • Align Technology, Inc. and Outset Medical, Inc.
Director Skills and Qualifications:
•
Ms. Saia is an accomplished global business executive with nearly 40 years’ experience in the medical device and consumer products industries including multinational companies such as Novartis, Unilever, Revlon and Procter & Gamble, and continuing involvement in business matters as a member of the Miami University Farmer School of Business Advisory Board. She has extensive global business experience, a broad understanding of healthcare, medical device and consumer products industries, strong management skills and significant operations experience.

TODD SCHERMERHORN
INDEPENDENT Age 62 Three years of service (since 2020)
Todd Schermerhorn served as the Senior Vice President and Chief Financial Officer of C. R. Bard, Inc., a multinational developer, manufacturer and marketer of life-enhancing medical technologies, from 2003 until his retirement in 2012. Prior to that, he had been Vice President and Treasurer of C. R. Bard (1998 — 2003). From 1985 to 1998, Mr. Schermerhorn held various other management positions with C. R. Bard. Mr. Schermerhorn received a BS from the University of Lowell and an MBA from Babson College.

Committees:
•
Audit and Compliance (Chair)

Other Current Public Company Directorships:
•
The Travelers Companies, Inc.

Former Public Company Directorships During the Past Five Years:
•
The Spectranetics Corporation.

Director Skills and Qualifications:
•
Mr. Schermerhorn served as the Chief Financial Officer of a publicly traded company and has significant experience and expertise in management, accounting and business operations. Mr. Schermerhorn is also an audit committee financial expert.

BROOKE STORY
INDEPENDENT Age 51 Less than one year of service (since 2022)
Brooke Story currently serves as Worldwide President, Integrated Diagnostic Solutions at BD (Becton, Dickinson and Company), a position she assumed in April 2021. Prior to that, she spent 15 years at Medtronic, where she held a variety of roles in finance, sales and business unit leadership, culminating in her tenure as President, Pelvic Health and Gastric Therapies. Ms. Story began her career in sales at Johnson & Johnson and as a consultant for Accenture. Story holds a BS in industrial engineering from the University of Tennessee and an MBA from the University of Michigan.

Committees: • Nominating and Corporate Governance Former Public Company Directorships During the Past Five Years: • Sigilon Therapeutics
Director Skills and Qualifications:
•
Ms. Story has over 20 years of experience in the global medical technology industry. Throughout her career, she has excelled in helping large medical device corporations inspire teams, mentor and development talent and deliver economic value.

PETER WILVER
INDEPENDENT Age 63 One year of service (since 2022)
Peter Wilver served as Executive Vice President and Chief Administrative Officer of Thermo Fisher Scientific Inc., a provider of laboratory products and services, from August 2015 to March 2017, and as Senior Vice President and Chief Financial Officer from 2006 until his retirement in July 2015. He served as Vice President and Chief Financial Officer of Thermo Electron from 2004 to 2006 and as Thermo Electron’s Vice President, Financial Operations from 2000 to 2004. Before joining Thermo Electron, Mr. Wilver held financial leadership roles at Honeywell International, Grimes Aerospace Company and General Electric Company. Mr. Wilver holds a BS in Business Administration in Accounting from The Ohio State University and is a certified public accountant.

Committees:
•
Audit and Compliance; Compensation

Other Current Public Company Directorships:
•
Baxter International Inc., Evoqua Water Technologies Corporation and Shoals Technology Group

Former Public Company Directorships During the Past Five Years:
•
CIRCOR International, Inc. and Tenet Healthcare Corporation

Director Skills and Qualifications:
•
Mr. Wilver served as the Chief Financial Officer of a publicly traded company and has significant experience and expertise in strategic planning and business development, as well as in leading the financial, accounting and investor functions of large, multinational manufacturing companies. Mr. Wilver is also an audit committee financial expert.

Director Compensation
Overview.   The Compensation Committee reviews the total compensation paid to our non-employee directors on an annual basis. The purpose of the review is to ensure that the level of compensation is appropriate to attract and retain a diverse group of directors with the breadth of experience necessary to perform our Board’s duties and to compensate our directors fairly for their services. The review includes the consideration of qualitative and comparative factors. To ensure directors are compensated relative to the scope of their responsibilities, the Compensation Committee considers the factors set out in the Company’s remuneration policy which govern payments to all directors, including non-executive directors. Some of the factors considered include: the time and effort involved in preparing for Board and committee meetings and the additional duties assumed by committee Chairs, the Chair of our Board (if a non-executive director) and the Lead Director (if the Chair of the Board is an executive director); the level of continuing education required to remain informed of broad corporate governance trends and material developments relevant to strategic initiatives within our company; and the compensation paid to directors at a peer group of companies as determined by the Compensation Committee with advice from its compensation consultant.
2022 Director Compensation.   The compensation for our non-executive directors remained flat from 2015 through 2021. As previously disclosed, on the advice of its compensation consultant, Pearl Meyer, in 2022, the Compensation Committee recommended to the Board an increase in the grant value of the annual service-based share awards for non-executive directors of $20,000 (to $130,000 for all non-executive directors other than the Chair of the Board, and to $205,000 for the Chair of the Board). On April 20, 2022, the Board approved this increase, which became effective after the 2022 AGM. In addition, in recognition of the additional work required by members of the Nominating and Corporate Governance Committee and by its Chair to oversee the Company’s ESG initiatives, on April 20, 2022, the Board approved a $2,000 increase in the NCG Committee fee other than for the Chair of the NCG Committee, and an increase of $5,000 for the Chair of the NCG Committee. The change took effect after the 2022 AGM.
Effective after the 2022 AGM, non-employee directors who served on the Company’s Board received the following fees paid in cash for their service on the Board:
•
annual Board retainer fee of $110,000 ($185,000 for the Board Chair)

•
annual committee Chair fees:

•
$20,000 (Nominating and Corporate Governance Committee)

•
$20,000 (Compensation Committee)

•
$30,000 (Audit and Compliance Committee)

•
annual committee member fees (for members other than the committee Chairs):

•
$8,000 (Nominating and Corporate Governance Committee)

•
$8,000 (Compensation Committee)

•
$15,000 (Audit and Compliance Committee)

As discussed above, in 2022, each of our non-executive directors was also granted RSUs with a grant date fair market value of $130,000, other than our Board Chair who received an RSU award with a grant date fair market value of $205,000. These are service-based awards that vest after one year, subject to prorated vesting in the event of separation prior to the end of a director’s term.
The following table sets forth a summary of the compensation due to our non-employee directors in the year ended December 31, 2022:
Name	Fees Earned in Cash ($)	Stock Awards ($)(1)	Total ($)
William Kozy(2)	185,000	204,987	389,987
Francesco Bianchi	133,000	129,958	262,958
Stacy Enxing Seng	130,000	129,958	259,958
Daniel Moore	117,099	129,958	247,057
Alfred Novak(3)	60,288	—	60,288
Dr. Sharon O’Kane	127,747	129,958	257,705
Dr. Arthur Rosenthal(3)	53,489	—	53,489
Andrea Saia	132,099	129,958	262,057
Todd Schermerhorn	140,000	129,958	269,958
Brooke Story	34,630	96,134	130,764
Peter Wilver	73,077	129,958	203,035

(1)
Amounts reflect the full grant date fair value of RSUs granted in 2022 computed in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to our directors in “Note 16. Stock-Based Plans” in the Company’s US Annual Report on Form 10-K for the year ended December 31, 2022. The RSUs shown in the table will generally vest on the earlier of (i) the anniversary of the grant date and (ii) the date of a Change in Control (as defined in the relevant RSU agreement). As of December 31, 2022, all RSU awards reflected in the column were unvested. The stock award values shown above correspond to the following number of RSUs: for Mr. Kozy 3,284 RSUs; for Ms. Story 1,725 RSUs and for all other directors listed above, 2,082 RSUs.

(2)
Mr. Kozy served all of fiscal 2022 and a portion of fiscal 2023 as an independent director before his appointment as Interim CEO in April 2023.

(2)
Mr. Novak and Dr. Rosenthal were not nominated for re-election at the 2022 AGM and were paid a pro-rated fee in 2022. Neither individual received RSU awards in 2022.

2023 Director Compensation.   Upon the recommendation of the Nominating and Corporate Governance Committee, the Board established the Lead Director role in light of Mr. Kozy’s assumption of the additional role of Interim CEO, in addition to his role as Chair of the Board. Based on the increased responsibilities and time commitment assumed by the Lead Director, and on the advice of Pearl Meyer, the Compensation Committee recommended, and the Board approved, an annual retainer for the Lead Director role, if filled, of $30,000. The Compensation Committee did not recommend any additional changes to the compensation of the non-executive directors relative to 2022. Otherwise, during the period of his employment as Interim CEO, Mr. Kozy is deemed to waive any entitlement to director fees and awards that he would otherwise have received in his capacity as a non-executive director and Chair of the Board.

EXECUTIVE OFFICERS
Name	Age	Position
William Kozy	71	Interim Chief Executive Officer
Alex Shvartsburg	53	Chief Financial Officer
Michael Hutchinson	52	Senior Vice President, Chief Legal Officer and Corporate Secretary
Marco Dolci	61	President, Cardiopulmonary Business Unit
Trui Hebbelinck	51	Chief Human Resources Officer
William Kozy’s biographical information is set forth under “Director Nominees.”
Alex Shvartsburg joined LivaNova in September 2017 as Vice President, Finance, Strategy & Innovation (September 2017 to January 2020) and then became Vice President, Corporate Finance & Chief Financial Officer, International Markets (January 2020 to November 2020). He assumed the role of Interim Chief Financial Officer in November 2020 and became CFO in July 2021. Prior to joining the Company, Mr. Shvartsburg was Chief Financial Officer/Chief Operating Officer of Caligor Coghlan Pharma Services (f/k/a CaligorRx), a global provider of clinical supply services (June 2016 to September 2017); Vice President, Finance Genetic Science Division at Thermo Fisher Scientific (January 2014 to June 2016); and Sr. Finance Director, Mergers & Acquisitions with Life Technologies (June 2012 to January 2014). Over the course of twenty years, Mr. Shvartsburg held positions of increasing responsibility in finance with Johnson & Johnson. Mr. Shvartsburg holds a BS in Accounting from Drexel University — College of Business and Administration and an MBA from La Salle University.
Michael Hutchinson joined LivaNova in November 2022 as Senior Vice President, Chief Legal Officer and Corporate Secretary. He is responsible for the global legal, compliance and corporate governance functions of the Company. Mr. Hutchinson has more than 20 years of experience as an attorney, advisor, and business leader, including more than a decade of leadership and management experience with life science companies such as Stryker Corporation and Varian Medical Solutions. He has successfully and efficiently managed a broad range of legal and business issues, including complex litigation, ESG matters, and government investigations. Mr. Hutchinson’s experience also includes leading and advising on more than 80 acquisitions and integrations. Prior to his role at LivaNova, from March 2022 to November 2022, Mr. Hutchinson served as Senior Vice President, Chief Legal Officer and Corporate Secretary at ByHeart, Inc., a clinical research based infant nutrition company. Mr. Hutchinson served as Senior Vice President, General Counsel at Varian Medical Systems, a Siemens Healthineers Company, from April 2021 to March 2022 and from June 2020 to April 2021, Senior Vice President, Chief Legal Officer and Corporate Secretary, at Varian Medical Systems, a publicly traded medical technology company that was acquired by Siemens Healthineers in April 2021. Prior to joining Varian Medical Systems, Inc., Mr. Hutchinson spent 12 years with Stryker Corporation, a multinational medical technologies company, where he served as Vice President and Advisor to the Chairman and CEO from March 2019 to May 2020 and Vice President, Chief Legal Officer, Corporate Secretary and General Counsel, from September 2013 to March 2019 and other roles of increasing responsibility, including Deputy General Counsel and Chief Legal Counsel Orthopaedics Group between 2008 and 2013. Mr. Hutchinson holds a J.D. degree from The George Washington University Law School and a B.A. degree from Clark University.
Marco Dolci joined LivaNova in March 2017 as President, Europe, served as President, Europe and Head of Global Manufacturing Operations (December 2018 to January 2020), SVP, Global Operations and R&D (January 2020 to January 2022) and, since February 2022, President, Cardiopulmonary Business Unit. Prior to joining the Company, Mr. Dolci was with Danaher Corporation, a manufacturing conglomerate, as its Vice President of Danaher Business System — Dental Consumable Platform (April 2016 to March 2017); President of Global Digital Dentistry (November 2014 to April 2016); President — Dental Consumable Platform — EMEA, Asia and Pacific Region (December 2012 to December 2014); and President, Kerr EMEA (October 2010 to December 2012). Prior to his tenure at Danaher, Mr. Dolci served as President and CEO, EMEA for Hitachi Medical System Europe Holding AG. Earlier in his career, he worked in various positions at Eastman Kodak S.A. — Health Care Division, GE Healthcare and Philips Medical Systems. Mr. Dolci holds a master’s degree in nuclear physics from University of Milan and an Executive M.B.A. from Polytechnic University of Milan.

Trui Hebbelinck joined LivaNova in March 2019 as the Company’s Chief Human Resources Officer and oversees global human resources. Prior to joining LivaNova, Ms. Hebbelinck had progressive HR Business Partner and Talent specialist roles during her 15-year tenure at General Electric, including ten years at GE Healthcare. Her experience also includes five years of VP HR Operational and VP HR Trading & Supply experience at Shell and for four years she was an HR Director in a private hospital. During that time she was a member of the advisory board of the minister of Health. Ms. Hebbelinck earned a Master of Science in Psychology from Ghent University and a post-graduate degree in Business Management & Administration from the University of Leuven.

Executive Compensation
Compensation Discussion & Analysis
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation programs for our Named Executive Officers (“NEOs”) and the oversight exercised by the Compensation Committee in setting executive compensation for the year ended December 31, 2022. This CD&A supplements and should be read together with the compensation tables and related disclosure following this CD&A.
Our Named Executive Officers
Our NEOs for the year ended December 31, 2022 are:
•
Damien McDonald, Former Chief Executive Officer;

•
Alex Shvartsburg, Chief Financial Officer;

•
Marco Dolci, President, Cardiopulmonary Business Unit;

•
Keyna Skeffington, Senior Advisor and former Senior Vice President, General Counsel and Corporate Secretary; and

•
Trui Hebbelinck, Chief Human Resources Officer.

CD&A Executive Summary
Review of 2022 Performance
The downstream effects of COVID-19 coupled with supply chain and inflationary pressures presented operating challenges for the Company and the global economy throughout 2022. The Company’s performance during the year was balanced by its diverse portfolio and reflected its commitment to driving top-line growth and delivering differentiated products and therapies to patients and physicians, all while navigating a challenging environment.
In 2022, our Cardiopulmonary net revenue increased 3.6% compared to 2021, with growth in the US and Rest of World regions. This growth was primarily driven by oxygenators due to an increase in cardiac surgery procedures and strength in heart-lung machine placements in the Rest of World region. These increases were partially offset by unfavorable foreign currency fluctuations.
Neuromodulation net revenue increased 4.6% compared to 2021, with growth across all regions. This increase was driven by replacement implants as well as improving market dynamics, partially offset by unfavorable foreign currency fluctuations.
ACS net revenue decreased 29.1% compared to 2021, primarily due to a reduction in patients treated with ECMO related to fewer severe COVID-19 cases, product mix and hospital-related challenges. The decrease was partially offset by growth in non-COVID-19 cases.
During 2022, management achieved a number of strategic milestones that are expected to contribute to the Company’s future success:
•
In February, we announced the first patient implanted in the investigational device exemption (IDE) clinical study, OSPREY, which seeks to demonstrate the safety and effectiveness of the LivaNova aura6000™ System in treating obstructive sleep apnea.

•
In March, we announced the 250th patient implanted in the RECOVER clinical study, which aims to demonstrate the safety and effectiveness of VNS Therapy® System as an adjunctive therapy for treatment-resistant depression.

•
In April, we launched the Essenz™ Patient Monitor, a transformative monitoring system that improves clinical efficiency and quality of patient care during cardiopulmonary bypass procedures.

•
Additionally, the company received 510(k) clearance for ECMO from the US Food and Drug Administration (“FDA”) for its LifeSPARC™ system, a next-generation Advanced Circulatory Support pump and controller.

•
Lastly, in December, LivaNova received a close-out letter from the FDA for the Warning Letter associated with its Munich manufacturing facility and 3T Heater-Cooler™ device, which represents the culmination of the Company’s corrective actions in this area.

2022 — Compensation at Risk
The Company’s focus on pay for performance is embedded in its compensation programs described more fully in this Compensation, Discussion and Analysis. A majority of the compensation paid to the Company’s NEOs is at risk, as reflected in the following graphs, which show the relative weighting of target pay for our former CEO and the average for the other NEOs as a group for 2022. The target pay mix applies to our former CEO and does not reflect the pay mix for our Interim CEO’s compensation.

CEO Target Pay Mix
All Other Components 5%
Base Salary 12%
Short-Term Incentive 14%
Long-Term Incentive 69%

NEOs (other than CEO) Average Target Pay Mix
All Other Components 8%
Base Salary 23%
Long-Term Incentive 53%
Short-Term Incentive 16%

2022 Short-Term and Long-Term Incentive Payouts
2022 Short-Term Incentive Plan	2020-2022 Adjusted Free-Cash Flow Performance Stock Units (PSUs)	2020-2022 Relative TSR Performance Stock Units (PSUs)
91.4% of target Reflects performance against a set of financial and non-financial objectives	30.7% of target Reflects 65.3% achievement against our target	73% of target Reflects 41st percentile performance against our rTSR peer group
Further details regarding these plans, the bonuses paid to our NEOs and the elements of our pay-for-performance compensation program are described more fully later in this Compensation Discussion and Analysis.
Executive Compensation Pay Practices
Our market-competitive executive compensation program is designed to attract and retain executives who perform at a high level and contribute to the success of the Company. It also provides strong financial incentives for the NEOs to increase shareholder value. To accomplish these objectives, the Company pays its NEOs: a base salary in cash; a bonus in cash based on whether the metrics of the Short-Term Incentive Plan are achieved; equity in the form of service-based awards and performance-based awards; and other employment benefits. All of these items are more fully described in this Compensation Discussion and Analysis and in the narrative and tables below.
The following table sets out what we do and what we do not do in our executive compensation program to drive results for our shareholders:
What We DO:	What We DO NOT Do:
Target NEO pay around the market median to attract, motivate and retain talented executive officers with the skills and experience to ensure our long-term success	We do not pay excise tax gross-ups

What We DO:	What We DO NOT Do:
Use multiple pay and award vehicles that work together to reward performance and retain talent, while maintaining alignment with shareholder interests	We do not reprice stock options or award discounted stock option grants
Reward individual performance with base salary and a cash-based short-term bonus while ensuring a meaningful link to our operational performance and shareholder interests	We do not allow hedging transactions for any type of Company security, including without limitation puts, calls, equity swaps, collars, exchange funds, prepaid variable forwards or other financial instruments or derivative securities
Balance the components of compensation so that short-term (annual) and long-term performance objectives are recognized because our success depends on our executive officers being focused on critical strategic and tactical objectives, both in the short-term and long-term	We do not allow our officers or directors to pledge Company securities
Pay a substantial portion of each NEO’s compensation as variable pay contingent upon the achievement of our business objectives
Require NEOs to have a meaningful ownership interest in the Company with stock ownership requirements
Vest equity awards over time to promote retention and mitigate risks
Retain the ability to recoup awards in specified situations through our LivaNova Compensation Recoupment Policy
Role of the Compensation Committee
The Compensation Committee determines our compensation philosophy and program design and is the decision-making body on all matters relating to the compensation paid to our NEOs. The Compensation Committee has the sole authority to retain and terminate a compensation consultant to assist with its responsibilities as well as the sole authority to approve the compensation consultant’s fees, which the Company pays. For more information about the Compensation Committee, its members and its duties as set forth in its charter, please refer to the section entitled “Corporate Governance — Role of the Board of Directors” beginning on page 6 of this proxy statement.
Consideration of Prior Year’s Say on Pay Vote
At the 2022 AGM, our “Say on Pay” proposal regarding NEO compensation garnered shareholder support of approximately 90.1% of the votes cast. The advisory vote on the UK directors’ remuneration report regarding executive and non-executive director remuneration also showed strong support with approximately 96.4% approval of the votes cast. Each of these proposals is voted on annually. As a result of the positive say-on-pay vote, the Compensation Committee concluded that the company’s executive compensation programs are performing as intended and therefore determined not to make any changes to the core structure of the programs.
LivaNova’s Compensation Committee considers its remuneration policy annually to ensure that it remains aligned with business needs and is appropriately positioned relative to the market. In the absence of exceptional unexpected circumstances requiring a change to that policy, however, there is no intention to change the policy, and we have not revised the policy more frequently than every three years as required by the UK Companies Act 2006. The remuneration policy applies to our directors, including our Interim CEO, who is also our sole executive director. The remuneration policy received the support of approximately 98.6% of the votes cast in 2022.

Role of the Compensation Consultant
For 2022, the Compensation Committee directly engaged an independent compensation consultant, Pearl Meyer & Partners, LLC (“Pearl Meyer”), to advise on competitive pay practices, recommend a peer group for compensation purposes, provide market data and assist the Compensation Committee in the analysis of that data. During 2022, Pearl Meyer did not perform any services for the Company or any of its executive officers or other employees. Based on these factors, the Compensation Committee’s evaluation of Pearl Meyer’s independence pursuant to the requirements approved and adopted by the SEC and Nasdaq and information provided by Pearl Meyer, the Compensation Committee determined that the work performed by Pearl Meyer did not raise any conflicts of interest.
Role of the CEO
Our Compensation Committee works with our executive management, including our CEO, to oversee our executive compensation program. Our CEO plays a key role in the process as it relates to executive officers other than himself. For the NEOs other than himself, our CEO:
•
Recommends performance objectives for our annual short-term incentive plan (“STIP”);

•
Recommends adjustments to annual base salaries and target amounts under our STIP;

•
Recommends equity incentive awards under our long-term incentive plan (“LTIP”);

•
Prepares an evaluation of each executive officer; and

•
Prepares an analysis of performance objective achievements and recommends annual bonus amounts.

During 2022, with respect to himself, our former CEO prepared a self-evaluation that was reviewed by the Compensation Committee and used by the Compensation Committee in setting his compensation.
Executive Compensation Philosophy
The Compensation Committee has structured the Company’s executive compensation program to incentivize our NEOs to perform at the highest level, take appropriate risks and drive shareholder return in the short and long-term. We determine the compensation strategy for our NEOs and oversee its operation to ensure our goals — shareholder alignment, rewarding appropriate performance and competitive pay — are achieved in practice.
Our executive compensation program aims to ensure that we recruit and retain key executive officers responsible for our success and align the interests of our executive officers, including our NEOs, with shareholders. To achieve these ends, the Compensation Committee’s executive compensation decisions are based on the following principal objectives:
•
Providing a competitive compensation package that attracts, motivates and retains talented executive officers with the skills and experience to ensure our long-term success, and enhance shareholder value.   We utilize multiple pay and reward vehicles that work together to achieve our overall compensation objectives. These vehicles deliver a competitive package that focuses on rewarding performance and retaining talent, while maintaining alignment with shareholder interests.

•
Ensuring a meaningful link to our operational performance, shareholder interests, corporate governance and the total compensation received by our executive officers.   A substantial portion of each executive officer’s compensation is based on the collective performance of our management team, as measured by the achievement of specific, key company objectives. The emphasis on overall performance is designed to focus our executive officers, working as a team, on a common purpose, using shared performance standards aligned with shareholder interests and the highest levels of integrity, teamwork and ethical standards within the Company.

•
Balancing the components of compensation so that short-term (annual) and long-term performance objectives are recognized.   Our success depends on our executive officers being focused on the critical strategic and tactical objectives, both short-term and long-term, that lead to our success as a company. The components of our compensation package, coupled with the performance objectives, align our executive compensation with our business objectives. The design of the program, the selected performance objectives, and the timing of awards and pay-outs are all intended to drive business performance and increase shareholder returns.
•
Considering, among other things, comparable pay levels and structures in the US, the UK and the international medical devices industry.   Given the industry in which we compete, and the multinational nature of the Company and its operations, we believe that it is critical to consider pay levels and structures across the US, the UK and the international medical devices industry to establish competitive compensation levels for our executive officers.

How We Establish Executive Compensation Levels
In making executive compensation determinations, the Compensation Committee relies on several factors to set compensation elements and compensation targets consistent with our executive compensation program objectives. These factors include:
•
Assessment of Company Performance.   The Compensation Committee establishes specific, objectively measurable company financial and non-financial performance goals that the Board, the Compensation Committee and management believe will drive shareholder value. The relative achievement of the performance objectives determines substantially all of the pay-outs under the STIP and whether forfeiture restrictions on performance-based equity incentive awards lapse under the LTIP.

•
Assessment of Individual Performance.   Individual performance is a key consideration in our compensation decisions.

•
CEO.   The Compensation Committee meets with our CEO at the end of each fiscal year to agree on the CEO’s performance objectives for the next year. At the end of the fiscal year, the Compensation Committee and the Chair of the Board or the Lead Director (if the Chair of the Board is an executive director) meet in executive session to assess the CEO’s performance against his performance objectives, his contribution to our performance, his ethics and integrity and other leadership attributes.

•
Other NEOs.   For all other NEOs, the Compensation Committee receives performance assessments and compensation recommendations from the CEO and also exercises its judgment based on the Board’s interactions with the individuals. As with the CEO, an executive officer’s performance assessment is based on individual achievements and contributions, contribution to Company performance, ethics and integrity and other leadership accomplishments.

•
Benchmarking Analysis.   The Compensation Committee reviews peer group data as a market check for compensation decisions but does not base compensation targets on peer group data alone. In particular, the Compensation Committee compares the overall pay of individual NEOs to the most relevant benchmarking data available from its independent compensation consultant, Pearl Meyer. In setting NEO pay, the Compensation Committee predominantly considers individual and Company performance, as well as internal pay equity; peer group data is used as a market check to compare individual pay to comparable roles among our peer group. To perform the benchmark analysis, Pearl Meyer uses survey data from Radford Aon, which is the compensation survey platform LivaNova uses for salary benchmark data, as well as data from a pre-established peer group selected by the Compensation Committee.

The peer group used to benchmark executive compensation for the year ended December 31, 2022 consisted of the following companies selected by the Compensation Committee based upon the recommendation of its independent compensation consultant, Pearl Meyer:
• Abiomed, Inc.	• Integra LifeSciences Holdings Corporation
• Avanos Medical, Inc.	• Masimo Corporation
• CONMED Corporation	• Merit Medical Systems, Inc.
• Globus Medical, Inc.	• Nevro Corp.

• Haemonetics Corporation	• NuVasive, Inc.
• ICU Medical, Inc.	• Penumbra, Inc.
• Integer Holdings, Corporation	• Tandem Diabetics Care, Inc.
Compared to the peer group used to benchmark executive compensation for the year ended December 31, 2021, the 2022 compensation peer group excluded six companies represented in the 2021 compensation peer group, namely Cantel Medical Corp., Envista Holdings Corporation, Hill-Rom Holdings, Inc., iRhythm Technologies, Inc., STERIS plc and The Cooper Companies, Inc. Cantel Medical Corp. and Hill-Rom Holdings were removed because they were acquired and are no longer stand alone public companies. The other four companies were removed by the Compensation Committee, upon the recommendation of Pearl Meyer, to better align the peer group to the Company based on number of employees, revenue and market capitalization.
•
Overall Competitiveness.   The Compensation Committee uses aggregated market data from the Radford Aon survey data as well as the peer group as a reference point to ensure that executive compensation falls within the broad middle range of comparable pay at peer companies with which the Company competes for talent.

•
UK Remuneration Policy.   For our Interim CEO, who is also a director, the Compensation Committee must also ensure that any compensation plan it approves for him is consistent with our shareholder-approved UK remuneration policy. Under English company law, we are obliged to adopt a remuneration policy for our directors, including our Interim CEO, who is also a director. Under our shareholder-approved remuneration policy, our CEO’s maximum short-term incentive opportunity cannot exceed 200% of his base salary. In the case of a calculated payment higher than 200%, the Compensation Committee would affirmatively act to reduce the award to not exceed 200% of his base salary in compliance with the UK remuneration policy.

Elements of Compensation
Base Salary
Purpose: Attract and retain NEOs; compensate for individual performance
Key Features:
•
Fixed annually at the beginning of the financial year by the Compensation Committee

•
Measured against the compensation peer group

•
Serves as the baseline from which short-term incentives are calculated

•
Each of the NEOs is party to an employment agreement that provides for a specified base salary.

The annual base salaries of our NEOs are an important part of their total compensation package and are intended to reflect their respective positions, duties and responsibilities. Base salaries help balance the incentive portions of the compensation program and thereby provide stability and reduce the incentive for excessive risk-taking.
In establishing base salaries, the Compensation Committee considers the following factors:
•
Individual performance during the recently completed financial year and potential future contribution;

•
Responsibilities, including any recent changes in those responsibilities;

•
Level of expertise and experience of the NEO;

•
Strategic importance of the NEO’s position;

•
Internal pay equity among positions; and

•
Competitive benchmarking data.

On February 16, 2022, the Compensation Committee approved the base salaries of our NEOs effective as of April 1, 2022. For all the NEOs other than Mr. Shvartsburg, the Compensation Committee granted a 3% merit increase. For Mr. Shvartsburg, the Compensation Committee approved a 9% increase to £360,000, predominately to align his base pay with market data. Further, on December 14, 2022, the Compensation Committee approved an increase to Mr. Shvartsburg’s base salary to £430,000 annually, effective January 1, 2023. The salary increase encompassed both an accelerated 2023 merit increase as well as a market calibration adjustment as Chief Financial Officer.
The Company pays its NEOs in local currencies and not in US dollars. The change in base salary shown in US dollars in the table below reflects both the base salary increases referenced above, as well as the change in the exchange rate used for 2022 relative to the exchange rate used for 2021.
	Currency	2022 Base Salary (local currency)(1)	2021 Base Salary (local currency)(1)	Change from 2021	2022 Base Salary ($)(1,2)	2021 Base Salary ($)(1,2)
Damien McDonald	GBP	791,117	768,075	3.0%	974,545	1,056,456
Alex Shvartsburg	GBP	360,000	330,000	9.1%	443,470	453,902
Marco Dolci	EUR	515,000	500,000	3.0%	541,255	591,140
Keyna Skeffington	GBP	371,212	360,400	3.0%	457,281	495,716
Trui Hebbelinck	GBP	309,000	300,000	3.0%	380,645	412,638

(1)
For all NEOs, the amounts in this column represent the annual base salary effective from April 1 of the respective year.

(2)
For salary amounts, we used an exchange rate of $1.23186 per British Pound and exchange rate of $1.05098 per Euro for 2022 base salary. The exchange rate shown here for the 2021 data and in the proxy statement for the 2021 AGM was $1.3754 per British Pound and exchange rate of $1.18228 per Euro. The exchange rates reflect the applicable period average published rate from our BOPC Accounting System between January 1 and December 31 of the respective calendar year. The BOPC Accounting System uses Bloomberg as a source to obtain exchange rates.

Short-Term Incentives: 2022 Short-Term Incentive Plan (the “2022 STIP”)
Purpose:   Our STIP provides incentives that compensate our executive officers for achieving certain short-term objectives intended to enhance shareholder value. In addition, the STIP is designed to promote the retention of our NEOs.
In particular, the STIP provides formulaic incentives to achieve or exceed a predetermined set of financial objectives, with the final payout for our NEOs modified on the basis of the achievement of non-financial goals. For the 2022 STIP, for all NEOs, the financial objectives related to Net Sales and Adjusted Net Income. In the case of Mr. Dolci, the 2022 STIP financial objectives also included Net Sales and Adjusted Operating Income, in each case for the Cardiopulmonary business unit. For purposes of the 2022 STIP:
•
“Net Sales” is defined as our net sales for 2022 at budgeted currency exchange rates, excluding net sales from any acquisitions and divestitures in 2022.

•
“Adjusted Net Income” is defined as net income at reported currency exchange rates, after adjustments for the effects of acquisitions, divestitures, restructuring, integration, product remediation, purchase price allocation and intangible amortization, significant litigation, equity compensation, significant non-cash adjustments and other infrequent, unusual or non-recurring items not incurred in the ordinary course of business.

•
“Adjusted Operating Income” is defined as operating income of the business unit at 2022 budgeted currency rates, after adjustments for the effects of acquisitions, divestitures, restructuring and other strategic transactions, as well as special items, significant and unusual litigation and equity compensation.

•
After considering the achievement of the financial objectives under the STIP, final payouts for our NEOs are subject to a modifier based on non-financial objectives. For the 2022 STIP, the following non-financial objectives were combined to create a payout modifier:

•
Clinical Study projects in Difficult-to-Treat Depression (DTD), Heart Failure (HF) and Obstructive Sleep Apnea (OSA);

•
Product Development objectives related to three key milestones for new product development in our Epilepsy business; and

•
Regulatory Projects objectives related to our Cardiopulmonary (CP) and ACS business.

Key Features:
•
Annual cash-based bonus plan expressed as a percentage of the NEO’s weighted average base salary conditioned on achievement of certain financials and non-financial metrics, per the following formulas.

For all our NEOs, except Mr. Dolci, the calculation is based on the following formula:
Where BPF stands for Business Performance Factor (“BPF”), a formulaic calculation based on financial and non-financial objectives. The BPF is calculated as follows:
Where LIVN Financial PF stands for LivaNova Financial Performance Factor and is calculated based on the above-described financial metrics per the following formula, and LIVN NF goals modifier is the above-described modifier based on Non-Financial Objectives.
For Mr. Dolci, given his role as President of the Cardiopulmonary business unit, the financial component of his 2022 STIP payout included both the results of LivaNova (with a 30% weight) as well as the specific financial results of the Cardiopulmonary business unit (with a 70% weight). The Cardiopulmonary financial performance factor was calculated based on achievement of a revenue target (with a 60% weight) and targeted adjusted operating income (with a 40% weight). The outcome of the financial calculation was then modified by the same LIVN NF goals modifier applicable to all other NEOs. As a result, his 2022 STIP payout was calculated according to the following formula:
Incentive payouts range from threshold to maximum levels, depending on level of performance measured against the pre-set metrics, per the following tables:

*
The Non-Financial Goal Modifier is capped at 100% if the Adjusted Net Income target is not achieved.

The table below shows the minimum, target and maximum achievement of the short-term incentive payment under the 2022 STIP for each of the NEOs:
Name	2022 STIP Minimum (Percentage of Base Salary)	2022 STIP Target (Percentage of Base Salary)	2022 STIP Maximum (Percentage of Base Salary)(1)
Damien McDonald	0%	125%	200.0%
Alex Shvartsburg	0%	65%	121.9%
Marco Dolci(2)	0%	65%	121.9%
Keyna Skeffington	0%	70%	131.2%
Trui Hebbelinck	0%	65%	121.9%

(1)
These percentages represent 160% of the target bonus opportunity for Mr. McDonald and 187.5% of the target bonus opportunity for the other NEOs.

(2)
From January through March 2022, Mr. Dolci’s target bonus percentage was set at 60% of his base salary. As a result of his promotion to President of the Cardiopulmonary business unit, Mr. Dolci’s target bonus percentage increased to 65% of his base salary effective April 1, 2022.

2022 Short-Term Incentive Plan Pay-Out
Bonuses are based on performance over the calendar year, which is also our financial year, and are generally paid in April of the following year after completion of the audit of our annual financial statements. The Company’s performance in 2022, as defined by the 2022 STIP, was as follows:
Financial Objectives:
LIVN Objective
	Weight (%)	Target ($M)	Achievement ($M)	Achievement (%)	Financial Payout (%)
Net Sales	60	1,047.1	1,070.4	102.2%	111.1%
Adjusted Net Income	40	143.8	129.2	89.8%	61.9%
				LIVN Fin. PF	91.4%
Cardiopulmonary Business Unit Objective
	Weight (%)	Target ($M)	Achievement ($M)	Achievement (%)	Financial Payout (%)
Net Sales	60	491.3	535.1	108.9%	144.6%
Adjusted Operating Income	40	70.7	73.6	104.1%	110.2%
				CP BU Fin. PF	130.8%

Non-Financial Objectives:
Performance against our 2022 non-financial goals resulted in 65% achievement which would have resulted in a 107.5% non-financial modifier of our STIP pay-out. However, as our 2022 Adjusted Net Income target was not achieved, the modifier was capped at 100%.
The following table summarizes our performance relative to our non-financial goals for purposes of the 2022 STIP.
Business Area	Description	Achievement	Achievement description	Weight (%)	Achievement (%)(1)
DTD	First interim analysis completed for the Unipolar cohort by target date	Achieved	250th Unipolar patient randomized into the study by target date which triggered the first interim analysis	15%	15%
	First interim analysis initiated for Bipolar cohort in the RECOVER study upon randomizing target number of bipolar patients by target date	Not Achieved	Target number of bipolar patients unmet due to focus on achieving a successful Unipolar interim analysis.	10%	0%
HF	First interim analysis completed by end target date	Achieved	Interim analysis completed by target date	10%	10%
	Either — Pre-Market Approval (PMA) Clinical Module submitted by target date (if first IA hits criteria); or — Randomized target patients by target date	Achieved	Because the conditions for PMA filing were not met at the initial interim analysis, this goal becomes “Randomize target patients by target date.” The target number of randomized have been achieved by the target date.	5%	5%

Business Area	Description	Achievement	Achievement description	Weight (%)	Achievement (%)(1)
OSA	Target number of randomized patients by target date	Not Achieved	Target number of patients not achieved by the target date	10%	0%
Epilepsy	Three key milestones in R&D to be completed by target date, each weighted 5%.	Achieved	All milestones achieved by the target date	15%	15%
CP	Essenz CE Mark submission completed by target date	Achieved	Essenz CE Mark was submitted by target date	10%	10%
	Essenz FDA submission completed by target date	Achieved	Essenz CE Mark was submitted by target date	10%	10%
ACS	510K regulatory clearance of LifeSPARC pump ECMO, Cannula and Oxygenator by target date, each weighted 5%	Not Achieved	Clearance was either obtained after the target date or not obtained	15%	0%
Total				100%	65%

(1)
Achievement for each goal is capped at 100% of its assigned weight.

STIP payout:
As a result of achievement of our 2022 STIP financial and non-financial objectives, the STIP produced a payout of 91.4% of target for all of the NEOs other than Mr. Dolci for whom the STIP payout was 119.0%.
The following table shows the target bonus amount, the BPF and the amount paid to each NEO under the 2022 STIP:
	2022 STIP Target ($)(1)	STIP Payout %	2022 STIP Payout ($)(1)
Damien McDonald	1,209,433	91.4%	1,105,422
Alex Shvartsburg	282,332	91.4%	285,051
Marco Dolci(2)	342,810	119.0%	407,944
Keyna Skeffington	317,798	91.4%	290,467
Trui Hebbelinck	245,642	91.4%	224,517

(1)
For payout amounts, we used an exchange rate of $1.23186 per British Pound and exchange rate of $1.05098 per Euro, each of which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2022 and December 31, 2022.

(2)
The 2022 STIP Payout for Mr. Dolci was calculated as follows: (30% x 91.4% + 70% x 130.8%) x 100% = 119.0%, with 91.4% representing the Company financial performance factor, 130.8% representing the Cardiopulmonary business unit financial performance factor and 100% as the non-financial goal modifier.

Long-Term Incentives: 2022 Long-Term Incentive Plan (the “2022 LTIP”)
Purpose:   Promote our long-term success and enhance our value by providing employees with an incentive for outstanding performance to generate superior returns for our shareholders. The plan also provides flexibility as we seek to motivate, attract and retain the services of the NEOs upon whose judgment, interest and special effort the successful conduct of our operations is largely dependent.
Key Features:
•
Service-Based Awards:

•
Restricted Stock Units vest in substantially equal amounts on each of the first four anniversaries of the grant date

•
Stock Appreciation Rights vest in substantially equal amounts on each of the first four anniversaries of the grant date. SARs have a 10-year expiration period from grant date

•
Performance-Based Awards:

•
Relative Total Shareholder Return (rTSR) Performance Stock Units are subject to a three-year relative total shareholder return market condition

•
Adjusted Free Cash Flow (FCF) Performance Stock Units are subject to achievement of a cumulative adjusted free cash flow target

•
Return on Invested Capital (ROIC) Performance Stock Units are subject to achievement of a minimum threshold Return on Invested Capital target

We typically grant equity awards to executive officers under the 2022 LTIP on the same date we grant annual equity awards for other employees, or, in the event of an executive who joins after approval of the annual awards, at the first predetermined equity award grant date following the commencement of his/her employment with the Company. The predetermined quarterly grant dates are March 30, June 15, September 15 and December 15. There is no formal policy providing any affirmative right to an LTIP award.
2022 LTIP Design
On March 28, 2022, the Compensation Committee approved our 2022 LTIP in which all NEOs participate. Pursuant to the 2022 LTIP, the Compensation Committee approved an equity award value for each of the five award vehicles for each participant. The grant date fair value of equity awards made to the NEOs under the 2022 LTIP were as follows:
	RSUs ($)	SARs ($)	rTSR PSUs ($)	FCF PSUs ($)	ROIC PSUs ($)	Total Award Value ($)
Damien McDonald	1,500,000	1,250,000	1,500,000	750,000	750,000	5,750,000
Alex Shvartsburg	300,000	300,000	300,000	150,000	150,000	1,200,000
Marco Dolci	250,000	250,000	250,000	125,000	125,000	1,000,000
Keyna Skeffington	250,000	250,000	250,000	125,000	125,000	1,000,000
Trui Hebbelinck	225,000	225,000	225,000	112,500	112,500	900,000

Service-Based Elements:
Restricted Stock Units (“RSUs”)
Each NEO received an award of service-based RSUs vesting in substantially equal amounts on each of the first four anniversaries of the grant date. The Compensation Committee determined the number of RSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of our stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. The first vesting occurred on March 30, 2023.
Stock Appreciation Rights (“SARs”)
Each NEO received an award of SARs vesting in substantially equal amounts on each of the first four anniversaries of the grant date. The Compensation Committee determined the number of SARs awarded to each participant by dividing the award value by the Black-Scholes value of a SAR based on the most recent closing price of an Ordinary Share of our stock on the Nasdaq as of the grant date and rounding down to the nearest whole unit. The first vesting occurred on March 30, 2023.
Performance-Based Elements:
Relative Total Shareholder Return Performance Stock Units (“2022 rTSR PSUs”)
Each NEO received an award of PSUs subject to a three-year rTSR market condition. At the end of calendar year 2024, our total shareholder return for the three-year period 2022 through 2024 will be compared to the total shareholder return for a group of companies (the “2022 rTSR Comparator Group”) selected by the Compensation Committee in consultation with its independent compensation consultant, Pearl Meyer. The number of shares of our stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels.
TSR Performance Percentile Rank	Percent of Target PSUs Earned
≥90th	200%
80th	150%
50th	100%
30th	40%
<30th	0%
The following companies comprise the 2022 rTSR Comparator Group:
• Abiomed, Inc.*	• Insulet Corporation	• Nevro Corp.
• Avanos Medical, Inc.	• Integer Holdings Corporation	• NuVasive, Inc.
• Boston Scientific Corporation	• Integra LifeSciences Holdings Corp.	• Orthofix Medical Inc.
• CONMED Corporation	• Invacare Corporation	• Penumbra Inc.
• DexCom, Inc.	• iRhythm Technologies, Inc.	• ResMed Inc.
• Edwards Lifesciences Corporation
• Globus Medical, Inc.	• Masimo Corporation	• Smith & Nephew plc
• Haemonetics Corporation	• Medtronic plc	• Tandem Diabetes Care, Inc.
• Hologic, Inc.	• Merit Medical Systems, Inc.	• Teleflex Incorporated Intuitive Surgical, Inc.
• ICU Medical, Inc.	• Natus Medical Incorporated*	• Zimmer Biomet Holdings, Inc.

*
Abiomed, Inc. was acquired by Johnson & Johnson in December 2022. Natus Medical Incorporated was acquired by Archmed SAS in July 2022.

Companies included in the 2022 rTSR Comparator Group are in the healthcare industry and have, with the exception of Nevro Corp., revenue in excess of $500 million. These companies were chosen because they are generally in the same sector as the Company and the comparison seeks to show the Company’s performance against peers in the Company’s area of business.
Adjusted Free Cash Flow PSUs (“FCF PSUs”)
In 2022, each NEO received an award of PSUs subject to achievement of a three-year cumulative adjusted free cash flow target. The FCF PSUs granted in March 2022 are subject to three-year service-based cliff vesting, with performance-based vesting contingent on the Company achieving threshold and target levels of FCF.
The Compensation Committee determined the number of FCF PSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of our stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. The FCF PSUs are scheduled to vest or lapse on March 30, 2024, based on how the Company’s cumulative adjusted FCF for the three-year performance period ended December 31, 2024 compares to a target, and the number of shares of our stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:
FCF Achievement Relative to FCF Target(1)	Percent of Target PSUs Earned
≥150%	200%
125%	150%
100%	100%
60%	20%
<60%	0%

(1)
Adjusted free cash flow is defined as net cash provided by operating activities less cash used for the purchase of property, plant and equipment excluding the impact of 3T litigation settlement payments, CARES Act tax stimulus benefits and gains related to dividends received from investments and further adjusted as needed for other one-time, nonrecurring, unusual or infrequent charges, expenses or gains, including associated expenses, that may not be indicative of the Company’s core business. In the event there are items that differ from the Company’s non-GAAP reported results, management will seek approval from the Compensation Committee of such potential adjustments in the regularly scheduled quarterly meeting after such adjustment is identified.

Return on Invested Capital PSUs (“ROIC PSUs”)
Each NEO received an award of PSUs subject to achievement of a three-year average minimum threshold return on invested capital target (“ROIC Target”). The ROIC measure is designed to estimate core operating performance, excluding the impact of financing and capital structure decisions and encourages effective financial stewardship.
The ROIC PSUs are subject to a three-year cliff vesting period, with performance-based vesting contingent on the Company achieving threshold and target ROIC.
The Compensation Committee determined the number of ROIC PSUs awarded to each participant by dividing the award value by the most recent closing price of an Ordinary Share of our stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. The ROIC PSUs are scheduled to vest or lapse on March 30, 2024, based on how the Company’s average ROIC calculated for the three-year performance period ended December 31, 2024 compares to a target ROIC level, and the number of shares of our stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:

ROIC Achievement Relative to ROIC Target(1)	Percent of Target PSUs Earned
Target ≥ +250 bps	200%
Target +125 bps	150%
Target	100%
Target – 125 bps	50%
Target < 250 bps	0%

(1)
ROIC is defined as net operating profits divided by invested capital. The numerator, net operating profits, is defined as the Company’s adjusted operating income less share-based compensation expense and is tax affected by our adjusted tax rate. Adjusted operating income and adjusted tax rate are Non-GAAP measures, provided in conjunction with the issuance of our quarterly earnings press release, while the denominator, invested capital, is defined as operating working capital plus other net operating assets. It excludes restricted cash, derivative assets and liabilities, long-term debt and accrued legal settlements related to our 3T matter.

Vesting in 2022 of Performance Awards Made in Previous Years
Vesting of rTSR PSUs Granted in 2020
The rTSR PSUs granted in March 2020 (the “2020 rTSR PSUs”) were subject to a three-year cliff vesting period with vesting contingent on the Company achieving a three-year (2020-2022) rTSR threshold level of at least 30th percentile of the 2020 rTSR comparator group. The Company ranked at the 41st percentile of that group, and accordingly 73% of the 2020 rTSR PSUs vested.
Vesting of FCF PSUs Granted in 2020
The FCF PSU awards granted in March 2020 (the “2020 FCF PSUs”) were subject to the Company achieving a three-year cumulative adjusted free cash flow threshold (equivalent to 60% of the $525 million adjusted free-cash flow target as defined for that award).
The Company’s cumulative 2020-2022 Adjusted Free Cash Flow was $343 million resulting in an achievement above the threshold and vesting of 30.7% of the 2020-2022 FCF PSUs.
Other Benefits and Perquisites
Our NEOs are provided with certain perquisites and other benefits to aid in the performance of their respective duties and to provide compensation competitive with that of executives with similar positions and levels of responsibilities in their respective geographies. These benefits may include housing allowance, immigration assistance, expatriate school fees, car allowances, supplemental life insurance, supplemental health insurance, supplemental pension contributions, meal vouchers, childcare vouchers, gym membership and flexible benefit payments. Some of these are benefits received by all employees and so are not considered to be “perquisites” or “personal benefits” according to SEC rules, and, accordingly, do not appear in the Summary Compensation Table under All Other Compensation. However, some of the NEOs’ benefits are not offered to all other employees (e.g., car allowance) and accordingly are considered “perquisites” or “personal benefits” that are reflected in the Summary Compensation Table under All Other Compensation and separately identified in footnotes as perquisites and other benefits.
Health/Welfare Plans
All of our full-time US-based employees, are eligible to participate in our health and welfare plans, including:
•
Medical, dental and vision benefits;

•
Medical and dependent care flexible spending accounts;

•
Short-term and long-term disability insurance; and

•
Group term life insurance.

Outside the US, our employees are generally covered by a state-run health plan and may be eligible to participate in a supplemental health plan, depending on their geography and position in the Company. Our NEOs based in the UK, Mses. Skeffington and Hebbelinck and Messrs. McDonald and Shvartsburg, are eligible to receive Company-paid supplemental private health insurance, group term life insurance, disability insurance, a gym membership and tax assistance support. Mr. Dolci is based in Italy and receives Company-paid supplemental private health insurance, group term life insurance and disability insurance and income tax filing assistance.
Stock Ownership Requirements
The Board believes that meaningful ownership of equity in the Company is an essential element in demonstrating the commitment of its directors and executive officers to its primary task of creating value for its shareholders. As a result, the Company established stock ownership requirements applicable to those individuals. These requirements were updated by the Board in October 2022 to remove vested, in-the-money, stock options from the securities that count towards the stock ownership requirement. Failure to maintain the minimum amount of equity ownership once attained may be a factor considered by the Compensation Committee in recommending and/or approving future awards for our executive officers. The market value of equity holdings in the Company is required to be at least:
•
Five times base salary for the CEO;

•
Three times base salary for all executive officers, other than the CEO; and

•
Five times the annual cash retainer for all non-executive directors.

Equity ownership used to determine the market value includes all (i) Ordinary Shares owned by the individual or held individually by or jointly with the individual’s spouse or children (valued at the closing price of an Ordinary Share of our stock on Nasdaq on the measurement date) and (ii) all unvested, time-based restricted shares owned by the individual (valued at the closing price of an Ordinary Share of our stock on Nasdaq on the measurement date). Unearned, unvested PSUs and vested and unvested stock options are not counted towards the achievement of the applicable guidelines.
Until the relevant equity ownership threshold is achieved by each non-executive director and executive officer, such director or officer, as the case may be, should retain a minimum of the value equal to 100% of the net shares received (i.e., following tax withholding) following each vesting until the relevant equity ownership threshold has been achieved. Following achievement of the relevant equity ownership threshold, shares in excess of such amount may be sold, subject to the Company’s Insider Trading Policy then in effect.
Clawback Policy
The Company has a clawback policy that applies to both incentive cash bonus and equity-based incentive compensation awarded to executive officers, including all of our NEOs. Under the policy, to the extent permitted by applicable law and subject to the approval of the Compensation Committee, the Company may seek to recoup any incentive-based compensation awarded to any executive subject to the policy based on: (1) the achievement of financial results that are subsequently the subject of a restatement due to material noncompliance with any financial reporting requirement under either generally accepted accounting principles (“GAAP”) or the federal securities laws, other than as a result of changes to accounting rules and regulations, and regardless of individual fault, or (2) a subsequent finding by the Compensation Committee that financial information or performance metrics used to determine the amount of the incentive compensation are materially inaccurate, regardless of individual fault or (3) significant misconduct by an executive subject to the policy or an employee under the supervision of an executive subject to the policy, resulting in a violation of a significant Company policy, law or regulation that causes material harm to the Company. In addition, the existing equity grant agreements between the Company and its NEOs include recoupment provisions in specific circumstances, even after the awards have vested. The Company intends to adopt a clawback policy consistent with the requirements of the Exchange Act Rule 10D-1 after Nasdaq releases final listing standards in accordance with such rule.

Tax and Accounting Considerations
In making its decisions regarding executive compensation, the Compensation Committee considers the tax impact of various aspects of the compensation program for our NEOs. The Compensation Committee believes that it must maintain flexibility in its approach to executive compensation in order to structure a program that it considers to be the most effective in attracting, motivating and retaining the Company’s key executives, and therefore, the deductibility of compensation is only one of several factors considered when making executive compensation decisions.
The Compensation Committee also considers the effect of certain accounting rules that apply to the various aspects of the compensation program for our NEOs. To that end, the Compensation Committee reviews potential accounting effects in determining whether its compensation actions are in the best interests of the Company and its shareholders.
Compensation Committee Report
Set out above is the Compensation Discussion and Analysis, which is a discussion of our executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Compensation Committee’s role in providing oversight of the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Compensation Committee reviewed successive drafts of the Compensation Discussion and Analysis and discussed those with management. We join with management in welcoming shareholders to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of shareholders. The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading “Compensation Discussion and Analysis” with management and, based on the review and discussions, it has recommended to the Board that the “Compensation Discussion and Analysis” be included in our Form 10-K and our proxy statement for the 2023 AGM.
Stacy Enxing Seng (Chair)
Francesco Bianchi
Peter Wilver

Compensation Tables
Summary Compensation Table
The following table contains information about the compensation earned by each of our NEOs during each of the last three financial years unless such individual was an NEO for fewer than three years.
Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)(3)	All Other Compensation ($)(1)(4)	Total
Damien McDonald, Former CEO(5)	2022	967,450	4,883,235	1,249,995	1,105,422	359,443	8,565,545
	2021	1,056,456	5,349,239	1,249,971	1,884,453	540,525	10,080,644
	2020	973,663	4,371,196	1,249,834	—	307,660	6,902,353
Alex Shvartsburg, CFO	2022	434,231	976,502	299,966	258,051	159,916	2,128,666
	2021	431,476	891,335	249,988	314,453	142,107	2,029,359
	2020	321,104	572,817	122,923	46,243	77,942	1,141,029
Marco Dolci, President, Cardiopulmonary BU	2022	537,617	813,760	249,978	407,944	198,728	2,208,027
	2021	591,140	891,335	249,988	506,134	190,807	2,429,404
	2020	570,190	728,427	249,960	51,317	122,641	1,722,535
Keyna Skeffington, Senior Advisor and Former SVP and General Counsel(6)	2022	453,951	870,191	508,982	290,467	155,927	2,279,518
	2021	495,716	891,335	249,988	495,170	198,150	2,330,359
	2020	455,828	728,427	249,961	47,866	119,585	1,601,667
Trui Hebbelinck, CHRO	2022	377,873	732,378	224,966	224,516	129,018	1,688,751
	2021	412,638	713,172	199,973	382,742	149,940	1,858,465

(1)
As discussed in the CD&A, although the NEOs reflected in the Summary Compensation Table all received base salary increases in 2022, these increases were more than offset by exchange rate changes resulting in the year-over-year decreases in base salary shown in the table for 2022 relative to 2021. For amounts reported in 2022, we used an exchange rate of $1.23186 per British Pound and $1.05098 per Euro. These exchange rates reflect the applicable period average published rate between January 1 and December 31 from our BOPC Accounting System which uses Bloomberg as a source to obtain exchange rates.

(2)
Amounts reflect the full grant-date fair value of PSUs, RSUs and SARs granted and computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all PSUs, RSUs and SARs awards made to executive officers in Notes 2 and 16 to our audited financial statements in our US Annual Report on Form 10-K for the year ended December 31, 2022. Under the terms of our PSU awards at grant, between 0% and 200% of the target number of shares subject to the awards can vest based on performance and the other vesting conditions applicable to the awards. For the PSUs awarded to our NEOs in 2022, the table below sets forth (i) the grant-date fair value of the awards determined in accordance with FASB ASC Topic 718, with these values determined based on a Monte Carlo simulation pricing model (included in the “Probable Outcome” column below) for the relative TSR PSUs and based on the last available stock price at grant date for the Adjusted Free Cash Flow and the ROIC PSUs, and (ii) the grant-date fair value of these awards assuming that the maximum level of performance was achieved.

Name	PSUs — Probable Outcome of Performance Conditions PSUs Grant-Date Value ($)	PSUs — Maximum Outcome of Performance Conditions Grant-Date Fair Value ($)
Damien McDonald	3,383,442	6,000,000
Alex Shvartsburg	599,938	1,200,000
Marco Dolci	563,890	1,000,000
Keyna Skeffington	263,890	1,000,000
Trui Hebbelinck	507,470	900,000
In granting equity awards, the Compensation Committee values PSUs at the latest available stock price of the underlying shares on the grant date with the value of PSUs based at the “target” level of performance. Under applicable accounting rules, however, the grant-date fair value of the rTSR PSUs awarded to our NEOs is calculated using a Monte Carlo simulation pricing model. The rTSR PSUs are included as compensation for our NEOs in the “Summary Compensation Table” based on this valuation methodology.
The following chart shows the values of the rTSR PSU awards approved by the Compensation Committee in 2022 that were used to determine the number of shares subject to the awards at “target” without taking the Monte Carlo simulation pricing model into account, as well as the accounting grant-date fair value of the rTSR PSUs required to be use under applicable SEC rules to report in the “Summary Compensation Table” (including the impact of the Monte Carlo simulation pricing model).
Name	rTSR PSUs Value Based on Grant Date Stock Price ($)	rTSR PSUs — Value included in Summary Compensation Table ($)
Damien McDonald	1,500,000	1,883,441
Alex Shvartsburg	300,000	376,626
Marco Dolci	250,000	313,890
Keyna Skeffington	250,000	313,890
Trui Hebbelinck	225,000	282,470
For Ms. Skeffington, her equity awards, including those granted in 2022, were modified upon her retirement in December 2022. Her retirement agreement provides that her employment with the Company will terminate on June 30, 2023. Additionally, per the terms of our equity incentive award agreements, Ms. Skeffington’s retirement was deemed an “Approved Retirement” for purposes of the treatment of her outstanding and unvested equity awards upon the termination of her employment. Therefore, upon termination of her employment, any outstanding and unvested equity awards that Ms. Skeffington holds will continue to vest pursuant to the terms of their respective award agreements. The amounts set forth in the table above for Ms. Skeffington include the incremental fair value change of her outstanding stock awards ($56,431) and outstanding option awards ($259,004) as a result of such modifications. The modification value does not represent or reflect additional awards granted to Ms. Skeffington.
(3)
Values in this column reflect payments in respect of the relevant year’s short-term incentive plan.

(4)
The amounts reported in the “All Other Compensation” column represent the aggregate dollar amount for all other benefits and payment received by our NEOs. The following table shows the nature of the benefits and payments and specific amounts for each of our NEOs in 2022:

Name	Supplemental Health Insurance ($)	Car Allowance ($)(a)	Contribution Plan — Registrant Contributions ($)(b)	Cash in lieu of pension ($)(c)	Other ($)(d)	Total ($)
Damien McDonald	40,240	21,865	4,927	272,411	20,000	359,443
Alex Shvartsburg	27,776	16,261	—	90,879	25,000	159,916
Marco Dolci	5,589	15,134	145,812	—	32,193	198,728
Keyna Skeffington	36,926	16,261	—	97,740	5,000	155,927
Trui Hebbelinck	12,544	16,261	4,927	95,286	—	129,018

(a)
Represents the car allowance for each of Messrs. McDonald, Shvartsburg and Dolci and Mses. Skeffington and Hebbelinck; these allowances are customary for UK and Italian executive compensation packages.

(b)
Represents Company contributions to a defined contribution plan equal to the amount of contributions made by the executive officer (see — 2022 Nonqualified Deferred Compensation). For Mr. Dolci, includes the Italian qualified end of service fund (so called TFR) which is equal to 1/13.5 of his recurring compensation item (salary and bonus) and additional supplementary pension per national collective agreement, customary for an executive in Italy. For Mr. McDonald and Ms. Hebbelinck, includes £4,000 ($4,927) and £77,351 ($95,286), respectively, of Company contributions into a personal pension plan sponsored by the Company.

(c)
Represents cash received in lieu of pension (see — 2022 Nonqualified Deferred Compensation).

(d)
For Mr. McDonald, represents tax preparation and filing assistance for filing in the UK, US and Australia ($20,000). For Mr. Shvartsburg, represents immigration assistance ($20,000) and tax preparation and filing assistance ($5,000). For Mr. Dolci, represents a flexible benefit ($1,839), meal voucher ($2,522), travel allowance ($3,301), cash in lieu of vacation ($21,766) and tax preparation and filing assistance ($2,765). For Ms. Skeffington, represents tax preparation and filing assistance ($5,000).

(5)
Mr. McDonald resigned as Chief Executive Officer of the Company and as a member of the Company’s Board of Directors, effective April 14, 2023, with his employment with the Company ceasing on May 31, 2023. Any unvested equity awards held by Mr. McDonald will be forfeited on the last day of his employment. See — “Potential Payments Upon Termination or Change in Control — Damien McDonald — Settlement Agreement — Damien McDonald” for more information.

(6)
Ms. Skeffington served as the Company’s Senior Vice President, General Counsel and Corporate Secretary until November 14, 2022 and has served as a Senior Advisor to the Company thereafter. Ms. Skeffington continued to serve as an executive officer of the Company through December 31, 2022.

2022 Grants of Plan-Based Awards Table
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan: Performance Stock Units (PSUs) (#)			All Other Stock Awards: Number of Shares of Service Based RSUs (#)	All Other Option Awards: Number of Securities Underlying SARs (#)	Exercise or Base Price of SAR Awards ($/S)		Grant Date Fair Value of Stock and SAR Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Damien McDonald		—	1,209,433	1,935,092
	3/30/2022					9,141	18,282				(2)	749,928
	3/30/2022					9,141	18,282				(3)	749,928
	3/30/2022					18,283	36,566				(4)	1,883,442

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan: Performance Stock Units (PSUs) (#)			All Other Stock Awards: Number of Shares of Service Based RSUs (#)	All Other Option Awards: Number of Securities Underlying SARs (#)	Exercise or Base Price of SAR Awards ($/S)		Grant Date Fair Value of Stock and SAR Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
	3/30/2022							18,283				1,499,937
	3/30/2022								35,483	82.04		1,249,995
Alex Shvartsburg		—	282,332	527,962
	3/30/2022					1,828	3,656				(2)	149,969
	3/30/2022					1,828	3,656				(3)	149,969
	3/30/2022					3,656	7,312				(4)	376,626
	3/30/2022							3,656				299,938
	3/30/2022								8,515	82.04		299,966
Marco Dolci		—	342,811	527.962
	3/30/2022					1,523	3,046				(2)	124,947
	3/30/2022					1,523	3,046				(3)	124,947
	3/30/2022					3,047	6,094				(4)	313,890
	3/30/2022							3,047				249,976
	3/30/2022								7,096	82.04		249,978
Keyna Skeffington		—	317,798	594,282
	3/30/2022					1,523	3,046				(2)	124,947
	3/30/2022					1,523	3,046				(3)	124,947
	3/30/2022					3,047	6,094				(4)	313,890
	3/30/2022							3,047				249,976
	3/30/2022								7,096	82.04		249,978
	12/31/2022										(5)	315,435
Trui Hebbelinck		—	245,643	459,352
	3/30/2022					1,371	2,742				(2)	112,477
	3/30/2022					1,371	2,742				(3)	112,477
	3/30/2022					2,742	5,484				(4)	282,470
	3/30/2022							2,742				224,954
	3/30/2022								6,386	82.04		224,966

(1)
The amounts reported represent the fair value of the RSU and SARs awards computed in accordance with FASB ASC Topic 718 on the grant date. The fair value for RSU awards is calculated by multiplying the number of units in each award by the closing price of an Ordinary Share of our stock on Nasdaq on the grant date, eventually discounted in case of a market price condition. The fair value for SARs awards is calculated by multiplying the number of rights subject to the award by the Black-Scholes value of an option for an Ordinary Share of our stock on the grant date. For a further discussion of the accounting treatment of the RSU and SAR awards, see “Note 16. Stock Based Plans” included in the consolidated financial statements accompanying our US Annual Report on Form 10-K for the year ended December 31, 2022.

(2)
Represents award of Adjusted FCF PSUs.

(3)
Represents award of ROIC PSUs.

(4)
Represents award of rTSR PSUs. The amounts reported represent the fair value of the PSU awards computed in accordance with FASB ASC Topic 718 on the grant date. The Company received a computed Monte Carlo fair value from an outside source that computed the fair value of the PSU contracts using the risk-neutral approach (i.e., assuming hedging and selling of the contract).

(5)
Represents the fair value of outstanding equity awards granted in fiscal 2019, 2020, 2021 and 2022 respectively that were modified pursuant to Ms. Skeffington’s retirement.

2022 Outstanding Equity Awards at Year End
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Damien McDonald	130,670	—	44.79	11/04/2026
	41,512	—	88.38	03/15/2028
	29,518	9,839	97.25	03/30/2029
	39,259	39,258	43.57	03/30/2030
	10,547	31,639	73.25	03/30/2031
					3,213	(5)	178,450
					17,213	(6)	956,010
					15,357	(7)	852,928
					18,283	(8)	1,015,438
						(9)		34,427	1,912,076
						(10)		34,427	1,912,076
					20,476	(11)	1,137,237
					15,490	(12)	860,315
						(13)		20,477	1,137,293
						(14)		9,141	507,691
						(15)		9,141	507,691
						(16)		18,283	1,015,438
Alex Shvartsburg	5,833	0	80.26	12/15/2027
	5,076	0	88.38	03/15/2028
	3,656	1,218	97.25	03/30/2029
	3,919	3,919	43.57	03/30/2030
	2,110	6,327	73.25	03/30/2031
	0	8,515	82.04	03/30/2032
					392	(5)	21,772
					1,410	(6)	78,311
					3,153	(17)	175,118
					1,226	(18)	68,092
					2,559	(7)	142,127
					3,656	(8)	203,054
					3,412	(11)	189,502
					2,581	(12)	143,354
						(13)		3,412	189,502
						(14)		1,828	101,527
						(15)		1,828	101,527
						(16)		3,656	203,054

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Marco Dolci	7,262	0	88.38	03/15/2028
	4,785	1,594	97.25	03/30/2029
	3,926	7,851	43.57	03/30/2030
	2,110	6,327	73.25	03/30/2031
	0	7,096	82.04	03/30/2032
					514	(5)	28,548
					2,868	(6)	159,289
					2,559	(7)	142,127
					3,047	(8)	169,230
						(9)		5,737	318,633
						(10)		5,737	318,633
					3,412	(11)	189,502
					2,581	(12)	143,354
						(13)		3,412	189,502
						(14)		1,523	84,587
						(15)		1,523	84,587
						(16)		3,047	169,230
Keyna Skeffington	15,203	0	59.97	06/12/2027
	5,996	0	88.38	03/15/2028
	5,313	1,771	97.25	03/30/2029
	7,852	7,851	43.57	03/30/2030
	2,110	6,327	73.25	03/30/2031
	0	7,096	82.04	03/30/2032	578	(5)	32,102
					2,868	(6)	159,289
					2,559	(7)	142,127
					3,047	(8)	169,230
						(9)		5,737	318,633
						(10)		5,737	318,633
					3,412	(11)	189,502
					2,581	(12)	143,354
						(13)		3,412	189,502
						(14)		1,523	84,587
						(15)		1,523	84,587
						(16)		3,047	169,230

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Trui Hebbelinck	3888	1295	97.25	03/30/2029	417	(5)	23,160
	6281	6281	43.57	03/30/2030	440	(19)	24,438
	1688	5061	73.25	03/30/2031	2,295	(6)	127,464
	0	6386	82.04	03/30/2032	2,047	(7)	113,690
					2,742	(8)	152,291
						(9)		4,590	254,929
						(10)		4,590	254,929
					2,730	(11)	151,624
					2,065	(12)	114,701
						(13)		2,730	151,624
						(14)		1,371	76,145
						(15)		1,371	76,145
						(16)		2,742	152,291

(1)
The SARs may be exercised up to three months after a termination and in no event (even with continued employment) after the expiration date.

(2)
All SARs vest 25% per year on each of the first four anniversaries of the grant date and have a 10-year term.

(3)
All RSUs vest 25% per year on each of the first four anniversaries of the grant date.

(4)
Market value of the outstanding RSUs. Amounts calculated using $55.54, the closing price of our Ordinary Shares on December 30, 2022, multiplied by the number of units that have not yet vested.

(5)
Service-based RSUs granted on March 30, 2019.

(6)
Service-based RSUs granted on March 30, 2020.

(7)
Service-based RSUs granted on March 30 2021.

(8)
Service-based RSUs granted on March 30 2022

(9)
FCF PSUs granted at target on March 30, 2020, subject to achievement of a three-year cumulative adjusted FCF Target with three-year cliff vesting.

(10)
rTSR PSUs granted at target on March 30, 2020, subject to a market condition based on rTSR with three-year cliff vesting.

(11)
FCF PSUs granted at target on March 30, 2021, subject to achievement of a one-year cumulative adjusted FCF Target with three-year cliff vesting. The number in the column represents the results of the target units granted multiplied by the achievement of 200% based on the 2021 FCF results

(12)
ROIC PSUs granted at target on March 30, 2021, subject to achievement of a one-year cumulative adjusted ROIC Target with three-year cliff vesting. The number in the column represents the results of the target units granted multiplied by the achievement of 151.3% based on the 2021 ROIC results.

(13)
rTSR PSUs granted at target on March 30, 2021, subject to a market condition based on rTSR with three-year cliff vesting.

(14)
FCF PSUs granted at target on March 30, 2022, subject to achievement of a one-year cumulative adjusted FCF Target with three-year cliff vesting.

(15)
ROIC PSUs granted at target on March 30, 2022, subject to achievement of a one-year cumulative adjusted ROIC Target with three-year cliff vesting.

(16)
rTSR PSUs granted at target on March 30, 2022, subject to a market condition based on rTSR with three-year cliff vesting.

(17)
Service-based RSUs granted on June 15, 2020.

(18)
Service-based RSUs granted on December 15, 2020.

(19)
Service-based RSUs granted on September 15, 2019.

2022 Option Exercises and Stock Vested
	Stock Options		Stock Shares
Name	Number of Options Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Damien McDonald			25,289	2,012,368
Alex Shvartsburg			4,531	315,288
Marco Dolci			4,047	322,192
Keyna Skeffington			4,398	343,886
Trui Hebbelinck			3,247	251,459

(1)
Value determined based on fair market value of shares on date of vesting before withholding for taxes.

2022 Pension Benefits
The Company has no defined benefit plan applicable to our NEOs.
2022 Non-Qualified Deferred Compensation
Each of our NEOs is eligible to participate in a supplemental pension plan that is a tax-qualified defined contribution plan, operated in accordance with local country rules and regulations. Ms. Skeffington and Mr. Shvartsburg opted out of the defined contribution plan, choosing a cash allowance in lieu thereof, equal to 15% of compensation (consisting of base and bonus), net of deduction to compensate for the UK employer national insurance burden.
For Mr. McDonald and Ms. Hebbelinck, during 2022 we accrued an amount equal to 15% of compensation (consisting of base and bonus) for the purpose of supplemental pension plan contribution. For Mr. McDonald, a portion (£4,000 ($5,550)) was paid in 2022 to a qualified pension plan under UK tax legislation, with the difference paid as cash in lieu thereof, net of deduction to compensate for the UK employer national insurance burden. For Ms. Hebbelinck, the accrued amount was contributed to a defined contribution plan.
For Mr. Dolci, he participates in a defined contribution plan in which the employee may defer an unlimited amount of base salary and bonus to the plan. We match up to four percent of employee deferrals, and we make contributions mandated under the Italian legislation and applicable collective agreement under the so-called Trattamento di fine rapporto. Payout and withdrawal rights are established under Italian law. The plan is managed by an independent third party, and we do not have access to the employee’s investment choices, aggregate earnings, withdrawals, distributions, or aggregate balance, which are subject to privacy restrictions.
Potential Payments Upon Termination or Change in Control
The post-separation treatment of outstanding equity held by an executive officer depends upon the specific circumstances surrounding the separation of an executive officer from the Company.

•
Death or disability.   Upon death or disability, all outstanding SARs vest immediately and expire three months following termination based upon the terms of the plan from which they were awarded.

•
Approved retirement.   The service-based SARs, RSUs and PSUs granted in 2019, 2020, 2021 and 2022 are subject to an “approved retirement” clause that allows the award to continue to vest in the event the recipient incurs a termination of service due to an approved retirement. Outstanding SARs, RSUs and PSUs will not be forfeited upon such an approved retirement, but instead, outstanding RSUs and PSUs shall continue to vest on the date(s) set out in the applicable grant notice, provided that all other terms that apply to the RSUs and PSUs are met, including the terms regarding restricted activities set forth in the award agreements.

•
Change of control.   In the event of a change in control that occurs following the grant date, (1) any outstanding SAR shall become fully vested and exercisable immediately prior to, but subject to the consummation of, such change in control and (2) any outstanding RSU, to the extent not forfeited or otherwise vested immediately prior to such change in control, shall become fully vested immediately prior to, but subject to the consummation of, such change in control, in each case subject to the executive officer’s continuous employment with the company or a subsidiary through such change in control. For a further discussion of the Company’s current practice, see the section entitled “—Double Trigger Vesting” below.

At times, as circumstances dictate, we also enter into additional separation arrangements with departing executive officers. Employment agreements and any additional separation arrangements for departing NEOs are set out below.
Damien McDonald
The following table presents the potential payments that would have been made to Mr. McDonald if a termination or change-in-control event had occurred on December 31, 2022.
Type of Payment or Benefit(5)	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$1,142,593	—	—	$3,898,183	—
STIP	—	—	—	—	—
LTIP	—	$5,470,296	$469,918	$469,918	—
Benefits	—	—	—	—	—
Total	$1,142,593	$5,470,296	$469,918	$4,368,101	—

(1)
The cash severance amount includes twelve months of base salary ($974,546) and the value of the following benefits for a period of twelve months: pension ($146,182, reflecting 15% of Mr. McDonald’s base salary) and car allowance ($21,865). Pursuant to Mr. McDonald’s previously disclosed service agreement, the Company may elect to pay this severance amount in installments, and in this case, if Mr. McDonald secures alternative employment, then the gross installments payable after the date when alternative employment commences will be reduced by a sum equal to the gross amount of his income from the alternative employment. The service agreement also contemplates that Mr. McDonald receive certain non-cash benefits, which may include, but may not be limited to, health insurance, tax return assistance and the continuation of existing executive coaching programs.

(2)
The potential payment in case of termination of employment without cause following a change in control was calculated by adding (i) the amount resulting from multiplying the 54,066 outstanding RSUs as of December 31, 2022 subject to accelerated vesting by the closing market price at December 31, 2022 ($55.54), (ii) the amount resulting from multiplying the 35,966 earned PSUs granted in March 2021 subject only to a time-vesting condition by the closing market price at December 31, 2022 and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (39,258 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of termination of employment due to disability represents LTIP payments calculated by multiplying each SAR award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (39,258 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.
(4)
The potential payment in case of termination of employment due to death represents four times the base salary. Any benefit that exceeds £2 million will require specific medical underwriting in order for the benefit in excess of £2 million to be paid out. The benefit is insured by a third party (which can change from time to time) under a policy held by the Company on behalf of its employees. The benefit is written under trust and therefore payments made as a result of this insurance to the nominated beneficiary would not be subject to inheritance tax or income tax. In addition, LTIP potential payments in case of termination of employment due to death were calculated by multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (39,258 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.

(5)
The currency conversion rates used are for 2022: £/$ = 1.23186 (average currency rate for the period January 1, 2022 to December 31, 2022).

Settlement Agreement — Damien McDonald
In connection with Mr. McDonald’s resignation as Chief Executive Officer and as a director, the Company and Mr. McDonald entered into a settlement agreement (the “Settlement Agreement”). Pursuant to the Settlement Agreement, the Company elected to bring Mr. McDonald’s 12-month notice period to an end such that his employment with the Company will cease on May 31, 2023, until which time Mr. McDonald will be on garden leave. Mr. McDonald will receive a notice payment of £1,062,138.55 in accordance with the terms of his previously disclosed service agreement, representing the 12-month value of Mr. McDonald’s salary and certain cash benefits during what would have been his notice period. The notice payment will be received by Mr. McDonald during his garden leave period and thereafter in monthly installments between June 2023 and April 2024 and will be reduced by income received by Mr. McDonald from any new employment obtained by him during that period. Any unvested equity awards held by Mr. McDonald will be forfeited on the last day of his employment, i.e., May 31, 2023. Also, in accordance with the terms of Mr. McDonald’s previously disclosed service agreement, he will continue to receive certain non-cash benefits that would have been received by him during what would have been his notice period, including health insurance, tax return assistance and the continuation of an existing executive coaching program (to a maximum value of £20,000 plus tax). In addition, pursuant to the Settlement Agreement, the Company agreed to contribute to the cost of legal advice for Mr. McDonald in relation to the Settlement Agreement, up to a maximum amount of £25,000 plus tax.
Alex Shvartsburg
The following table quantifies the potential payments that would be made to Mr. Shvartsburg if a termination or change-in-control event had occurred on December 31, 2022.
Type of Payment or Benefit(5)	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$443,470	—	—	$1,773,878	—
STIP	—	—	—	—	—
LTIP	—	$1,068,241	$46,910	$46,910	—
Benefits	—	—	—	—	—
Total	$443,470	$1,068,241	$46,910	$1,820,788	—

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($443,470)

(2)
The potential payment in case of separation due to change in control was calculated by adding (i) the amount resulting from multiplying the 12,396 outstanding RSUs as of December 31, 2022 subject to accelerated vesting by the closing market price at December 31, 2022 ($55.54), (ii) the amount resulting from multiplying the 5,993 earned PSUs granted in March 2021 subject only to a time-vesting condition by the closing market price at December 31, 2022 and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (3,919 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.
(3)
The potential payment in case of termination of employment due to disability represents LTIP payments calculated by multiplying each outstanding SAR award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (3,919 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.

(4)
The potential payment in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments calculated by adding the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (3,919 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.

(5)
The currency conversion rates used are for 2022: £/$ = 1.23186 (average currency rate for the period January 1, 2022 to December 31, 2022).

Marco Dolci
The following table quantifies the potential payments that would be made to Mr. Dolci if a termination or change-in-control event had occurred on December 31, 2022.
Type of Payment or Benefit(5)	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$771,582	—	—	$525,490	—
STIP	—	—	—	—	—
LTIP	—	$926,027	$93,976	$93,976	—
Benefits	—	—	—	—	—
Total	$746,759	$926,027	$93,976	$619,466	—

(1)
The potential payment in case of termination without cause per the applicable Italian Collective agreement represents six months of base salary, plus average bonus paid in the last three years divided by 36 (for a total of $385,791). In addition, in the event of an unjustified dismissal, Mr. Dolci is entitled to an additional indemnity calculated according to seniority within the Company that ranges from four to eight months for executives with two to six years of seniority. For purposes of the table, we have included the midpoint of this range (i.e., an additional six months).

(2)
The potential payment in case of separation due to change in control was calculated by adding (i) the amount resulting from multiplying the 8,988 outstanding RSUs as of December 31, 2022 subject to accelerated vesting by the closing market price at December 31, 2022 ($55.54) and (ii) the amount resulting from multiplying the 5,993 earned PSUs granted in March 2021 subject only to a time-vesting condition by the closing market price at December 31, 2022 and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (7,851 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of termination of employment due to disability represents LTIP payments calculated by multiplying each SAR award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (7,851 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.
(4)
The potential payment in case of separation due to death represents two times the base salary up to a maximum of €500,000 ($525,490), plus LTIP potential payments calculated by adding the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (7,851 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.

(5)
The currency conversion rates used are for 2022: €/$ = 1.05098 (average currency rate for the period January 1, 2022 to December 31, 2022).

Keyna Skeffington
The following table quantifies the potential payments that would be made to Ms. Skeffington if a termination or change-in-control event had occurred on December 31, 2022.
Type of Payment or Benefit(5)	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$457,281	—	—	$1,829,125	—
STIP	—	—	—	—	—
LTIP	—	$929,581	$93,976	$93,976	—
Benefits	—	—	—	—	—
Total	$457,281	$929,581	$636,176	$1,923,101	—

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($457,281). The Company may elect to pay this severance amount in installments, and in this case, if Ms. Skeffington secures alternative employment, then the gross installments payable after the date when alternative employment commences will be reduced by a sum equal to the gross amount of her income from the alternative employment.

(2)
The potential payment in case of separation due to change in control was calculated by adding (i) the amount resulting from multiplying the 9,052 outstanding RSUs as of December 31, 2022 subject to accelerated vesting by the closing market price at December 31, 2022 ($55.54) and (ii) the amount resulting from multiplying the 5,993 earned PSUs granted in March 2021 subject only to a time-vesting condition by the closing market price at December 31, 2022 and (iii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (7,851 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of termination of employment due to disability represents LTIP payments calculated by multiplying each outstanding SAR award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (7,851 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.

(4)
The potential payment in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments calculated by adding the amount resulting from multiplying each SAR award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (7,851 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.

(5)
The currency conversion rates used are for 2022: £/$ = 1.23186 (average currency rate for the period January 1, 2022 to December 31, 2022).

Retirement Agreement — Keyna Skeffington
In connection with Ms. Skeffington’s retirement, the Company and Ms. Skeffington entered into a Retirement Agreement (the “Retirement Agreement”) providing that her employment with the Company will cease on June 30, 2023. Pursuant to the Retirement Agreement, Ms. Skeffington will be entitled to relocation services up to a maximum cost of £50,000 and to professional tax services for the 2022/2023 and 2023/2024 UK tax years, as well as reimbursement for attorney’s fees in connection with the review of the Retirement Agreement. Additionally, per the terms of our equity incentive award agreements, Ms. Skeffington’s retirement was deemed an “Approved Retirement” for purposes of the treatment of her outstanding and unvested equity awards upon the termination of her employment. Upon termination of her employment, as such, any outstanding and unvested equity awards that Ms. Skeffington holds will continue to vest pursuant to the terms of their respective award agreements.
Trui Hebbelinck
The following table quantifies the potential payments that would be made to Ms. Hebbelinck if a termination or change-in-control event had occurred on December 31, 2022.
Type of Payment or Benefit(5)	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$380,645	—	—	$1,522,579	—
STIP	—	—	—	—	—
LTIP	—	$782,552	$75,184	$75,184	—
Benefits	—	—	—	—	—
Total	$380,645	$782,552	$508,906	$1,597,763	—

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($380,645). The Company may elect to pay this severance amount in installments, and in this case, if Ms. Hebbelinck secures alternative employment, then the gross installments payable after the date when alternative employment commences will be reduced by a sum equal to the gross amount of her income from the alternative employment.

(2)
The potential payment in case of separation due to change in control was calculated by adding (i) the amount resulting from multiplying the 7,941 outstanding RSUs as of December 31, 2022 subject to accelerated vesting by the closing market price at December 31, 2022 ($55.54) and (ii) the amount resulting from multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (6,281 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of separation due to disability represents LTIP payments calculated by multiplying each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (6,281 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.

(4)
The payment in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments calculated by adding the amount resulting from each outstanding SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2022 ($55.54) and the exercise price for each SAR (6,281 SARs with an exercise price of $43.57). This calculation does not include SARs where the exercise price exceeds the market price.

(5)
The currency conversion rates used are for 2022: £/$ = 1.23186 (average currency rate for the period January 1, 2022 to December 31, 2022).

Double Trigger Vesting
On February 15, 2023, the Compensation Committee approved amended forms of award agreements under the Company’s 2022 Incentive Award Plan providing for accelerated vesting upon certain terminations of employment in connection with an acquisition of the Company, i.e., a double trigger vesting. Awards granted after February 15, 2023 will now vest following a change in control of the Company only in the event of a participant’s termination of service by the Company without “cause” or due to a resignation for “good reason” within 24 months.
CEO Pay Ratio
SEC regulations require us to report the ratio of the CEO’s total annual compensation to the compensation of the median employee of our company.
For the year ended December 31, 2022:
•
the median annual total compensation of all employees of our company (other than the former CEO who was our CEO for all of fiscal 2022), was $102,077; and

•
the annual total compensation of Mr. McDonald, our former CEO, was $8,565,545.

Based on this information, the ratio of our annual total compensation of our former CEO to the median of the annual total compensation of all employees is 84 to 1.
The methodology and material assumptions, adjustments, and estimates that we used to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee were as follows:
•
As of October 1, 2022, our employee population, excluding our former CEO, consisted of 3,071 individuals working at our parent company and consolidated subsidiaries, with approximately 44% of these individuals located in the US and 56% located outside of the US (of the total number of employees, 45% were located in Europe, and 11% were located in various countries in Asia and America and Middle East). We selected October 1, 2022 to allow sufficient time to identify the median employee given the global scope of our operations.

•
Our employee population, after taking into consideration the adjustments permitted by SEC rules (as described below) consisted of 2,941 individuals, including regular and temporary employees.

•
Using the de minimis exception, we limited our employee population to individuals residing in Europe, North America, China, Singapore, Japan and Australia. The countries excluded were Brazil (54 employees), Chile (3 employees), Colombia (13 employees), Hong Kong (3 employees), India (12 employees), Malaysia (4 employees), Russian Federation (9 employees), Taiwan (4 employees), Thailand (14 employees) and United Arab Emirates (14 employees), totaling 130 employees.

•
Given the global distribution of our employee population, we have a variety of pay elements in the compensation arrangements of our employees. For example, while most of our employees participate in our STIP, the incentive compensation element for some of our employees residing in the US and Europe is based on commissions and not participation in our STIP. Consequently, we selected base salary or wages as the most appropriate consistently applied compensation measure to identify the median employee.

•
We annualized the compensation of all permanent employees who were hired in fiscal 2022 but did not work for us or our consolidated subsidiaries for the entire fiscal year. We annualized the base salary of hourly employees assuming standard yearly hours. We annualized employee base salary assuming 100% full time equivalency.

•
We did not make any cost-of-living adjustments in identifying the median employee.

•
With respect to the annual total compensation of our former CEO, we used the amount reported in the “Total” column of our 2022 Summary Compensation Table included in this proxy statement. We applied the same approach to determine the annual total compensation of the identified median employee.

PAY VERSUS PERFORMANCE
In accordance with Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between compensation of our CEO and named executive officers (NEOs) and certain financial performance measures of LivaNova. For further information on LivaNova’s pay-for-performance philosophy and how executive compensation aligns with the Company’s performance, refer to the “Compensation Discussion and Analysis” section of this proxy statement.
Pay vs. Performance Table
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)		Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)(7)		Adjusted Net Income (millions)(8)
						Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)		(i)
2022	$8,565,545	-$	2,575,035	$2,076,241	$178,933	$73.63	$113.92	-$	86.2	$129.2
2021	$10,080,644		$15,281,126	$2,161,897	$3,038,616	$115.91	$140.40	-$	135.8	$106.7
2020	$6,902,353		$5,689,235	$1,730,387	$1,334,414	$87.78	$117.63	-$	348.8	$59.0

(1)
Amounts reflect the total compensation reported for Mr. McDonald in the “Total” column in the “Summary Compensation Table” for each corresponding year.

(2)
Amounts represent “compensation actually paid” to Mr. McDonald, by applying the following adjustments to Mr. McDonald’s total compensation for each year, as computed in accordance with Item 402(v). Amounts do not reflect actual compensation earned by or paid to Mr. McDonald during the applicable year.

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)(c)		Compensation Actually Paid to PEO
2022	$8,565,545	$6,133,230	-$	5,007,350	-$	2,575,035
2021	$10,080,644	$6,599,210		$11,799,692		$15,281,126
2020	$6,902,353	$5,621,030		$4,407,912		$5,689,235

(a)
Amounts reflect the aggregate grant-date fair value of awards reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments reflected in this column were calculated as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Remain Outstanding and Unvested as of Year End		Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year		Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$3,336,237	-$	7,788,109	—	-$	555,478	—	—	-$	5,007,350
2021	$9,284,521		$2,130,242	—		$384,929	—	—		$11,799,692
2020	$9,046,834	-$	2,535,954	—	-$	2,102,967	—	—		$4,407,912
In accordance with the requirements of Item 402(v) of Regulation S-K, the fair values of unvested and outstanding equity awards held by our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. For options, the fair values as of each measurement date were determined using a binomial lattice model, with assumptions and methodologies regarding volatility, dividend yield and risk-free rates that are generally consistent with those used to estimate fair value at grant under generally accepted accounting principles. For relative TSR PSUs, the fair values as of each measurement date (prior to the end of the performance period) were determined using a Monte Carlo simulation pricing model. For Adjusted Free Cash Flow and ROIC PSUs, the fair values reflect the probable outcome of the performance vesting conditions as of each measurement date.
(3)
Amounts reflect the average of the total compensation reported for LivaNova’s NEOs (excluding Mr. McDonald, who was our CEO in all of the years presented) in the “Total” column of the Summary Compensation Table for each corresponding year. The NEOs whose compensation was included for purposes of calculating the average amounts in each applicable year in this column are as follows: (i) for 2022, Messrs. Shvartsburg and Dolci and Mses. Skeffington and Hebbelinck; (ii) for 2021, Messrs. Shvartsburg and Dolci and Mses. Skeffington and Hebbelinck; and (iii) for 2020, Messrs. Huston, Shvartsburg Dolci and Khoury, and Ms. Skeffington.

(4)
Amounts reflect the average “compensation actually paid” to the non-CEO NEOs as a group, by applying the following adjustments to each NEO’s total compensation for each year, as computed in accordance with Item 402(v). The dollar amounts do not reflect the actual amount of compensation earned by or paid to each NEO during the applicable year.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)		Average Compensation Actually Paid to Non-PEO NEOs
2022	$2,076,241	$1,169,181	-$	728,127	$178,933
2021	$2,161,897	$1,084,278		$1,960,997	$3,038,616
2020	$1,730,387	$1,117,564		$721,591	$1,334,414

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Remain Outstanding and Unvested as of Year End		Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year		Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2022	$594,989	-$	1,209,493	—	-$	113,622	—	—	-$	728,127
2021	$1,520,688		$380,546	—		$59,764	—	—		$1,960,997
2020	$1,354,604	-$	437,983	—	-$	195,031	—	—		$721,591

(5)
The amounts in this column assume the investment of $100 on December 31, 2019 in LivaNova’s Ordinary Shares traded on the Nasdaq and the reinvestment of all dividends since that date.

(6)
The amounts in this column assume the investment of $100 on December 31, 2019 in the S&P Healthcare Equipment Index, the peer group used for purposes of the Company’s performance graph pursuant to Item 201(e) of Regulation S-K, and the reinvestment of all dividends since that date.

(7)
Amounts reflect the Company’s net income as reported in its audited financial statements for the applicable year.

(8)
Amounts reflect Adjusted Net Income as the Company-Selected Measure. Adjusted Net Income is defined as net income at reported currency exchange rates, after adjustments for the effects of acquisitions, divestitures, restructuring, integration, product remediation, purchase price allocation and intangible amortization, significant litigation, equity compensation, significant non-cash adjustments and other infrequent, unusual or non-recurring items not incurred in the ordinary course of business.

Pay vs. Performance Table Discussion and Analysis
In accordance with the requirements of Item 402(v) of Regulation S-K, we are providing the following charts to describe the relationships between information presented in the Pay vs. Performance table.
Relationship Between Compensation Actually Paid (CAP) for CEO and Non-CEO NEOs (Average) vs. Cumulative TSR of Company and the Peer Group
The following chart shows the relationship between Compensation Actually Paid to our CEO and the average Compensation Actually Paid to our non-CEO NEOs relative to the Company’s TSR as well as the TSR of our performance graph peer group. As the chart demonstrates, historically, Compensation Actually Paid has been directionally aligned with the movement of our TSR, predominantly as a result of the fact that a substantial portion of executive officer compensation is in the form of long-term incentives where value is tied directly to The Company’s share price. Our TSR has also been directionally aligned with the TSR of our performance graph peer group.
Relationship Between Compensation Actually Paid for CEO and Non-CEO NEOs (Average) vs. Net Income
The following chart shows the relationship between net income and Compensation Actually Paid to our CEO and the average Compensation Actually Paid to our non-CEO NEOs. Net income does not play a direct role in determining compensation for our short- and long-term incentive plans. To the extent that net income drives stock price performance and returns value to our shareholders, we would expect net income to impact compensation through the equity instruments included in our long-term incentive plan.

CAP vs. Net Income
-$348.8M
-$135.8M
-$86.2M
$5.7M
$1.3M
$15.3M
$3.0M
$0.2M
-$2.6M
2020
2021
2022
Compensation Actually Paid (PEO)
Avg. Compensation Actually Paid (Non-CEO NEO)
Net Income (millions)

Relationship Between Compensation Actually Paid for CEO and Non-CEO NEOs (Average) vs. Adjusted Net Income
The following chart shows the relationship between adjusted net income and Compensation Actually Paid to our CEO and the average Compensation Actually Paid to our non-CEO NEOs. Adjusted net income is one of the two financial metrics of our short-term incentive plan and is one of the factors that the Compensation Committee considers when reviewing the compensation of our NEOs annually. Although there was meaningful correlation between CAP and adjusted net income for 2020 and 2021, Compensation Actually Paid in 2022 decreased significantly relative to 2021 despite a significant improvement in adjusted net income in 2022. In a volatile stock market, the CAP for our NEOs is strongly impacted by LivaNova Stock price, which aligns with shareholders’ interests, although the stock price at the end of 2022 did not necessarily reflect the Company’s improved adjusted net income performance.

Most Important Company Performance Measures for Determining Executive Compensation
The most important financial performance measures used by LivaNova to link executive compensation to company performance during fiscal year 2022 were:
•
Net Sales

•
Adjusted Net Income

•
Relative TSR

•
Adjusted Free Cash Flow

•
Return on Invested Capital

PROPOSALS TO BE ACTED UPON AT THE AGM
Further details on the proposals to be acted upon at the AGM are presented in the following section of this proxy statement.
Proposal No. 1
Election of Directors

The selection of qualified directors is critical to the long-term success of the Company and its shareholders. Director nominees must be able to contribute significantly to the Board’s discussion and decision-making on the broad array of complex issues facing the Company. The Board’s established process for director selection begins with an assessment of our strategic objectives and the skills, experience and qualifications needed to further those objectives. Through that process, the Board has determined that its nominees for election as directors at the 2023 AGM collectively represent the best mix of experience, qualifications and skills to further the long-term interests of all shareholders.
The Board is unclassified. Directors are elected for one-year terms.
You are being asked to vote, by separate ordinary resolutions, on the election of the following nine (9) director nominees, each for a one-year term:
Francesco Bianchi
Stacy Enxing Seng
William Kozy
Daniel Moore
Dr. Sharon O’Kane
Andrea Saia
Todd Schermerhorn
Brooke Story
Peter Wilver
Detailed information about each director nominee’s background, skill sets and areas of expertise can be found beginning on page 18 of this proxy statement.

Vote Required:
Each director nominee is elected by a simple majority of the total votes cast.
Election is by a majority of the votes cast in an uncontested election such as this one. In a contested election, directors are elected by a plurality of the votes case.
Board Recommendation:
FOR the election to the Board of each of the director nominees.

Proposal No. 2
Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)

Our shareholders are entitled to cast an advisory vote at the AGM to approve the compensation of our NEOs, as disclosed in this proxy statement. The shareholder vote is an advisory vote only and is not binding on us, the Board, or the Compensation Committee but is required by Section 14A of the Exchange Act.
Although the vote is non-binding, the Compensation Committee and the Board value your opinions and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions. As described more fully in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement, our NEOs are compensated in a manner consistent with our business strategy, competitive practice, sound compensation governance principles and shareholder interests and concerns. Our compensation policies and decisions are focused on pay-for- performance.
We are requesting your non-binding vote to approve the compensation of our NEOs as disclosed pursuant to Item 402 of Regulation S-K, and as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the proxy statement.

Vote Required:
This advisory vote will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the approval of the compensation of our NEOs as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

Proposal No. 3
Ratification of the Appointment of PwC-US as the Company’s Independent Registered Public Accounting Firm

The Audit and Compliance Committee has appointed PwC-US as our independent registered public accounting firm for the year ending December 31, 2023, subject to ratification by our shareholders. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the registered public accounting firm for the year ending December 31, 2023.
We anticipate that a representative of PwC-US or an affiliated member firm will be present at the AGM. The representative will be given the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to any appropriate questions that may be submitted by shareholders at the AGM.

Vote Required:
This ordinary resolution vote will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
If this proposal does not receive the required vote for approval, the Audit and Compliance Committee will reconsider the appointment but may decide to maintain its appointment of PwC-US.
Board and Audit and Compliance Committee Recommendation:
FOR the ratification of the appointment of PwC-US as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Fees Paid to PwC
The following table summarizes the aggregate fees billed to us by PwC-US and its respective network member firms including PwC S.p.A. and PwC-UK that acts as our UK statutory auditor (collectively, “PwC”) for services performed in connection with the fiscal years ended December 31, 2022 and 2021 (all numbers for fees in the table below are in thousands):
	Year Ended December 31, 2021	Year Ended December 31, 2022
Audit Fees(1)	$4,650	$5,250
Audit-Related Fees(2)	$325	$35
Tax Fees(3)	$538	$299
All Other Fees(4)	$1	$1
Total	$5,514	$5,585

(1)
Audit Fees are fees we paid to PwC for professional services related to the audit of our annual financial statements and the review of our quarterly financial statements, and for services that are normally provided by the firm in connection with US or international statutory and regulatory filings or engagements.

(2)
Audit-Related Fees consist of aggregate fees to PwC for assurance services, other than those included in Audit Fees, related to the comfort letter issued in relation to an equity offering completed on August 6, 2021.

(3)
Tax Fees include applicable fees paid to PwC for tax services, including tax compliance and tax advice.

(4)
All Other Fees in 2022 and 2021 are for fees for disclosure checklist access.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm
The Audit and Compliance Committee has established an auditor independence policy that addresses the hiring of former employees of the Company’s auditors as well as the provision by the auditors of audit and non-audit services. The policy sets out certain non-audit services that are prohibited at all times as well as a separate list of services that may be permitted if approved by the Audit and Compliance Committee, subject to certain caps (expressed as a percentage of the average of all fees paid to the auditor in each of the prior three years). The committee may approve non-audit services in excess of this cap only if it concludes that the auditor is, or a reasonable investor with knowledge of all relevant facts and circumstances would conclude that the auditor is, capable of exercising objective and impartial judgment on all issues encompassed within the auditor’s engagement. In this same policy, the committee also delegated approval authority to the committee’s Chair (or by resolution to any other member of the committee) to approve any one or more individual audit or permitted non-audit services for which estimated fees do not exceed $100,000. In such cases, the committee Chair reports such approvals at the next scheduled meeting of the committee.
At the beginning of each audit year, management requests prior Audit and Compliance Committee approval of the annual audit, statutory audits and quarterly reviews for the upcoming audit year as well as any other services known at that time. Management will also present at that time an estimate of all fees for the upcoming audit year. As specific engagements are identified thereafter, they are brought forward to the committee for approval.
For each engagement, management provides the Audit and Compliance Committee with information about the services and fees, sufficiently detailed to allow the committee to make an informed judgment about the nature and scope of the services and the potential for the services to impair the independence of the firm. After the end of the audit year, management provides the Audit and Compliance Committee with a summary of the actual fees incurred for the completed audit year.

Audit and Compliance Committee Report
The Audit and Compliance Committee is comprised of four non-employee directors, all of whom are “independent” under the applicable Nasdaq rules and the applicable rules of the SEC. The Audit and Compliance Committee is governed by a written charter which has been approved by the Board.
Our management team is responsible for the preparation, presentation, and integrity of the consolidated financial statements, maintaining a system of internal controls and having appropriate accounting and financial reporting principles and policies. The independent registered public accounting firm is responsible for planning and carrying out an audit of the consolidated financial statements and an audit of internal controls over financial reporting in accordance with the rules of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the consolidated financial statements’ conformity with US generally accepted accounting principles (“GAAP”) and as to internal controls over financial reporting. The Audit and Compliance Committee monitors and oversees these processes and is responsible for selecting and overseeing our independent registered public accounting firm. As part of the oversight process, the Audit and Compliance Committee met ten times in 2022 and acted via written resolutions on three occasions. Throughout the year, the Audit and Compliance Committee met with our independent registered public accounting firm, management and internal auditor, both together and separately in closed sessions. In the course of fulfilling its responsibilities, the Audit and Compliance Committee did, among other things, the following:
1.
reviewed and discussed with management and the independent registered public accounting firm our consolidated financial statements for the year ended December 31, 2022 and the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022;

2.
reviewed and discussed with management the review of our internal controls over our financial reporting;

3.
reviewed management’s representations that our consolidated financial statements were prepared in accordance with GAAP and present fairly our results of operations and financial position;

4.
reviewed and discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

5.
received the written disclosures and letters from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit and Compliance Committee concerning independence, and discussed with the independent registered public accounting firm its independence;

6.
reviewed and evaluated the performance and quality of the independent registered public accounting firm and its lead audit partner in its determination to recommend the retention of the independent registered public accounting firm, including by assessing the performance of the independent registered public accounting firm from within the Audit and Compliance Committee and from the perspective of senior management and the internal auditor;

7.
considered whether the provision of non-audit services by our registered public accounting firm is compatible with maintaining the registered public accounting firm’s independence;

8.
reviewed the scope of and overall plans for the annual audit and the internal audit program;

9.
reviewed new accounting standards applicable with our CFO, internal audit department and our external auditors;

10.
consulted with management with respect to our processes for risk assessment and risk mitigation;

11.
reviewed our processes for monitoring compliance with the law and Company policies and Code of Business Conduct and Ethics; and

12.
reviewed and discussed with management its assessment and report on the effectiveness of our internal controls over financial reporting as of December 31, 2022.

Based on its review and discussion of the items listed above and Management’s Report on the Company’s internal controls over financial reporting as of December 31, 2022, the Audit and Compliance Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s US Annual Report on Form 10-K for the year ended December 31, 2022.
Todd Schermerhorn (Chair)
Francesco Bianchi
Andrea Saia
Peter Wilver
Proposal No. 4
Approval of the Amended and Restated LivaNova PLC 2022 Incentive Award Plan

Proposal No. 4 is to approve the Amended and Restated LivaNova PLC 2022 Incentive Award Plan (the “A&R Plan”). The full terms of the A&R Plan are set out in the Appendix to this proxy statement.
We are seeking shareholder approval of the A&R Plan to ensure that we have an appropriate number of shares available to have a competitive equity incentive program to compete with our peer group for key talent.
The Company currently grants equity incentive awards to its employees under the LivaNova PLC 2022 Incentive Award Plan that was approved by our shareholders at our 2022 Annual General Meeting of Shareholders (the “Existing Plan”). Due to the recent decrease in the price of our Ordinary Shares, our rate of usage, or run rate, of shares under the Existing Plan has increased. As a result, we anticipate that in 2024 (before the 2024 AGM), the number of authorized shares remaining under the Existing Plan will be insufficient for the Company to make equity-based compensation a meaningful part of our employees’ and executives’ overall compensation.
As of March 31, 2023, 925,796 shares remained available for future grants under the Existing Plan in the form of options or stock appreciation rights (“SARs”), and 488,850 shares remained available for future grants in the form of awards other than options or SARs.
The Board approved and adopted the A&R Plan, to be effective immediately following the AGM, subject to shareholder approval at the AGM. The Board adopted the A&R Plan in order to increase the aggregate number of shares that can be issued pursuant to options or SARs from 1,900,000 to 2,250,000, and the number of shares that can be issued pursuant to awards other than options or SARs from 1,200,000 to 1,500,000. The other terms of the A&R Plan, including its expiration date, are the same as the Existing Plan.
As of March 31, 2023, a total of 3,712,198 shares were subject to outstanding awards of options or SARs under the Existing Plan and other predecessor plans. These awards had a weighted

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the approval of the Amended and Restated LivaNova PLC 2022 Incentive Award Plan.

average exercise price of $61.55 and a weighted average remaining contractual life of 7.42 years. In addition, 1,355,391 shares were subject to other types of awards outstanding under the Existing Plan and other predecessor plans. Under our 2015 Incentive Award Plan, as amended (the “2015 Plan”), 30,417 shares remained available for issuance pursuant to awards as of March 31, 2023. In accordance with its terms, awards under the 2015 Plan may be granted solely to non-employee directors.
If this proposal does not receive the required vote for approval, then the Existing Plan will remain in effect in accordance with its existing terms, and we will continue to grant equity incentive awards under the Existing Plan. However, as noted above, in 2024 (before the 2024 AGM) we expect that we may have an insufficient number of shares available to make equity-based compensation a meaningful part of our employees’ and executives’ overall compensation. Further, we believe our ability to retain and attract talented personnel could be adversely affected due to the ability of our competitors to offer long-term equity compensation to those individuals and our inability to do so. Without sufficient share capacity in our compensation program, we could lose employees or be forced to pay more compensation in cash to maintain competitive levels of compensation.

Awards Granted under the Existing Plan
No awards made under the A&R Plan prior to the date of the Annual Meeting were granted subject to shareholder approval of this proposal. Future grants under the A&R Plan will be made at the discretion of the Administrator and, accordingly, are not yet determinable. In addition, benefits under the A&R Plan will depend on a number of factors, including the fair market value of our Ordinary Shares on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the A&R Plan.
The following table sets forth information with respect to the number of outstanding SARs, RSUs, and PSUs that have been granted to the named executive officers and the specified groups set forth below under the Existing Plan as of March 31, 2023. On March 31, 2023, the closing price of the underlying shares of our Ordinary Shares traded on the Nasdaq was $43.58 per share.
Name/Group	SARs	RSUs	PSUs(1)
Damien McDonald, Former CEO	81,613	38,416	76,832
Alex Shvartsburg, CFO	20,089	9,456	18,912
Marco Dolci, President, Cardiopulmonary BU	12,555	5,910	11,820
Keyna Skeffington, Senior Advisor and Former SVP and General Counsel	—	—	—
Trui Hebbelinck, CHRO	11,300	5,319	10,637
All executive officers as a group (5 persons)	125,557	59,101	118,201
All non-executive directors as a group (9 persons)	—	—	—
Each associate of the above-mentioned directors or executive officers	—	—	—
Each other person who received or is to receive 5% of such options, warrants or rights	—	—	—
All employees (other than executive officers) as a group (609 persons)	848,647	462,932	70,916

(1)
The number of shares represents the target number of shares that could be issued underlying the PSUs.

Description of the A&R Plan
The following is a summary of the material features of the A&R Plan. This summary is qualified in its entirety by the full text of the A&R Plan, a copy of which is attached to this Proxy Statement as Appendix A.
Purpose
The purpose of the A&R Plan is to promote the success and enhance the value of the Company by linking the individual interests of the employees to those of company shareholders and provide an incentive for outstanding performance to generate superior returns to Company shareholders.
Administration
The A&R Plan will be administered by the Compensation Committee of the Board or a committee of one or more members of the Board or one or more officers of the Company authorized by the Compensation Committee or the Board to grant awards under the A&R Plan in a manner that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (the “Administrator”). The Administrator has the authority to interpret the A&R Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the A&R Plan.
Eligibility
Only employees of the Company and its subsidiaries will be eligible to receive awards under the A&R Plan, which constitutes approximately 2,900 individuals.
Shares
The total number of our Ordinary Shares available for awards under the A&R Plan may not exceed (i) 2,250,000 shares pursuant to options or SARs; and (ii) 1,500,000 shares pursuant to awards other than options or SARs.
If any shares subject to an award are forfeited, lapse, or expire, or if any shares subject to an award are converted to shares of another company in connection with a takeover, sale, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or if any award is settled for cash (in whole or in part) or repurchased, the shares subject to such award shall, to the extent of such forfeiture, lapse, expiration or cash settlement, again be available for future grants of awards under the A&R Plan.
The following shares, however, shall not be added to the shares authorized for grant: (i) shares tendered by a holder or withheld by the Company in payment of the exercise price of an option; (ii) shares tendered by the holder or withheld by the Company to satisfy any tax withholding obligation with respect to any award; (iii) shares subject to a SAR that are not issued in connection with the settlement of the SAR in shares upon exercise thereof; and (iv) shares purchased on the open market with the cash proceeds from the exercise of options. No shares may again be optioned, granted or awarded if such action would cause an incentive stock option to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986 (the “Code”).
Types of awards
The A&R Plan permits the issuance of incentive stock options, non-statutory stock options, SARs, restricted stock, restricted stock units (“RSUs”), other stock- or cash-based awards, and dividend equivalent rights.
The A&R Plan permits the Administrator to designate the eligible individuals who will receive awards, to determine the types and number of awards to be granted, the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, and the vesting schedule applicable to an award, to determine whether, to what extent, and under what circumstances an award may be settled or forfeited, prescribe the form of each award agreement, which need not be identical for each participant, and decide all other matters that must be determined in connection with an award.
Under the terms of the A&R Plan, the Company is authorized to award or grant the following types of equity and equity-based awards to employees of the Company and its subsidiaries:
Options and SARs:   The Administrator is authorized to grant options and SARs to eligible individuals in such amounts and subject to such terms and conditions as determined by the Administrator. Options granted under the A&R Plan may be incentive stock options or nonqualified stock options. The Administrator will determine the term of each option and SAR, which may not exceed ten years, or five years in the case of an incentive stock option granted to a greater than ten percent shareholder, the exercise price, which shall not be less than the fair market value of a share on the grant date, or in the case of an incentive stock option granted to a greater than ten percent shareholder, 110% of the fair market value of a share on the grant date, the vesting schedule, if any, and the other material terms of each option and SAR, provided that the vesting period will in all cases be at least 12 months from the grant date. Unless otherwise provided by the Administrator or directed by the holder, each vested and exercisable option and SAR outstanding on the last day of the term, such option or SAR with an exercise price per share that is less than the fair market value per share as of such date, shall automatically be exercised.
Restricted Stock:   The Administrator is authorized to grant restricted stock to eligible individuals under the A&R Plan. The Administrator will determine the terms and conditions of restricted stock, including vesting conditions, provided that the vesting period will in all cases be at least 12 months from the grant date. Unless otherwise provided by the Administrator, holders of restricted stock will generally have all of the rights of a shareholder with respect to such restricted stock, including the right to receive dividends and other distributions, provided that any dividends that are paid prior to vesting shall only be paid out to the holder to the extent that vesting conditions are subsequently satisfied. Upon a termination of service all unvested restricted stock shall be forfeited, or if the holder paid a purchase price for such restricted stock, will be subject to a repurchase right by the Company at a price equal to the purchase price or such other amount as specified in the applicable award agreement, except that in the event of a holder’s death or disability, the Administrator may provide for the acceleration of unvested restricted stock.
RSU:   The Administrator is authorized to grant RSUs to eligible individuals under the A&R Plan. The Administrator will determine the terms and conditions of RSUs, including any purchase price, provided that the value of the consideration shall not be less than the par value of a share unless otherwise permitted by applicable law, the term of the RSUs, the vesting conditions, providing that the vesting period will in all cases be at least 12 months from the grant date, and the maturity date, which shall be no later than the vesting date and shall comply with Section 409A of the Code. An award of RSUs shall only be settled while the holder is an employee, unless the Administrator provides for settlement following termination of service in the event of the holder’s death or disability.
Other Stock or Cash Based Award:   The Administrator is authorized to grant other stock or cash based awards, including awards entitling a holder to receive shares or cash to be delivered immediately or in the future, to any eligible individual. The Administrator shall determine the terms and conditions of each stock or cash based award, including the term of the award, any exercise or purchase price, performance goals, transfer restrictions, and vesting conditions, but the vesting period shall in all cases be a period of at least 12 months from the grant date.
Dividend Equivalent Award:   The Administrator is authorized to grant dividend equivalents, either alone or in tandem with another award (other than an option or SAR), based on dividends declared on Ordinary Shares, to be credited as of dividend payment dates determined by the Administrator, payable in cash or shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, dividend equivalents with respect to an award that are based on dividends paid prior to the vesting of such award shall only be paid out to the holder to the extent that the vesting conditions are subsequently satisfied and the award vests.
Notwithstanding each of the foregoing provisions, up to a maximum of five percent (5%) of the maximum aggregate number of shares that may be issued under the A&R Plan without regard for any limitations or other requirements for vesting or transferability under the A&R Plan.

Change in Control
In the event of a change in control as defined in the A&R Plan and as explained further below (a “Change in Control”), unless the Administrator elects to (i) terminate an award in exchange for cash, rights or property, or (ii) cause an award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, (A) such award (other than any portion subject to performance- based vesting) shall continue in effect or be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such award subject to performance-based vesting shall be subject to the terms and conditions of the applicable award agreement or the Administrator’s discretion.
In the event that the successor corporation in a Change in Control refuses to assume or substitute for an award (other than any portion subject to performance-based vesting), the Administrator may cause (i) any or all of such award (or portion thereof) to terminate in exchange for cash, rights or other property or (ii) any or all of such award (or portion thereof) to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such award to lapse. If any such award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the holder that such award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such award shall terminate upon the expiration of such period.
An award shall be considered assumed if, following the Change in Control, the award confers the right to purchase or receive the same consideration as shareholders or an equivalent number of shares of the successor corporation, and an award with performance-based vesting will not be considered assumed if the applicable performance goals are modified without the holder’s consent in a manner that could reasonably be expected to have a material adverse impact on the holder.
For purposes of the A&R Plan, a Change in Control shall generally mean the sale of all or substantially all of the assets of the Company, or a takeover in which any person (or a group of persons acting in concert) obtains control of the Company as the result of (a) making a general offer to: (i) acquire all of the issued Ordinary Share capital of the Company, conditional on having control of the company; (ii) acquire all of the shares in the Company which are of the same class as the Ordinary Shares; or (b) obtains control of the Company as a result of a compromise or arrangement sanctioned by a court under Section 899 of the Companies Act 2006, or sanctioned under any other similar law of another jurisdiction; or (c) becomes bound or entitled under Sections 979 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares; or (d) obtains control of the Company in any other way, provided that for award holders subject to Section 409A of the Code, to the extent that any amount payable under the A&R Plan constitutes non-exempt deferred compensation for purposes of Section 409A of the Code, such amount shall not be payable due to a Change in Control unless it also constitutes a “change in control event” as defined in the regulations promulgated under Section 409A.
Tax Withholding
As a condition of the grant, all participants agree that the ultimate liability for all income tax, National Insurance contributions and any other social security contributions (including employer’s National Insurance contributions or other employer’s social security contributions to the extent such amounts may be lawfully recovered from the relevant holder) or any other relevant taxes (including, but not limited, to any federal, state, local or foreign taxes) related to the grant, vesting or exercise of any award, the transfer or issue of any shares or cash upon satisfaction of any award, any restrictions applicable to shares ceasing to apply, the disposal of any shares, or the participation in the A&R Plan (a “Tax Liability”) is and remains the responsibility of the relevant holder. The Company has reserved the authority to withhold, or require a holder to remit to the Company (or, if different, their employer), an amount sufficient to satisfy any Tax Liability. Holders also irrevocably agree to pay to the Company (or, if different, their employer) the amount of any Tax Liability or to enter into arrangements satisfactory to the Company (or the employer, as applicable) for the payment of any Tax Liability, and the A&R Plan also includes an indemnity in favor of the Company in respect of a holder’s liability to pay any Tax Liability.

Amendment and Termination of Plan
The A&R Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, no amendment, suspension or termination of the A&R Plan shall, without the consent of the holder, materially and adversely affect any rights or obligations under any outstanding award, unless the award itself otherwise expressly so provides.
However, the Board may not, except as provided under “Adjustments in the Event of Corporate Events,” take any of the following actions without approval of the Company’s shareholders: (i) increase the maximum number of shares which may be issued under the A&R Plan, (ii) reduce the price per share of any outstanding option or SAR granted under the A&R Plan, (iii) cancel any Option or SAR in exchange for cash or another award, or (iv) any other action that may require approval of the Company’s shareholders under applicable law.
Term of Plan
The A&R Plan will expire on April 20, 2032, corresponding to the 10th anniversary of the date the Existing Plan was approved by the Board, after which no awards may be granted or awarded. Any awards that are outstanding following the expiration of the A&R Plan shall remain in force according to the terms of the A&R Plan and the applicable award agreement.
Adjustments in the Event of Corporate Events
In the event of any dividend in specie, sub-division of shares, combination or exchange of shares, merger, consolidation of shares or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company, or the share price of the Company’s shares, the Administrator will make equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the A&R Plan; (ii) the number and kind of shares (or other securities or property) subject to outstanding awards; (iii) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding awards under the A&R Plan. Upon any such change affecting the shares of the Company, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, may also take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the A&R Plan or with respect to any award under the A&R Plan: (A) provide for the termination of any such award in exchange for an amount of cash and/or other property with an equivalent value; (B) provide that such award be assumed by the successor or survivor corporation, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, with appropriate adjustments; (C) make adjustments in the number and type of shares (or other securities or property) subject to outstanding awards, and/or in the terms and conditions of (including the grant or exercise price); (D) provide that such award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the A&R Plan or the applicable award agreement; (E) replace such award with other rights or property selected by the Administrator; or (F) provide that the award cannot vest, be exercised or become payable after such event.
In the event of an equity restructuring, meaning a nonreciprocal transaction between the Company and its shareholders, such as a dividend in specie, sub-division of shares, consolidation of shares, spin-off or demerger, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares (or other securities of the Company) or the share price of the shares (or other securities) and causes a change in the per-share value of the shares underlying outstanding awards (i) equitable adjustments to the number and type of securities subject to each outstanding award and the exercise price or grant price thereof, if applicable, shall be non-discretionary, and (ii) the Administrator shall make such equitable adjustments as it may deem appropriate to the aggregate number and kind of shares that may be issued under the A&R Plan.

Malus and Claw-Back Provisions
All awards (including any proceeds upon any receipt or exercise of any award or upon the receipt or resale of any shares underlying the award) shall be subject to the terms of applicable law that regulates executive remuneration and compensation from time to time and the provisions of any malus or claw-back policy implemented by the Company, including, without limitation, the LivaNova Compensation Recoupment Policy and any malus or claw-back policy adopted to comply with the requirements of applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such malus or claw-back policy and/or in the applicable award agreement.
Prohibition on Repricing
Other than in connection with a corporate event, the Administrator shall not, without the approval of the shareholders of the Company, (i) authorize the amendment of any outstanding option or SAR to reduce its price per share, or (ii) cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. Furthermore, except in connection with a corporate transaction involving the Company (including, without limitation, any dividend in specie, sub-division of shares, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price per share of outstanding options or SARs or to cancel outstanding options or SARs in exchange for cash or other awards with an exercise price per share that is less than the exercise price per share of the original options or SARs without the approval of the shareholders of the Company.
Federal Income Tax Consequences
The following is a brief summary of the principal US federal income tax consequences of the A&R Plan for a participant who is a US tax resident under the provisions of the Internal Revenue Code, as currently in effect. The Internal Revenue Code and regulations are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income and other tax consequences. The specific tax consequences to a participant will depend upon a participant’s individual circumstances. The Program is not qualified under Section 401(a) of the Internal Revenue Code.
Options and SARs.   Options granted under the A&R Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the IRC, or nonqualified stock options, which are not intended to meet such requirements. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the participant (except possible alternative minimum tax upon an exercise) or a deduction to the Company. If: (i) the participant makes no disposition of the shares acquired pursuant to an incentive stock option within two years from the date of grant or within one year from the exercise of the option; and (ii) at all times during the period beginning on the date of the grant of the option and ending on the day three months before the date of such exercise, the participant was an employee of either the Company or one of its subsidiaries, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction for federal income tax purposes. The grant of nonqualified stock options and SARs will not result in income taxable to the participant or provide a deduction to the Company. However, the exercise of a nonqualified stock option or SAR results in taxable income to the holder, and the Company is entitled to a corresponding tax deduction. At the time of the exercise of a nonqualified stock option, the participant will be taxed at ordinary income tax rates on the excess of the fair market value of the shares purchased over the option’s exercise price. At the time of the exercise of a SAR, the participant will be taxed at ordinary income tax rates on the amount of the cash, or the fair market value of the shares, received by the employee upon exercise.
Restricted Stock Awards.   A participant in the Program who is granted a restricted stock award will not be taxed upon the acquisition of such shares so long as the interest in such shares is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code. Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates on an amount equal to the then current fair market value of the shares. Any such awards that are not subject to a substantial risk of forfeiture will be taxed at the time of grant. The Company will be entitled to a corresponding deduction when the value of the award is included in the recipient’s taxable income, subject to the limits of Section 162(m) of the Code. The basis of restricted shares held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be a long-term or short-term capital gain or loss, depending upon the length of time the shares are held. Pursuant to Section 83(b) of the Internal Revenue Code, a recipient of a restricted stock award may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted shares at the time of grant. If the 83(b) election is made, the basis of the shares so acquired will be equal to the fair market value at the time of grant. If the election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.
RSU.   A participant who is granted an RSU will not be taxed upon the grant of the award. Upon receipt of payment of cash or Ordinary Shares pursuant to an RSU, the participant will realize ordinary income in an amount equal to any cash received and the fair market value of any Ordinary Shares received, and subject to the limits of Section 162(m) of the Code, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.
Other Awards.   With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any Ordinary Shares or other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.
Dividend Equivalents.   A recipient of dividend equivalents generally will recognize ordinary income at the time the dividend equivalent is paid. The Company will be entitled to a corresponding deduction equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m) of the Code.
Proposal No. 5
Ordinary Resolution to Grant Authority to Allot Shares

The action requested in this proposal is required because the Company is incorporated in England and Wales and is subject to the Companies Act. For Companies subject to the Companies Act, unlike for companies incorporated in the US, the power to allot (or issue) shares is restricted in terms of number of shares that may be allotted and the time period during which they may be allotted.
Under the Companies Act, the directors may only allot shares in the Company or grant rights to subscribe for, or to convert any security, into shares in the Company if they are authorized to do so by the Company’s Articles of Association or by shareholder resolution. The requirement for such authorization to allot by the Company’s shareholders is an additional step not generally required when companies domiciled in the US are issuing securities. The directors believe that it is important for the Company to retain the flexibility to allot shares on an accelerated basis should the directors determine it is necessary or advisable and in the best interests of shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials to approve specific allotments of shares.
Therefore, the Company is now requesting that its Board have the authority to allot up to an aggregate nominal amount of £10,770,848, which is equivalent to approximately 20% of the Company’s existing issued share capital (excluding treasury shares). The authority sought under this resolution will, if

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the grant of authority to allot shares.

granted, lapse at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which the resolution is passed, which is in line with the approach taken by public companies listed in the UK.
The Company sought a similar authority at the AGMs held in 2022, 2021 and 2020, although the limit referred to above has been adjusted this year to reflect the latest Institutional Shareholders Services (ISS) guidelines.
The directors have no present intention to exercise the authority sought under this resolution, other than to satisfy options and other awards to the non-employee directors of the Company who are not covered by the 2022 Plan and may consider from time to time other compensation needs, refinancing opportunities or other market transactions depending on the needs of the Company and market conditions.
The approval of this resolution by the Company’s shareholders will not substitute for any approvals that may be required for a specific transaction under any applicable Nasdaq listing rules.

Proposal No. 6
Special Resolution to Grant Power to Disapply Pre-Emption Rights

This action, like the previous proposal, is required because the Company is incorporated in England and Wales. In this proposal, the Company is requesting that when the Board allots (issues) shares for cash up to an aggregate nominal amount of £10,770,848, which is equivalent to approximately 20% of the Company’s existing issued share capital (excluding treasury shares), it not be required to offer pre-emption rights to existing shareholders.
The authority sought under this resolution will, if granted, lapse at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which the resolution is passed, which is in line with the approach taken by public companies listed in the UK. This resolution, if passed, would give the directors the power to allot new equity securities or to sell treasury shares held by the Company for cash without first offering them to shareholders in proportion to their existing holdings, subject to the limits set forth above. Under the Companies Act, when an allotment of shares is for cash, the Company must first offer those shares on the same terms to existing shareholders of the Company on a pro-rata basis (commonly referred to as statutory pre-emption rights) unless these statutory pre-emption rights are disapplied by approval of the shareholders.
The requirement to first offer shares to existing shareholders is an additional step not generally required when companies domiciled in the United States are issuing securities. The directors believe that it is important for the Company to retain the flexibility to issue shares on an accelerated basis should the

Vote Required:
This special resolution will be approved if there is an affirmative vote of at least 75% of the total votes cast on the resolution by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the proposal to disapply pre-emption rights.

directors determine it is necessary or advisable and in the best interests of shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials to disapply pre-emption rights in connection with specific allotments of shares.
The Company sought a similar authority at the AGMs held in 2022, 2021 and 2020, although the limit referred to above has been adjusted this year to reflect the latest Institutional Shareholders Services (ISS) guidelines.
The directors have no present intention to exercise the authority sought under this resolution, other than to satisfy options and other awards to the non-employee directors of the Company who are not covered by the 2022 Plan and may consider from time to time other compensation needs, refinancing opportunities or other market transactions depending on the needs of the Company and market conditions.
The approval of this resolution by the Company’s shareholders will not substitute for any approvals that may be required for a specific transaction under any applicable Nasdaq listing rules.

Proposal No. 7
Advisory Vote to Approve the UK Directors’ Remuneration Report

The Board considers that appropriate remuneration of directors plays a vital part in helping us to achieve our overall objectives, and accordingly, and in compliance with the Companies Act, we are providing shareholders with the opportunity to vote on an advisory resolution approving the directors’ remuneration report included in our UK Annual Report. This proposal is similar to Proposal 2 regarding the compensation of our NEOs. However, the directors’ remuneration report is concerned solely with the remuneration of our executive and non-executive directors and is required under the Companies Act.
We encourage shareholders to read the directors’ remuneration report as set forth in the UK Annual Report and the directors’ remuneration policy approved by shareholders in 2022 (which governs the directors’ remuneration report included in the UK Annual Report). The Board and the Compensation Committee believe that the policies and procedures articulated in the directors’ remuneration report are effective in achieving our compensation objectives and serve to attract and retain highly qualified non-executive directors.
The directors’ remuneration report for 2022 and the names of directors whose remuneration is the object of this proposal are set out in the UK Annual Report. All UK incorporated companies that are “quoted companies” under the Companies Act are required to put their directors’ remuneration report to shareholders.

Vote Required:
This advisory vote will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
This vote is advisory only, pursuant to the Companies Act, and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. The resolution and vote are a means of providing shareholder feedback to the Board. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of our executive director and non-executive director compensation programs.
Board Recommendation:
FOR the approval of the 2022 UK directors’ remuneration report.

Proposal No. 8
To Receive and Adopt the UK Annual Report and Accounts
The Board is required to present at the Annual Meeting of Shareholders the Company’s audited UK Annual Report for the year ended December 31, 2022. In accordance with its obligations under English law, the Company will provide shareholders at the AGM the opportunity to receive and adopt the UK Annual Report and ask any relevant and appropriate questions of the representative of PwC-UK in attendance at the AGM.
Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the receipt and adoption of the UK Annual Report.

Proposal No. 9
Re-appointment of PwC-UK as the Company’s UK Statutory Auditor

Under the Companies Act, the Company is required to appoint the UK statutory auditor at each meeting at which the UK Annual Report and accounts are presented to shareholders, to hold office until the conclusion of the next such meeting.
PwC-UK has served as the Company’s UK statutory auditor since 2015.
The Audit and Compliance Committee has recommended to the Board the re-appointment of PwC-UK as the Company’s UK statutory auditor and has confirmed to the Board that its recommendation is free from third party influence and that no restrictive contractual provisions have been imposed on the Company limiting the choice of auditor.

Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
If this ordinary resolution is not approved, the Board may appoint an auditor to fill the vacancy.
Board and Audit and Compliance Committee Recommendation:
FOR the re-appointment of PwC-UK as the Company’s UK statutory auditor under the Companies Act to hold office from the conclusion of the meeting until the conclusion of the 2024 AGM at which accounts are laid before the Company.

Proposal No. 10
Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC-UK in its Capacity as UK Statutory Auditor
Under the Companies Act, the remuneration of our UK statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. We are asking our shareholders to authorize the Board and/or the Audit and Compliance Committee of the Company to determine the remuneration of PwC-UK in its capacity as the Company’s UK statutory auditor under the Companies Act.
Vote Required:
This ordinary resolution will be approved if there is an affirmative vote of a simple majority of the total votes cast by members present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:
FOR the authorization of the Board and/or the Audit and Compliance Committee to determine the Company’s UK statutory auditor’s remuneration.

OTHER INFORMATION
Share Ownership Information
The following table sets forth, as of April 21, 2023, except where otherwise noted, certain information with respect to the amount of our Ordinary Shares beneficially owned by:
•
Each of our NEOs;

•
Each director;

•
All current executive officers and directors as a group; and

•
Each person known by us to own beneficially more than 5% of the outstanding Ordinary Shares.

We are not aware of any agreements among our shareholders that relate to voting or investment of our Ordinary Shares.
		Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Shares Owned	Shares Acquirable Within 60 Days	Total Beneficial Ownership	Percent of Class(2)
Named Executive Officers:
Damien McDonald	111,847	—	111,847	*
Marco Dolci	7,708	—	7,708	*
Trui Hebbelinck	7,308	—	7,308	*
Alex Shvartsburg	8,100	—	8,100	*
Keyna Skeffington	13,163	—	13,163	*
Directors:
Francesco Bianchi	6,540	2,082	8,622	*
Stacy Enxing Seng	5,013	2,082	7,095	*
William Kozy	8,470	3,284	11,754	*
Daniel Moore	25,896	2,082	27,978	*
Dr. Sharon O’Kane	6,971	2,082	9,053	*
Andrea Saia	8,008	2,082	10,090	*
Todd Schermerhorn	2,334	2,082	4,416	*
Peter Wilver	—	2,082	2,082	*
Brooke Story	—	—	—	*
All current executive officers and directors as a group (14 persons)	86,348	17,858	104,206	*
5% Holders:(3)
BlackRock, Inc.(4)	6,834,335	—	6,834,335	12.69
155 East 52nd Street
New York, NY 10055
PRIMECAP Management Company(5)	4,594,917	—	4,594,917	8.53
177 E. Colorado Blvd., 11th Floor
Pasadena, CA 91105

*
Less than 1%

(1)
Beneficial ownership is determined in accordance with the SEC’s rules and regulations and generally includes voting or investment power with respect to securities. LivaNova Ordinary Shares subject to options and warrants currently exercisable, or exercisable within 60 days after April 21, 2023, are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such rights, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all Ordinary Shares shown as beneficially owned by them. The address for each executive officer and director of the Company is 20 Eastbourne Terrace London W2 6LG, United Kingdom.
(2)
Based on total shares outstanding of 53,854,241 as of April 21, 2023.

(3)
5% holders are as of December 31, 2022, as reported on Schedules 13G filed with the SEC.

(4)
The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2022, based on a Schedule 13G/A filed on January 26, 2023 by BlackRock, Inc. In such Schedule 13G/A, BlackRock, Inc. reported having sole voting power over 6,723,781 shares and sole dispositive power over 6,834,355 shares.

(5)
The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2022, based on a Schedule 13G/A filed on February 9, 2023 by PRIMECAP Management Company. In such Schedule 13G/A, PRIMECAP Management Company reported having sole voting power over 4,547,307 shares and sole dispositive power over 4,594,917 shares.

Equity Compensation Plan Information
The following table presents information as of December 31, 2022 regarding equity compensation plans applicable to our employees.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by security holders
LivaNova PLC 2022 Incentive Award Plan and Sub-plan(1)	62,215	—	3,037,785
LivaNova PLC 2015 Incentive Award Plan and Sub-Plan(2)	3,706,379	69.19	30,417
Cyberonics Legacy Plans(3)	219,807	53.33	—
Total	3,917,729	68.44	3,354,985

(1)
The 2022 LivaNova Incentive Award Plan and the Sub-Plan were approved by our shareholders, effective on June 13, 2022. Amounts represent the number of LivaNova Shares issuable upon the exercise or settlement of outstanding SARs (0) and RSUs (62,215), as granted under the 2022 LivaNova Incentive Award Plan as of December 31, 2022.

(2)
The LivaNova 2015 Incentive Award Plan and the Sub-Plan (the “2015 Plan”) were approved by our Board and our sole shareholder, effective on October 16, 2015. Amounts represent the number of LivaNova Shares issuable upon the exercise or settlement of outstanding SARs (2,659,929) and RSUs/PSUs (1,046,450), as granted under the 2015 Plan as of December 31, 2022. The 2022 amendment to the 2015 Plan reduced the share reserve under such plan to 50,000 shares and limited participation under such plan to non-employee directors. In accordance with the intent of such amendment, any post-amendment date forfeitures or net settlements of awards previously held by employees under the 2015 Plan (which, in the aggregate cover 286,783 shares) have not been added back to the share reserve for such plan.

(3)
The Cyberonics, Inc. Amended and Restated 1996 Stock Option Plan (“1996 Stock Plan”), the Cyberonics, Inc. Amended and Restated 1997 Stock Plan (“1997 Stock Plan”), the Cyberonics, Inc. 2005 Stock Plan (“2005 Stock Plan”) and the Cyberonics, Inc. 2009 Stock Plan (“2009 Stock Plan”) were approved by Cyberonics board and became effective in November 1996, November 2000, March 2005 and August 2009, respectively. Options granted under the 1996 Stock Plan (now expired), the 1997 Stock Plan (no longer available) and the 2005 Stock Plan (no longer available) generally vest ratably over four or five years following their date of grant. Option awards have a maximum term of 10 years from grant date. In connection with the merger of Sorin and Cyberonics, on October 19, 2015, we assumed the 1996 Stock Plan, 1997 Stock Plan, 2005 Stock Plan and the 2009 Stock Plan and all outstanding Cyberonics stock options granted thereunder (0; 0; 0; and 149,135, respectively), were fully vested, canceled and converted into an option to purchase one LivaNova Share. The amount represents the number of LivaNova Shares that may be issuable upon exercise of the converted option awards as of December 31, 2022. Based on the unused share reserve of the assumed Cyberonics, Inc. 2009 Stock Plan, there remain zero LivaNova Shares available for issuance thereunder, as converted in connection with the above-described merger Transaction.
Shareholder Proposals for the 2024 AGM
Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be published by us in connection with our 2024 AGM must submit their proposals to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG by December 30, 2023. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.
In accordance with our Articles of Association (our “Articles”), and without prejudice to the rights of a shareholder of record under the Companies Act, in order to nominate a candidate for election as a director or properly bring business before our 2024 AGM, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s AGM, subject to certain exceptions. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our Articles (and not submitted pursuant to Rule 14a-8) must be received no earlier than February 13, 2024, and no later than March 14, 2024 The requirements for advance notice of shareholder proposals under our Articles do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. Shareholders are advised to review our Articles for further details on the requirements and procedures to submit shareholder proposals. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2024.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8, our Articles or any other requirements, as applicable.
Under section 338 of the Companies Act, shareholders meeting the threshold requirements in that section may require that we include a resolution in the Notice of AGM. Provided that the appropriate thresholds are met, notice of the resolution must be received by us at the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG at least six weeks prior to the date of the AGM or, if later, at the time notice of the AGM is delivered to shareholders.
Annual Reports and Proxy Materials
On April 28, 2023, we will begin mailing the Notice of Internet Availability of Proxy Materials (the “Notice”) and this proxy statement, the accompanying proxy card (as to CDIs as defined herein, a Form of Proxy), our UK Annual Report, and our US Annual Report on Form 10-K. Copies of these materials filed with the SEC may be accessed free of charge through our website (www.livanova.com). Requests for mailed copies of the US Annual Report and/or the UK Annual Report may also be submitted to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, United Kingdom (exhibits will be furnished upon payment of a nominal fee, which fee will be limited to the expenses we incur in providing you with the requested exhibits). Our US Annual Report on Form 10-K, including the exhibits thereto, is also available through the SEC’s web site at www.sec.gov, as is this proxy statement, filed on Schedule DEF 14A.

Saving Resources: Householding and Electronic Communications
We are mindful that sending notices, documents, or information to shareholders by non-electronic means is costly to us in terms of administration, printing and postage costs and has a greater environmental impact than electronic communications. In some cases, duplicate materials going to the same address add to these costs. Both US securities laws and English company law provide ways for us to cut costs and benefit the environment.
Householding of Proxy Materials
The SEC has adopted rules regarding delivery of proxy statements and annual reports to shareholders sharing the same address. We may satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of our shareholders who are not participating in electronic proxy material delivery. This delivery method, referred to as “householding,” results in significant cost savings for us. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered. If shareholders receive one set of materials due to householding, they may revoke their consent for future mailings at any time by contacting Computershare Inc., for registered holders, either by calling toll-free at 1-866-498-2549 or by writing to Computershare Inc. at P.O. Box 505008, Louisville, KY, USA 40233. Shareholders will be removed from the householding program within 30 days of their response, following which they will receive an individual copy of our proxy materials. If you are the beneficial owner, you will need to contact your broker, bank or other nominee to make such requests.
Shareholders can also opt-in to householding if they are currently receiving multiple sets of materials to the same address or change their previous elections by using the above contact information.
Internet Availability of Proxy Materials
Pursuant to rules adopted by the SEC, we are making this proxy statement available to our shareholders electronically via the internet. On April 28, 2023, we will mail the Notice to shareholders of our Ordinary Shares at the close of business on the Record Date, other than those shareholders who previously requested electronic or paper delivery of communications from us. The Notice contains instructions on how to access an electronic copy of our proxy materials, including this proxy statement and our UK Annual Report and US Annual Report. The Notice also contains instructions on how to request a paper copy of our proxy materials. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of the AGM.
Electronic Communications
Under English law, we have the authority to send notices, documents, or information to shareholders of record by electronic means. In conjunction with our registrars, Computershare Inc., starting in early 2018, we offered to our shareholders of record the option of receiving an email notification each time we publish new shareholder documents on our website. Those shareholders who have supplied us with an email address will no longer receive copies of certain paper documents, such as our UK Annual Report and US Annual Report. Instead, they will receive an email containing links to our website where electronic copies of the documents can be viewed and downloaded. Others have opted to receive paper notices of documents available on our website, and those who did not respond to our letter will, by default, continue to receive notifications in the same way.
Expenses of Solicitation
This solicitation is made by the Company. We will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial holders. Directors, officers and employees of LivaNova and its subsidiaries may solicit proxies personally, telephonically, electronically or by other means of communication but will receive no additional compensation for such solicitation. We have engaged Alliance Advisors to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $15,000 in total.

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL GENERAL MEETING
What is a proxy statement and what is a proxy?
A proxy statement is a document that US securities law rules and regulations require us to give to you when we ask you to give a proxy designating individuals to vote on your behalf. A proxy is your legal designation to another person to vote shares that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or proxy card.
Why did I receive these proxy materials?
We have delivered or made available the Notice, this proxy statement, proxy cards, the UK Annual Report, and the US Annual Report of LivaNova (the “proxy materials”) to our shareholders of record and beneficial holders of our shares as of the Record Date, in connection with the solicitation of proxies for use at the AGM, or at any adjournment or postponement thereof.
In addition, we have provided brokers, dealers, bankers, voting trustees and their nominees, at our expense, with additional copies of the proxy materials so that our shareholders of record can, as needed, supply these materials to the beneficial owners of shares as of the Record Date.
Copies of the proxy materials have also been supplied, at our expense, to Computershare Investor Services PLC (the “Voting Agent”), acting as voting agent on behalf of the custodian, being CREST International Nominees Limited (“CREST Nominees”) as custodian for Euroclear UK & Ireland Ltd (“Euroclear”) as the depositary and issuer of the CREST Depository Interests (“CDIs”) to be supplied to the holders of CDIs.
What should I do if I receive more than one Notice, proxy card or Form of Proxy?
If you own some Ordinary Shares directly in your name as a registered holder and other Ordinary Shares as a beneficial owner holding through a broker, bank or other nominee, or if you own Ordinary Shares through more than one broker, bank or other nominee, you may receive multiple Notices and/or proxy cards. It is necessary for you to complete, sign and return all of the proxy cards included in the proxy materials you receive (or vote over the internet or by telephone for each card) and vote separately for each Notice you receive in order for all your shares to be voted.
What are the total voting rights in the Company?
As of April 21, 2023, there were 53,854,241 Ordinary Shares in issue and entitled to vote. Each Ordinary Share is entitled to one vote on each matter properly brought before the AGM.
Who is entitled to vote at the AGM?
Shareholders of record and beneficial holders as of the Record Date are entitled to attend (virtually) and vote at the AGM. Please note the following special cases:
•
Beneficial owners of Ordinary Shares as of the Record Date have the right to direct their broker or other agent on how to vote the Ordinary Shares in their account. They are also invited to attend the AGM. However, as beneficial owners are not shareholders of record of the relevant Ordinary Shares, they may not vote their Ordinary Shares at the AGM unless they request and obtain a legal proxy from their broker or agent, as discussed further below under “How do I vote if I am a beneficial owner?”

•
Any corporation that is a shareholder of record may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at the AGM and the person so authorized shall (on production of a certified copy of such resolution at the AGM) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of the Company, as discussed further below under “How do I vote if I am a shareholder of record?”

•
Holders of CDIs may instruct the Voting Agent on behalf of CREST Nominees, as custodian in the DTC clearance system for Euroclear, as the depository and issuer of the CDIs, as to how to exercise the votes attaching to the Ordinary Shares underlying such CDIs by voting through www.envisionreports.com/LIVN or returning a completed Form of Proxy to Computershare Investor Services Plc, acting as Voting Agent on behalf of CREST Nominees. Alternatively, holders of CDIs can vote using the CREST system. After the Voting Agent has received instructions on how to vote on the proposals from the holders of CDIs, it will complete an omnibus proxy card reflecting such instructions and send it to the transfer agent. For additional information, please see “How do I vote if I am a holder of CDIs?”
How is a quorum determined?
The presence of the holders of record of shares in the Company who together represent at least a majority of the voting rights of all the shareholders of record entitled to vote, present in person or by proxy, at the AGM is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for the purposes of determining a quorum at the AGM (but, as noted elsewhere in this proxy statement, will not be counted in the calculation of the proportion of votes cast “for” or “against” the resolution).
Who will count the votes?
Representatives of the Company’s transfer agent, Computershare, will serve as scrutineers of the poll, and will also serve as master tabulator.
Where can I find the voting results of the AGM?
The final voting results will be checked by the scrutineers and disclosed by way of an announcement via a Current Report on Form 8-K, which LivaNova is required to file with the SEC. The results of the polls taken on the resolutions at the AGM and any other information required by the Companies Act will be made available on our website (www.livanova.com) as soon as reasonably practicable after the AGM and for a period of two years thereafter.
What is the difference between holding Ordinary Shares as a shareholder of record, or as a beneficial owner and holder of CDIs?
If a shareholder is registered on the register of members of the Company as holding Ordinary Shares, that shareholder is considered, with respect to those Ordinary Shares, the shareholder of record. As of April 21, 2023, the latest practicable date prior to publication of this proxy statement, our shareholders of record included Cede & Co., the nominee for the Depositary Trust Company (“DTC”), and 50 other shareholders of record.
In order to become a shareholder of record of Ordinary Shares, a beneficial owner must withdraw the relevant Ordinary Shares from the DTC system. Beneficial owners are reminded that any transfer of the Ordinary Shares out of the DTC system will generally be subject to UK stamp duty or stamp duty reserve tax. Beneficial owners are, therefore, strongly discouraged from withdrawing their Ordinary Shares from the DTC system.
If your Ordinary Shares are held for you in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank or other nominee through whom you hold the Ordinary Shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Ordinary Shares by following the instructions for voting on the proxy card.
In addition, in connection with the admission to trading of the Ordinary Shares on the London Stock Exchange, we entered into depositary arrangements to enable holders to settle interests in Ordinary Shares through the CREST system without the need for the underlying Ordinary Shares to be withdrawn from the DTC system. When trading in LivaNova’s Ordinary Shares on the London Stock Exchange was canceled, any holders of depositary interests who took no action to withdraw their interests from the depositary facility operated by Computershare Investor Services PLC by the date of termination of that facility had their interests replaced through CREST with CDIs. These CDIs represent underlying Ordinary Shares on a one-for-one basis.

How do I vote if I am a shareholder of record?
If you are a shareholder of record on the Record Date, you may vote your Ordinary Shares virtually at the AGM or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the AGM. You may appoint more than one proxy in relation to the AGM (provided that each proxy is appointed to exercise the rights attached to a different Ordinary Share(s)). Such proxy need not be a shareholder of record, but must attend the AGM to represent you and must vote as you instruct for your vote to be counted.
You may appoint a proxy to vote on your behalf using one of the following methods:
•
By returning the proxy card, or other instrument appointing a proxy, completed in accordance with the instructions therein and signed to Proxy Services, c/o Computershare Investor Services, PO Box 505008, Louisville, KY, USA 40233.

•
By submission via the internet by going to envisionreports.com/LIVN and following the instructions provided; or

•
By telephone, using the number shown on the Notice or proxy card;

•
During the AGM, you may submit a ballot at www.meetnow.global/M2UHNSW. You will need to review the information included on your Notice or on your proxy card or in the instructions accompanying your proxy materials.

To be effective, the proxy appointment must be received by 3:00 pm British Summer Time on June 12, 2023.
Details of how to appoint the chair of the AGM, or another person, as your proxy are set out in the proxy card.
Please sign the proxy card exactly as your name appears on the card. If a shareholder of record is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and seniority shall be determined by the order in which the names of the holders stand in the register of members.
The return of a completed proxy card, or the submission of proxy instructions via the internet or by telephone, will not prevent a shareholder of record from attending (virtually) and voting at the AGM. If you have appointed a proxy and attend the AGM (virtually) and vote in person, your proxy appointment will automatically be terminated.
If you properly give instructions as to your proxy appointment by executing and returning a paper proxy card or through the internet or by telephone, and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions.
If you are a shareholder of record and you execute and return a proxy card, but do not give instructions, your proxy will be voted FOR each of the proposals.
If you have not received a proxy card and believe that you should have one, please contact your broker, bank or other nominee for more information.
How do I vote if I am a beneficial owner?
If you are a beneficial owner, you should follow the directions provided by your broker, bank or other nominee. You may submit instructions by telephone or through the internet to your broker, bank or other nominee, or request and return a paper proxy card to your broker, bank or other nominee.
If you are a beneficial owner and you wish to vote virtually at the meeting in person at the AGM, you must obtain a legal proxy from your broker, bank or other nominee and register to attend the AGM following the instructions below. To register to attend the AGM virtually, you must submit proof of your proxy power

(legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare Inc. Requests for registration should be directed to: Computershare Inc. LivaNova PLC Legal Proxy PO Box 43001 Providence, RI USA 02940-3001 or legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 pm (Eastern Standard Time) on June 7, 2023. You will receive a confirmation of your registration by email after we receive your registration materials.
How do I vote if I am a holder of CDIs?
If you are a holder of CDIs, you should follow the instructions on the notice of meeting and vote your shares at envisionreports.com/LIVN. Alternatively, holders of CDIs may transmit voting instructions by utilizing the CREST voting service in accordance with the procedures described in the CREST Manual (available via www.euroclear.com). To be effective, the CREST Voting Instruction must be transmitted so as to be received by the Voting Agent (ID: 3RA50) no later than 3:00 p.m. British Summer Time on June 6, 2023 (or, in the event of an adjourned meeting, four business days before the adjourned meeting (excluding weekends and public holidays in the UK and the US)). If you are a holder of CDIs and you wish to vote in person at the AGM, please contact the Voting Agent, Computershare Investor Services PLC (contact details for whom are set in the Form of Proxy to be sent by Computershare Investor Services PLC to all holders of CDIs) to obtain a letter of representation to allow you to attend, speak at and vote at the AGM.
Can I change my vote or revoke my proxy?
If you are a shareholder of record, you can change how you wish to instruct the proxy to vote or revoke your proxy at any time before the AGM, by:
•
Delivering a valid, later-dated proxy card prior to the cut-off time for receipt of proxies, in which case your later-submitted proxy will be recorded and your earlier proxy revoked. Any later-dated proxy card received after the relevant cut-off time will be disregarded;

•
Amending your internet or telephone proxy instruction prior to the cut-off time for receipt of proxies, whereby your original instruction will be superseded. Any amended proxy instruction received after the relevant cut-off time will be disregarded;

•
Sending written notice to the office of the Company Secretary at the Company’s registered office, which must be received at least 24 hours prior to the start of the AGM; or

•
Voting at the AGM.

If you are a beneficial owner of Ordinary Shares, you may submit new proxy appointment instructions by contacting your broker, bank or other nominee. You may also vote in person at the AGM if you obtain a legal proxy and register for the meeting.
If you are a CDI holder, you may submit a new Form of Proxy following the instructions previously set out, at any time prior to 3:00 p.m. British Summer Time on June 12, 2023.
All Ordinary Shares that have been properly voted and not revoked will be counted in the votes held on the resolutions proposed at the AGM. Attending the AGM without taking further action will not automatically revoke your prior proxy.
What are “routine” and “non-routine” matters and what are “broker non-votes”?
Under the rules and interpretations of the New York Stock Exchange (which apply to all US brokers pursuant to the rules of the SEC), “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested) and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The ratification of the selection of the independent registered public accounting firm for both the US and the UK, the authorization to grant authority to allot shares, the authorization to grant power to disapply pre-emption rights and the authorization of the remuneration of the UK auditor are generally considered to be “routine”; accordingly, these are the only proposals on which a bank, broker or other nominee can vote without instructions. All other proposals being considered at the AGM are considered to be non-routine matters. Brokers, banks and other nominees may not vote on your behalf on these matters unless you have provided instructions from you on how to vote your shares.
Brokers, banks or other nominees generally have discretionary voting power with respect to routine matters but not non-routine matters. If you own your Ordinary Shares through a bank, broker or other nominee and you do not provide them with specific voting instructions, the bank, broker or nominee will be permitted to vote only on routine matters and will submit a “broker non-vote” on non-routine matters.
Broker non-votes will be counted for the purpose of determining whether a quorum is present at the AGM.
What are the voting requirements to approve the resolutions?
In accordance with the Articles, all resolutions will be taken on a poll. Voting on a poll will mean that each share represented in person or by proxy will be counted in the vote. Please see the discussion under each proposal for a detailed explanation of the voting requirement for each proposal.
You can vote “for” or “against” a resolution. Each of these votes will have legal effect under English law in that they count as votes cast. An abstention, indicated by electing “abstain” is not a vote under English law.
Why are you holding a virtual meeting instead of a physical meeting?
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with internet access.
How may I attend the AGM?
The AGM will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the AGM only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the AGM. No physical meeting will be held.
You will be able to attend the AGM online and submit your questions during the meeting by visiting www.meetnow.global/M2UHNSW. You also will be able to vote your shares online by attending the AGM by webcast.
To participate in the AGM, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 3:00 pm British Summer Time on June 12, 2023. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
How do I register to attend the AGM virtually on the internet?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the AGM. Please follow the instructions on the Notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must obtain a legal proxy from your intermediary and then register in advance to attend the AGM.
To register to attend the AGM, you must submit proof of your proxy power (legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare. Requests for registration must be labeled “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 8, 2023. Requests for registration should be directed as follows:
By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com By mail: Computershare LivaNova PLC Legal Proxy PO Box 43001 Providence, RI USA 02940-3001 You will receive a confirmation of your registration by email after we receive your registration materials.
If you are a holder of CDIs and would like to attend, speak and vote at the AGM, please contact the Voting Agent Computershare Investor Services PLC (contact details for whom are set out in the Form of Proxy to be sent by Computershare Investor Services PLC to all holders of CDIs) who will provide you with a letter of representation with respect to your CDI holding as at the Record Date that will enable you to attend, speak at and vote your underlying Ordinary Shares at the AGM on CREST Nominees’ behalf.
What if I have trouble accessing the AGM virtually?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 1-888-724-2416.
May I ask questions at the AGM?
If you were a shareholder on the Record Date and have the right to attend the AGM, you may ask questions at the AGM. There will be a space to enter your questions online and, subject to meeting rules, a response will be provided verbally for all to hear. The Company also commits to posting answers to relevant questions presented at the AGM on the Investor page of our website, www.livanova.com, after the AGM.
Additional Information
For additional information, please contact company.secretariat@livanova.com.
Other Business
The Board is not aware of any business to be acted upon at the AGM other than that described in this proxy statement. If any other business comes before the AGM, the proxy holders (as indicated in the accompanying proxy card or cards) will vote their proxies according to their best judgment with respect to such matters.

Appendix A
Amended and Restated LivaNova PLC 2022 Incentive Award Plan

AMENDED AND RESTATED LIVANOVA PLC
2022 INCENTIVE AWARD PLAN
(Adopted by the Board of Directors of LivaNova PLC on April 19, 2023, conditional on shareholder approval.) (Approved by the shareholders of LivaNova PLC on            , 2023.)
ARTICLE 1.
PURPOSE
The purpose of the Amended and Restated LivaNova PLC 2022 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of LivaNova PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), by linking the individual interests of the Employees to those of Company shareholders and by providing Employees with an incentive for outstanding performance to generate superior returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
ARTICLE 2.
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1   “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 11. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.
2.2   “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.
2.3   “Applicable Law” shall mean any applicable law, including without limitation: (a) the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign, applicable in England and Wales, the United States or any other jurisdiction; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.4   “Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or SAR Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or SAR Term, as applicable).
2.5   “Award” shall mean an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.
2.6   “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.
2.7   “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.2.

2.8   “Board” shall mean the Board of Directors of the Company.
2.9   “Change in Control” shall mean:
(a)
a Sale; or

(b)
a Takeover.

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred, the date of the occurrence of such Change in Control and any incidental matters relating thereto.
To the extent that any amount payable under the Plan constitutes non-exempt “deferred compensation” for purposes of Section 409A and would otherwise be payable or distributable under the Plan by reason of the occurrence of a Change in Control, such amount or benefit will not be payable or distributable to any Participant who is subject to Section 409A by reason of such Change in Control unless the circumstances giving rise to such Change in Control constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5). If this provision prevents the payment or distribution of any amount, such payment or distribution shall be made on the next earliest payment or distribution date or event specified in the Plan that is permissible under Section 409A.
2.10   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.
2.11   “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee of the Board described in Article 11 hereof.
2.12   “Company” shall have the meaning set forth in Article 1.
2.13   “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary.
2.14   “Control” shall have the meaning given in section 995(2) of the Income Tax Act 2007, unless otherwise specified.
2.15   “Director” shall mean a member of the Board, as constituted from time to time.
2.16   “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.
2.17   “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.18   “Effective Date” shall mean the date on which the Plan is approved by the shareholders of the Company.
2.19   “Eligible Individual” shall mean any person who is an Employee, as determined by the Administrator. For the avoidance of doubt, no person who is a Consultant or a Non-Employee Director can qualify as an Eligible Individual under the Plan.
2.20   “Employee” shall mean any person who is an employee of the Company or of any Subsidiary, including any employee who is also a director or officeholder of the Company or of any Subsidiary.
2.21   “Employer” shall have the meaning set forth in Section 10.2.
2.22   “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its shareholders, such as a dividend in specie, sub-division of shares, consolidation of shares, spin-off or demerger, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of the Shares (or other securities) and causes a change in the per-share value of the Shares underlying outstanding Awards.

2.23   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.24   “Expiration Date” shall have the meaning given to such term in Section 12.1(c).
2.25   “Fair Market Value” shall mean, as of any given date, the closing sales price for a Share as quoted on the Nasdaq Global Select Market for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.
2.26   “Greater Than 10% Shareholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).
2.27   “Holder” shall mean a person who has been granted an Award.
2.28   “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.
2.29   “Non-Employee Director” shall mean a Director of the Company who is not an Employee.
2.30   “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.
2.31   “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option.
2.32   “Option Term” shall have the meaning set forth in Section 5.4.
2.33   “Organizational Documents” shall mean, collectively: (a) the Company’s memorandum and articles of association; and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee.
2.34   “Other Stock or Cash Based Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units, stock payments and performance awards.
2.35   “Performance Criteria” shall mean the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:
(a)   The Performance Criteria that shall be used to establish Performance Goals include without limitation: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit (either before or after taxes); (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital (or invested capital) and cost of capital; (ix) return on shareholders’ equity; (x) total shareholder return or total shareholder return relative to peers; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs, reductions in costs and cost control measures; (xiv) expenses; (xv) working capital; (xvi) earnings or loss per share; (xvii) adjusted earnings or loss per share; (xviii) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xix) regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product); (xx) implementation or completion of critical projects or study milestones; (xxi) market share; (xxii) economic value; (xxiii) productivity; (xxiv) operating efficiency; (xxv) economic value-added; (xxvi) cash flow return on capital; (xxvii) return on net assets; (xxviii); funds from operations; (xxix) funds available for distributions; (xxx) sales and sales unit volume; (xxxi) licensing revenue; (xxxii) brand recognition and acceptance; (xxxiii) inventory turns or cycle time; (xxxiv) market penetration and geographic business expansion; (xxxv) customer satisfaction/ growth; (xxxvi) customer service; (xxxvi) employee satisfaction; (xxxvii) recruitment and maintenance of personnel; (xxxviii) human resources management; (xxxix) supervision of litigation and other legal matters; (xl) strategic partnerships and transactions; (xli) financial ratios (including those measuring liquidity, activity, profitability or leverage); (xlii) new or existing store results and operations and new store openings; (xliii) supply chain achievements; (xliv) debt levels or reductions; (xlv) sales-related goals; (xlvi) financing and other capital raising transactions; (xlvii) year-end cash; (xlviii) acquisition activity; (xlix) investment sourcing activity; (l) marketing initiatives, (li) environmental, social or governance metrics, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.
(b)   The Administrator, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in Applicable Accounting Standards; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any dividend in specie, sub-division of shares, consolidation of shares, or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items attributable to expenses incurred in connection with a reduction in force initiative; (xx) items relating to foreign exchange or currency transactions and/or fluctuations; or (xxi) items relating to any other unusual or nonrecurring events or changes in Applicable Law, Applicable Accounting Standards or business conditions.
2.36   “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.
2.37   “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, vesting of, and/or the payment in respect of, an Award.
2.38   “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.
2.39   “Plan” shall have the meaning set forth in Article 1.
2.40   “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.41   “Restricted Stock” shall mean Shares awarded under Article 7 that are subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
2.42   “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.
2.43   “Sale” shall mean the sale of all or substantially all of the assets of the Company.
2.44   “SAR Term” shall have the meaning set forth in Section 5.4.
2.45   “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.
2.46   “Securities Act” shall mean the Securities Act of 1933, as amended.
2.47   “Shares” shall mean ordinary shares in the capital of the Company.
2.48   “Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount (in cash or Shares, at the discretion of the Administrator) determined by multiplying the difference obtained by subtracting the exercise price per share of such Award from the Fair Market Value on the date of exercise of such Award by the number of Shares with respect to which such Award shall have been exercised, subject to any caps or limitations the Administrator may impose.
2.49   “Subsidiary” shall mean a company that is a subsidiary of the Company within the meaning of Section 1159 of the Companies Act 2006.
2.50   “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
2.51   “Takeover” shall mean if any person (or a group of persons acting in concert) (the “Acquiring Person”):
(a)   obtains Control of the Company as the result of making a general offer to:
(i)   acquire all of the issued ordinary share capital of the Company, which is made on a condition that, if it is satisfied, the Acquiring Person will have Control of the Company; or
(ii)   acquire all of the shares in the Company which are of the same class as the Shares; or
(b)   obtains Control of the Company as a result of a compromise or arrangement sanctioned by a court under Section 899 of the Companies Act 2006, or sanctioned under any other similar law of another jurisdiction; or
(c)   becomes bound or entitled under Sections 979 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Shares; or
(d)   obtains Control of the Company in any other way.
2.52   “Tax Liability” shall have the meaning set forth in Section 10.2(a).
2.53   “Termination of Service” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, dismissal, agreement, redundancy, death, disability, ill- health, injury or retirement; for the avoidance of doubt including a termination of an employee- employer relationship simultaneously with the commencement of a Non-Employee Director, Consultant or other non-employee service provider relationship with the Company or any Subsidiary, but excluding a termination of an employee-employer relationship simultaneously with the commencement of another employee-employer relationship with the Company or any Subsidiary.
The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge or dismissal for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Termination of Service shall be deemed to occur in the event that: (i) the Subsidiary employing such Holder ceases to remain a Subsidiary; or (ii) there is a transfer by the Subsidiary employing such Holder of the undertaking, or part of the undertaking, in which the Holder works to a person which is not a Subsidiary and such transfer involves an automatic transfer of the Holder’s employment to such person by operation of Applicable Law, in each case as a result of any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
ARTICLE 3.
SHARES SUBJECT TO THE PLAN
3.1   Number of Shares.
(a)   Subject to Sections 3.1(b) and 12.2, the maximum aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is: (i) 2,250,000 Shares pursuant to Options or Stock Appreciation Rights; and (ii) 1,500,000 Shares pursuant to Awards other than Options or Stock Appreciation Rights. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.
(b)   If any Shares subject to an Award are forfeited, if any Award or any portion of an Award lapses or expires (including the unvested portion of any Award granted subject to Performance Goals, which fails to achieve its Performance Goals in full), if any Shares subject to an Award are converted to shares of another Person in connection with a Takeover, Sale, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or if any Award is settled for cash (in whole or in part) (including Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder), the Shares subject to such Award shall, to the extent of such forfeiture, lapse, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to any Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the settlement of the Stock Appreciation Right in Shares upon exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of shares of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre- existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.
3.2   Limitation on Number of Shares Subject to Awards.   Notwithstanding any provision in the Plan to the contrary, and subject to Section 12.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 1,250,000 and the maximum aggregate amount that may be paid in cash to any one person during any calendar year with respect to one or more Awards payable in cash shall be $12,500,000.
ARTICLE 4.
GRANTING OF AWARDS
4.1   Participation.   The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual or other Person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other Person shall participate in the Plan.
4.2   Award Agreement.   Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
4.3   Limitations Applicable to Section 16 Persons.   Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
4.4   No Right to Continued Employment.   Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge or dismiss any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change any Holder’s terms and conditions of employment, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary.
4.5   Foreign Holders.   Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such sub-plans and/or modifications shall increase the share limitation contained in Section 3.1 or the Award Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
ARTICLE 5.
GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS
5.1   Granting of Options and Stock Appreciation Rights to Eligible Individuals.   The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.
5.2   Qualification of Incentive Stock Options.   The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Shareholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other Person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option. Subject to Sections 3.1(b) and 12.2, the aggregate number of Shares which may be issued or transferred pursuant to Incentive Stock Options under the Plan is 2,250,000.
5.3   Option and Stock Appreciation Right Exercise Price.   The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Shareholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the

Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.
5.4   Option and SAR Term.   The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than a Greater Than 10% Shareholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Shareholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company’s rights under Section 10.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Sections 10.7 and 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.
5.5   Option and SAR Vesting.
(a)   The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement, but shall in all cases be a period of at least 12 months from the Grant Date; provided, that up to a maximum of five percent (5%) of the maximum aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 may be issued pursuant to Awards granted under the Plan without regard for any limitations or other requirements for vesting or transferability under the Plan. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option, (a) no portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (b) the portion of an Option that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service.
(b)   The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement, but shall in all cases be a period of at least 12 months from the Grant Date; provided, that up to a maximum of five percent (5%) of the maximum aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 may be issued pursuant to Awards granted under the Plan without regard for any limitations or other requirements for vesting or transferability under the Plan. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Stock Appreciation Right, (a) no portion of a Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (b) the portion of a Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service.
5.6   Substitution of Stock Appreciation Rights; Early Exercise of Options.   The Administrator may provide in the applicable Program or Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining term as the substituted Option. The Administrator may provide in the terms of an Award Agreement that the Holder may exercise an Option in whole or in part prior to the full vesting of the Option in exchange for unvested Restricted Stock with respect to any unvested portion of the Option so exercised. Restricted Stock acquired upon the exercise of any unvested portion of an Option shall be subject to such terms and conditions as the Administrator shall determine.

ARTICLE 6.
EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS
6.1   Exercise and Payment.   An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.
6.2   Manner of Exercise.   Except as set forth in Section 6.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the share plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a)   A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;
(b)   Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law;
(c)   In the event that the Option or Stock Appreciation Right shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and
(d)   Full payment (which term shall include an arrangement for full payment having been made) of any Tax Liability arising on exercise (or partial exercise) of the Option or Stock Appreciation Right (or in respect of the issue of Shares pursuant to such exercise (or partial exercise)), and, in the case of an Option, full payment of the exercise price, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2.
6.3   Expiration of Option Term or SAR Term: Automatic Exercise of In-The-Money Options and Stock Appreciation Rights.   Unless otherwise provided by the Administrator in an Award Agreement or otherwise or as otherwise directed by an Option or Stock Appreciation Rights Holder in writing to the Company, each vested and exercisable Option and Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Option or Stock Appreciation Rights Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 10.1(b) or 10.1(c) and the Company or any Subsidiary shall be entitled to deduct or withhold an amount sufficient to satisfy any Tax Liability associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 6.3 shall not apply to an Option or Stock Appreciation Right if the Holder of such Option or Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option or Stock Appreciation Right with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 6.3.
6.4   Notification Regarding Disposition.   The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within: (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder; or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.
ARTICLE 7.
AWARD OF RESTRICTED STOCK
7.1   Award of Restricted Stock.   The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.
7.2   Rights as Shareholders.   Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a shareholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.3. In addition, with respect to a share of Restricted Stock, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.
7.3   Restrictions.   All Restricted Stock (including any shares received by Holders thereof with respect to Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement, but the vesting period shall in all cases be a period of at least 12 months from the Grant Date; provided, up to a maximum of five percent (5%) of the maximum aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 may be issued pursuant to Awards granted under the Plan without regard for any limitations or other requirements for vesting or transferability under the Plan. By action taken after the Restricted Stock is issued, in the event of a Holder’s Termination of Service due to:
(a)   death or disability, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement; or
(b)   retirement, the Administrator may, on such terms and conditions as it may determine to be appropriate, determine that such Restricted Stock shall continue to vest on the date(s) set out, and remain subject to such restrictions as are provided, in the applicable Program or Award Agreement.
7.4   Repurchase or Forfeiture of Restricted Stock.   Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company or a person nominated by the Company without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company or a person nominated by the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per Share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, the

Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that in the event of a Holder’s Termination of Service due to:
(a)   death or disability, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase; or
(b)   retirement, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, but shall continue to vest on the date(s) set out, and remain subject to such restrictions as are provided, in the applicable Program or Award Agreement.
7.5   Section 83(b) Election.   If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.
ARTICLE 8.
AWARD OF RESTRICTED STOCK UNITS
8.1   Grant of Restricted Stock Units.   The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.
8.2   Term.   Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.
8.3   Purchase Price.   The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.
8.4   Vesting of Restricted Stock Units.   At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and non-forfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator, but the vesting period shall in all cases be a period of at least 12 months from the Grant Date; provided, up to a maximum of five percent (5%) of the maximum aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 may be issued pursuant to Awards granted under the Plan without regard for any limitations or other requirements for vesting or transferability under the Plan.
8.5   Maturity and Payment.   At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, and subject to the achievement in full of any applicable Performance Goals during any applicable Performance Period, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Shares as determined by the Administrator.
8.6   Settlement after Termination of Service.   An Award of Restricted Stock Units shall only be settled (whether by a distribution of Shares or a payment in cash) while the Holder is an Employee; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award:
(a)   may be settled subsequent to a Termination of Service in the event of a Holder’s Termination of Service due to death or disability; or
(b)   may continue to vest on the date(s) set out, and remain subject to such restrictions as are provided, in the applicable Program or Award Agreement.
ARTICLE 9.
AWARD OF OTHER STOCK OR CASH BASED AWARDS AND DIVIDEND EQUIVALENTS
9.1   Other Stock or Cash Based Awards.   The Administrator is authorized to grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, performance goals, including the Performance Criteria, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement, but the vesting period shall in all cases be a period of at least 12 months from the Grant Date; provided, up to a maximum of five percent (5%) of the maximum aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 may be issued pursuant to Awards granted under the Plan without regard for any limitations or other requirements for vesting or transferability under the Plan. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.
9.2   Dividend Equivalents.   Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Shares, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the Award vests. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.
ARTICLE 10.
ADDITIONAL TERMS OF AWARDS
10.1   Payment.   The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation:
(a)   cash or check;
(b)   Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required;
(c)   delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale;
(d)   other form of legal consideration acceptable to the Administrator in its sole discretion; or
(e)   any combination of the above permitted forms of payment.
Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
10.2   Responsibility for Taxes and Tax Withholding.
(a)   As a condition of the grant, vesting and/or exercise of any Award (or any Substitute Award) granted to a Holder, the ultimate liability for all income tax, National Insurance contributions and any other social security contributions (including employer’s National Insurance contributions or other employer’s social security contributions to the extent such amounts may be lawfully recovered from the relevant Holder, unless the Company or (if different) the Holder’s employer (the “Employer”) decides not to pursue such recovery at its absolute discretion), or any other relevant taxes (including, but not limited, to any federal, state, local or foreign taxes) or tax related items (or any equivalent or similar taxes, contributions or other relevant tax-related items in any relevant jurisdiction) or required deductions, withholdings or payments legally applicable to the relevant Holder related to: (i) the grant, vesting or exercise of or any benefit derived from an Award (or any Substitute Award); (ii) the transfer or issue of Shares or cash to a Holder on satisfaction of an Award (or any Substitute Award); (iii) any restrictions applicable to Shares held by a Holder ceasing to apply to those Shares; (iv) the disposal of any Shares by or on behalf of a Holder; or (v) participation in the Plan (any, a “Tax Liability”) is and remains the responsibility of the relevant Holder and may exceed the amount actually withheld by the Company or (if different) the Employer. For the avoidance of doubt, any references to National Insurance contributions or NICs in the Plan shall be deemed to include a reference to the United Kingdom tax known as the health and social care levy.
(b)   The Company or any Subsidiary (including the Employer, if applicable) shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy any Tax Liability required by law to be withheld or otherwise arising with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award.
(c)   The Holder irrevocably agrees to pay to the Company or (if different) the Employer the amount of any Tax Liability or enter into arrangements to the satisfaction of the Company or the Employer (as appropriate) for payment of any Tax Liability that the Company, Subsidiary or the Employer is required or authorized, or reasonably believes it is required or authorized, to withhold, pay, or account for, including (but not limited) by way of (i) cash of or check for the relevant amount paid or made payable, as applicable, to the Company or the Employer (or other relevant Subsidiary) with respect to which the relevant Tax Liability arises; (ii) withholding from the Holder’s wages or other compensation paid to the Holder by the Company or the Employer (or any other relevant Subsidiary), including (for the avoidance of doubt) any payment due to Participant pursuant to the relevant Award, (iii) withholding from proceeds of the sale of Shares acquired on satisfaction of an Award either through a voluntary sale or through a mandatory sale arranged by the Company (on the Holder’s behalf pursuant to this authorization) without further consent, (iv) withholding Shares that would otherwise be issued upon satisfaction of an

Award or (v) in any combination of the foregoing or such other method as determined by the Company or the Administrator.
(d)   The Holder will indemnify and keep indemnified the Company and any relevant Subsidiary (including the Employer, if applicable) from and against any liability for or obligation to pay any Tax Liability, regardless of any action taken by the Company or any Subsidiary (including the Employer, if applicable). Neither the Company nor any Subsidiary (including the Employer, if applicable) makes any representation or undertaking regarding the treatment of any Tax Liability in connection with the grant, vesting, exercise or payment of any Award (or any Substitute Award), any subsequent disposal of Shares or the receipt of any dividend. Neither the Company nor any Subsidiary (including the Employer, if applicable) commits to or is under any obligation to structure any Award (or any Substitute Award) to reduce or eliminate any Tax Liability or to achieve any particular tax result.
10.3   Transferability of Awards.
(a)   Except as otherwise provided in Sections 10.3(b) and 10.3(c):
(i)   No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) other than in respect of an Incentive Stock Option, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;
(ii)   No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and
(iii)   During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless (other than in respect of an Incentive Stock Option) it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the Applicable Laws of descent and distribution.
(b)   Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Holder); and (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 10.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.
(c)   Notwithstanding Section 10.3(a), a Holder may, if permitted, and in the manner determined, by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state or jurisdiction, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.
10.4   Conditions to Issuance of Shares.
(a)   The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.
(b)   All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).
(c)   The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.
(d)   No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.
(e)   The Company, in its sole discretion, may (i) retain physical possession of any share certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the share certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock transfer form, endorsed in blank, relating to such Shares.
(f)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or share plan administrator).

10.5   Malus and Claw-Back Provisions.   All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the terms of Applicable Law, regulation and governance codes that regulate or govern executive remuneration and compensation from time to time and the provisions of any malus or claw-back policy implemented by the Company, including, without limitation, the LivaNova Compensation Recoupment Policy and any malus or claw- back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such malus or claw-back policy and/or in the applicable Award Agreement.
10.6   Prohibition on Repricing.   Subject to Section 12.2, the Administrator shall not, without the approval of the shareholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 10.6, except in connection with a corporate transaction involving the Company (including, without limitation, any dividend in specie, sub-division of shares, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or to cancel outstanding Options or Stock Appreciation Rights in exchange for cash or other Awards with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the shareholders of the Company.
10.7   Amendment of Awards.   Subject to Applicable Law, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Holder’s consent to such action shall be required unless (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2 or 12.9).
10.8   Data Protection.   The Holder acknowledges and understands that the Company or a Subsidiary (including the Holder’s employer), as applicable, shall process personal information about the Holder for the purpose of managing and administering the Plan and the Awards, as described in the relevant Award Agreement and subject to Applicable Law.
ARTICLE 11.
ADMINISTRATION
11.1   Administrator.   The Committee shall administer the Plan (except as otherwise permitted herein). To the extent necessary to comply with Rule 16b-3 of the Exchange Act, the Committee shall take all action with respect to such Awards, and the individuals taking such action shall consist solely of two or more Non-Employee Directors, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under Nasdaq Rule 5605(d)(2) or any successor rule. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law,
(a)   appointment of Committee members shall be effective upon acceptance of appointment,
(b)   Committee members may resign at any time by delivering written or electronic notice to the Board and (c) vacancies in the Committee may only be filled by the Board.

11.2   Duties and Powers of Administrator.   It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Sections 10.5, 10.7 or 12.9. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Nasdaq Rule 5605(d) or any successor rule are required to be determined in the sole discretion of the Committee.
11.3   Action by the Administrator.   Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any director, officer or employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
11.4   Authority of Administrator.   Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:
(a)   Designate Eligible Individuals to receive Awards;
(b)   Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);
(c)   Determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;
(e)   Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f)   Prescribe the form of each Award Agreement, which need not be identical for each Holder;
(g)   Decide all other matters that must be determined in connection with an Award;
(h)   Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;
(i)   Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;
(j)   Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan;

(k)   Permit any Award or portion thereof to continue to vest on the date(s) set out in the applicable Program or Award Agreement in the event of a Holder’s Termination of Service due to retirement, subject to whatever terms and conditions it selects; and
(l)   Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof in the event of a Holder’s Termination of Service due to death or disability, subject to whatever terms and conditions it selects and Section 12.2.
11.5   Decisions Binding.   The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all Persons.
11.6   Delegation of Authority.   The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11 provided, however, that in no event shall a member of the Board or an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by: (a) such individual; (b) any other individual to whom authority to grant or amend Awards has been delegated hereunder; or (c) any individual who is subject to Section 16 of the Exchange Act; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.
ARTICLE 12.
MISCELLANEOUS PROVISIONS
12.1   Amendment, Suspension or Termination of the Plan.
(a)   Except as otherwise provided in Section 12.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Sections 10.5, 10.7 or 12.9, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.
(b)   Notwithstanding Section 12.1(a), the Board may not, except as provided in Section 12.2, take any of the following actions without approval of the Company’s shareholders: (i) increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan or the Award Limit, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 10.6, (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6, or (iv) any other action that may require approval of the Company’s shareholders under Applicable Law.
(c)   No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after April 20, 2032 (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement.

12.2   Changes in Shares or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
(a)   In the event of any dividend in specie, sub-division of shares, combination or exchange of shares, merger, consolidation of shares or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company, or the share price of the Company’s shares, other than an Equity Restructuring, the Administrator will make equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan and adjustments of the Award Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.
(b)   In the event of any transaction or event described in Section 12.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:
(i)   To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment);
(ii)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;
(iii)   To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;
(iv)   To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;
(v)   To replace such Award with other rights or property selected by the Administrator; and/or
(vi)   To provide that the Award cannot vest, be exercised or become payable after such event.
(c)   In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b):
(i)   The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 12.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or
(ii)   The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan and adjustments of the Award Limit).
(d)   Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to this Section 12.2, (A) such Award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such Award subject to performance-based vesting shall be subject to the terms and conditions of the applicable Award Agreement and, in the absence of applicable terms and conditions, the Administrator’s discretion.
(e)   In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award (other than any portion subject to performance-based vesting), the Administrator may cause (i) any or all of such Award (or portion thereof) to terminate in exchange for cash, rights or other property pursuant to Section 12.2(b)(i) or (ii) any or all of such Award (or portion thereof) to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Award to lapse. If any such Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the expiration of such period.
(f)   For the purposes of this Section 12.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether in shares, cash, or other securities or property) received in the Change in Control by holders of the Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely shares of the successor (or acquiring) corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely shares of the successor (or acquiring) corporation or its parent equal in fair market value to the per-share consideration received by holders of the Shares in the Change in Control; and provided, further, an Award that vests, is earned or paid-out based upon achievement of Performance Goals will not be considered assumed if such Performance Goals are modified without the Holder’s consent in a manner that could reasonably be expected to have a material adverse impact on the Holder, although a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
(g)   The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.
(h)   Unless otherwise determined by the Administrator, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent it would (i) cause the Plan to violate Section 422(b)(1) of the Code, (ii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (iii) cause an Award to fail to be exempt from or comply with Section 409A.

(i)   The existence of the Plan, any Program, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of shares or of options, warrants or rights to purchase shares or of bonds, debentures, or preference shares whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(j)   In the event of any pending dividend in specie, sub-division of shares, combination or exchange of shares, merger, consolidation of shares, or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Shares or the share price of the Shares including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.
12.3   No Shareholders Rights.   Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.
12.4   Paperless Administration.   In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.
12.5   Effect of Plan upon Other Compensation Plans.   The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors, Non-Employee Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, shares or assets of any corporation, partnership, limited liability company, firm or association.
12.6   Compliance with Laws.   The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.
12.7   Titles and Headings, References to Sections of Applicable Law.   The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act or any other Applicable Law shall include any amendment or successor thereto.

12.8   Governing Law.   The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.
12.9   Section 409A.   To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.9 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.
12.10   Unfunded Status of Awards.   The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.
12.11   Indemnification.   To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
12.12   Relationship to other Benefits.   No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
12.13   Expenses.   The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

APPENDIX A
Appendix of Additional Terms and Conditions for Holders
who are Canadian Holders (as defined below)
PURPOSE AND APPLICATION
Pursuant to Section 4.5 of the Plan, the Administrator may, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, modify the terms and conditions of any Award granted to Eligible Individuals to comply with Applicable Law, and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.
This Appendix (“Appendix A”), which is part of the Plan, contains the additional “terms and conditions” of the Plan, any Program, and the Award Agreements that will apply to a Holder if:
(a)   at the time the Holder receives a grant of an Award under the Plan, such Holder performs some or all of the duties of the Holder’s engagement with the Company (or any Subsidiary) in Canada (other than where such performance in Canada is not significant in scope and is incidental to duties performed by the relevant Holder outside Canada); or
(b)   after the receipt by the Holder of a grant of an Award under the Plan, such Holder commences performing some or all of the duties of the Holder’s engagement with the Company (or any Subsidiary) in Canada (other than where such performance in Canada is not significant in scope and is incidental to duties performed by the relevant Holder outside Canada, in which case the additional terms and conditions of this Appendix A shall be deemed to apply from the date on which the relevant Award was granted), in each case such a Holder being a “Canadian Holder”.
In the event of a conflict between the terms of the Plan, any applicable Program or an Award Agreement and the terms of this Appendix A with respect to a Canadian Holder, the terms of this Appendix A shall govern. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan, any applicable Program or the Award Agreements.
ADDITIONAL TERMS OF AWARDS
1.   Transferability of Awards
In Section 10.3(c) of the Plan, all references to a Holder being “married” and/or the Holder’s “spouse” shall be read as including references to a Holder being in a common law or civil partnership and/or being a spouse, and all references to a Holder’s “spouse” shall be read as including references to a Holder’s civil or common law partner as well as being married.
2.   Relationship to other Benefits
The following supplements Section 12.12 of the Plan:
(a)   The Plan shall not form part of any contract of employment between any Canadian Holder and his or her Employer.
(b)   No Canadian Holder shall have any right to compensation or damages from the Company, any Subsidiary or the Administrator or any of their respective affiliates on account of any loss of any right to vest or the lapsing, cancellation or forfeiture of any Award under the Plan, where such loss arises (or is claimed to arise) in whole or in part from (i) the termination of such Canadian Holder’s employment by, or (ii) notice to terminate such Canadian Holder’s employment given by or to, the Company or any Subsidiary, subject only to the minimum entitlements under the Applicable Laws, including the applicable employment standards legislation.
3.   Miscellaneous
The parties acknowledge having requested that the present Agreement and all related documents be drafted in English only. Les parties reconnaissent avoir demandé que le présent contrat et les documents joints soient rédigés en anglais seulement.

APPENDIX B
Appendix of Additional Terms and Conditions for Holders
who are French Holders (as defined below)
The Administrator has adopted this French sub-plan (the “French Sub-Plan”) pursuant to the powers granted to the Administrator in Section 4.5 of the Plan (as it may be amended or restated from time to time), subject to the approval of the shareholders of the Company which was received on June 13, 2022. This French Sub-Plan provides additional definitions and conditions that will apply to the operation of the Plan with respect to Restricted Stock Units granted to a French Holder in the employ of a French Subsidiary (as defined below).
The primary purpose of the French Sub-Plan is to amend those provisions of the Plan which are required to be amended in order for Awards of Restricted Stock Units made under the Plan, to comply with French tax, social and corporate rules, applicable to shares granted for no consideration under Sections L. 225- 197-1 to L. 225-197-6 of the French Commercial Code, as amended, in order to allow the French Holder to benefit from the related favorable tax and social regime as set out in particular in 80 quaterdecies of the French Tax Code and L. 242 1 of the French Social Security Code; provided, however, that, nothing in the French Sub-Plan shall be construed as a guarantee or an undertaking by the Company, or any of its French Subsidiaries that such regime will effectively apply. In particular, the Company reserves the right to take actions that may subsequently result in the disqualification of the Restricted Stock Units granted under the French Sub-Plan for French tax and/or social security purposes.
The additional terms and conditions provided for by the French Sub-Plan are specific to the French Holders in the employ of a French Subsidiary only and do not affect the rights afforded to any other individual granted Restricted Stock Units or any other award under the Plan. The additional terms and conditions provided for by the French Sub-Plan also do not affect the terms of the Plan for purposes of compliance with US laws (including, without limitation, tax and securities laws).
Capitalized terms not specifically defined herein shall have the meanings specified in the Plan. In addition, the following terms shall have the meanings set forth below:
“Fair Market Value” shall mean, as of any given date, the opening sales price for a Share as quoted on the Nasdaq Global Select Market for such date or, if there is no opening sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.
“French Holder” shall mean an Eligible Individual who has been granted Restricted Stock Units pursuant to the Plan as amended by the French Sub-Plan.
“French Subsidiary” shall mean a company incorporated according to the laws of France in which the Company holds, directly or indirectly, at least 10% of the share capital or the voting rights.
“Grant Date” shall mean the date on which the Administrator (i) makes the determination granting the Restricted Stock Units to an Eligible Individual, and (ii) determines the number of Restricted Stock Units granted to such Eligible Individual and (iii) determines the consideration to be paid, if any.
The provisions of this French Sub-Plan form an integral part of the Plan and each Restricted Stock Unit granted to an Eligible Individual in the employ of a French Subsidiary shall be governed by the provisions of this French Sub-Plan (unless provided otherwise in the Award Agreement). In the event of any inconsistency between the Plan and the French Sub-Plan, the terms of the French Sub-Plan shall control; provided, however, that French Holders may not obtain rights or benefits under the French Sub-Plan if not entitled to such rights or benefits pursuant to the provisions of the Plan.

Notwithstanding any other provisions of the Plan, only Restricted Stock Units as provided under article 8 of the Plan may be granted under the French Sub-Plan to Eligible Individuals resident in France as follows:
1.
Eligible Individual

Any person employed by a French Subsidiary under the terms of a written or oral employment agreement, resident and providing services in France who might be granted Restricted Stock Units under French law and who would be subject to taxation in France with respect to income derived from such grants is an Eligible Individual for the purpose of this French Sub-Plan, provided that this person does not own, on the Grant Date and/or will not own as a result of the delivery of the Shares derived from the Restricted Stock Units, shares representing more than 10% of the issued share capital of the Company. Compliance with this 10% threshold will be analyzed on the Grant Date.
2.
Number of Restricted Stock Units

The total number of Restricted Stock Units granted under the French Sub-Plan is subject to the Plan limits and, in no event, may exceed 10% of the Company’s stock upon the Grant Date (when added together with other Restricted Stock Units granted by the Company under the Plan, but excluding Restricted Stock Units which have not vested at the end of the Acquisition Period and Shares underlying the Restricted Stock Units which are no longer subject to a Holding Period).
3.
Nature of grant

A grant of Restricted Stock Units under this French Sub-Plan is an irrevocable commitment of the Company for the benefit of the French Holder, subject to such French Holder’s compliance with the provisions of the Plan, the French Sub-Plan and any applicable vesting conditions.
4.
Consideration

The grant of Restricted Stock Units and the related delivery of Shares to a French Holder will be made for no consideration or, if consideration is required by the law governing the Plan or the company law to which the Company is subject, for a consideration that will not exceed 5% of the Fair Market Value of the Shares on the Grant Date.
5.
Vesting / Delivery of Shares

Restricted Stock Units may only be settled in Shares. Without prejudice to any additional vesting and/or delivery conditions that may be set by the Administrator and included in the Award Agreement, Shares delivered in settlement of the Restricted Stock Units cannot be delivered (the “Delivery Date”) to a French Holder prior to the expiration of a one year period (the “Acquisition Period”) from the Grant Date. The Shares shall be definitely vested at the end of the Acquisition Period or any longer vesting period provided in the Award Agreement and shall be delivered shortly thereafter. No forfeiture of the Shares can happen between the term of the Acquisition Period, or such longer vesting period provided in the Award Agreement, and the delivery (or the maturity or payment date) of the Shares.
In the event of the French Holder’s disability of the second or third category (as determined in accordance with Article L 341-4 of the French Social Security Code), the Restricted Stock Units shall immediately vest and the Administrator shall cause the accelerated delivery of the Shares promptly after such event. In addition, in the event of the French Holder’s death, the heirs may request in writing the delivery of the Shares within a six-month period following the French Holder’s death, and the Administrator shall cause such accelerated vesting and delivery promptly after the receipt of such request. Finally, the Administrator may substitute for any outstanding Restricted Stock Units an alternative award, upon the occurrence of the corporate transactions and under the conditions referred to under Article L 225-197-1, III of the French Commercial Code. Otherwise, the Restricted Stock Units may neither be assigned nor transferred in any way during the Acquisition Period.
Shares delivered in settlement of the Restricted Stock Units will be kept in book-entry registration.

6.
Transferability of Shares.

Shares delivered to the French Holder prior to the end of the second anniversary of the Grant Date cannot be transferred in any manner whatsoever by the French Holder for the period of time from the Delivery Date until after the expiry of the second anniversary of the Grant Date (the “Holding Period”), except:
(a)   in the case of death of the French Holder or in the event of the French Holder’s disability of the second or third category (as determined in accordance with Article L 341-4 of the French Social Security Code), or
(b)   in the event of the corporate transactions and under the conditions referred to under Article L 225- 197-1, III of the French Commercial Code (Code de commerce), subject to complying with the rollover mechanisms set forth therein.
The duration of the Holding Period, if any, shall be determined in the Award Agreement.
Even when transferability restrictions have lapsed, the Shares cannot be sold (i) during the thirty calendar day period preceding the announcement of an annual or intermediary financial report that the Company is required to publish and (iii) during the black-out periods provided under applicable law.
In the event that a French Holder does not comply with these requirements, such French Holder shall be liable for all consequences that the French Subsidiary may suffer as a result of such breach and undertakes to indemnify the French Subsidiary in respect of any amounts that may become payable by the French Subsidiary as a result of such breach.
Beneficiaries will not benefit from the payment in cash provided for by Section 8.5 of the Plan nor from the payment of Dividend Equivalents provided for by Section 9.2 of the Plan.
7.
Tax Withholding

Section 10.2 of the Plan will apply to Awards of Restricted stock Units; provided, however, that French Holders will not satisfy their obligations by having the Company withhold from the number of Shares distributable, if any, a number of Shares having an aggregate value equal to the amount of the required withholding tax. For the avoidance of doubt, any sale of Shares to satisfy the payment of any Tax Liability shall occur only after the expiration of the Holding Period.
8.
Adjustments provisions

The provisions of Section 12.2 of the Plan will apply to the Restricted Stock Units granted under this French Sub-Plan; provided, however, that the Administrator may in its sole discretion decide not to apply all or part of the provisions of Section 12.2 of the Plan to such Restricted Stock Units or to apply to such Restricted Stock Units different measures than those applied to other Restricted Stock Units granted pursuant to the Plan, in each case, in order to comply with French law requirements; provided, further, that, for the avoidance of doubt, the provisions of this Section 9 shall not be construed as an undertaking of the Company or the Administrator to apply the provisions of Section 12.2 in a way that would preserve the favorable tax and social regime as set out in particular in Articles 80 quaterdecies of the French Tax Code and L. 242 1 of the French Social Security Code.
9.
Amendment

Subject to the terms of the Plan, the Administrator reserves the right to amend or terminate this French Sub- Plan at any time.
10.
Other Terms

Without prejudice to the provisions of the Plan expressly or impliedly set aside or modified by this French Sub- Plan, Article 5, Article 6, Article 7 and Article 9 of the Plan and Sections 10.3(a)(iii), 10.6, 11.6 of the Plan will not apply to French Holders. Unless provided otherwise in this French Sub-Plan, the terms and conditions of the Plan shall remain unchanged.

11.
Language

Any Eligible Individual accepting an Award of Restricted Stock Units under this French Sub-Plan acknowledges in doing so that he or she is proficient in English and that he or she fully understands the terms and conditions thereof, as well as those of the Plan. L’Individu Eligible qui accepte une attribution gratuite d’actions reconnait qu’il ou elle maitrise l’anglais et qu’il ou elle comprend entièrement les termes et conditions du Sous Plan ainsi que ceux du Plan.

APPENDIX C
Appendix of Additional Terms and Conditions for Holders
who are German Holders (as defined below)
PURPOSE AND APPLICATION
Pursuant to Section 4.5 of the Plan, the Administrator may, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, modify the terms and conditions of any Award granted to Eligible Individuals to comply with Applicable Law, and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.
This Appendix (“Appendix D”), which is part of the Plan, contains the additional “terms and conditions” of the Plan, any Program, and the Award Agreements that will apply to a Holder if:
(a)   at the time the Holder receives a grant of an Award under the Plan, such Holder is resident in Germany for tax purposes or performs some or all of the duties of the Holder’s engagement with the Company (or any Subsidiary) in Germany (other where such performance in Germany is not significant in scope and is incidental to duties performed by the relevant Holder outside Germany); or
(b)   after the receipt by the Holder of a grant of an Award under the Plan, such Holder becomes resident in Germany for tax purposes, or commences performing some or all of the duties of the Holder’s engagement with a Subsidiary in Germany (other than where such performance in Germany is not significant in scope and is incidental to duties performed by the relevant Holder outside Germany), in which case the additional terms and conditions of this Appendix D shall be deemed to apply from the date on which the relevant Award was granted); or
(c)   in all other cases if a Holder is subject to tax in Germany with respect to any Award or grant, vesting, exercise or event or payment or otherwise in connection therewith, in each case such a Holder being a “German Holder”.
In the event of a conflict between the terms of the Plan, any applicable Program or an Award Agreement and the terms of this Appendix D with respect to a German Holder, the terms of this Appendix D shall govern. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan, any applicable Program or the Award Agreements.
ADDITIONAL TERMS OF AWARDS
1.   Taxation
The following supplements, but does not limit, Section 10.2 of the Plan:
(a)   The Holder irrevocably agrees to pay to the Company or (if different) the Employer the amount of any Tax Liability or enter into arrangements to the satisfaction of the Company or the Employer (as appropriate) for payment of any Tax Liability.
(b)   The Holder further irrevocably agrees to fully indemnify the Company and (if different) the Employer against any and all liabilities vis-à-vis the German tax authorities in connection with the grant, vesting, exercise of or otherwise in connection with an Award, the transfer or issue of Shares to such Holder on satisfaction of an Award, any restrictions applicable to Shares held by a Holder ceasing to apply to those Shares, the disposal of any Shares, the release or assignment of an Award for consideration, or the receipt of any other benefit in connection with an Award, including any secondary liability (Haftung) for taxes by the Employer or the Company and including any interest and penalties as well as reasonable costs and fees thereon, if any.
(c)   The Holder hereby undertakes and shall be responsible for notifying and reporting to the Company or (if different) the Employer any taxable benefits, payments or other taxable events for German tax purposes without undue delay upon the Holder becoming aware thereof, and in any event at the latest six weeks before accrual (Zufluss) to the Holder and moreover in any event in compliance with all applicable German tax provisions, rules, regulations and guidance issued by the German tax authorities. The Holder will obtain tax advice by own individual qualified German tax counsel to ensure compliance in connection with this undertaking also will also comply with any other reporting, notification and German tax filing obligation vis-à-vis the German tax authorities.
2.   Transferability of Awards
In Section 10.3(c) of the Plan, all references to a Holder being “married” shall be read as including references to a Holder being in a civil partnership, and all references to a Holder’s “spouse” shall be read as including references to a Holder’s civil partner.
3.   Grant by the Company
(a)   The Awards are granted to German Holders by the Administrator on behalf of the Company as part of a group-wide program and not on behalf of his or her Employer.
(b)   The Plan shall not form part of the employment relationship between any German Holder and his or her Employer.
(c)   The Awards granted to German Holders shall not form a part of the remuneration under the German Holder’s employment relationship with his or her Employer (including, without limitation, normal or expected wages, salary or any kind of fixed or variable components of remuneration).
(d)   As regards Other Stock or Cash Based Awards granted to a German Holder, the last sentence of Section 9.2 shall be deleted in its entirety and replaced with the following:
“Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, but not as part of the remuneration under the German Holder’s employment relationship with his or her Employer (in particular, not as: (i) a part of any kind of fixed or variable components of remuneration, any bonus, deferred bonus, deferred compensation or other arrangement; or (ii) a payment in lieu of compensation to which an German Holder is otherwise entitled under the German Holder’s employment relationship).”
(e)   In addition to Section 12.12, any income recognized by the German Holder as a result of any Award will not be included in the formula for calculating benefits under the German Holder’s employment relationship or any retirement, disability or any other benefit plan or any other plan (including, but not limited to, any social plan, as well as any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, holiday pay, long-service awards, pension or retirement benefits or similar payments, or any post-contractual non-compete compensation, if any) provided by, or otherwise applicable under the German Holder’s employment relationship with, his or her Employer.
(f)   No German Holder shall have any right to compensation or damages from the Company, any Subsidiary (including his or her Employer) or the Administrator or any of their respective affiliates on account of any loss of any right to vest or the lapsing, cancellation or forfeiture of any Award under the Plan, where such loss arises (or is claimed to arise) in whole or in part from: (i) the termination of such German Holder’s employment by; or (ii) notice to terminate such German Holder’s employment given by or to, his or her Employer. For the avoidance of doubt, any rights of a German Holder against his or her Employer under German law in connection with an unfair dismissal remain unaffected.
4.   Language
(a)   Before any Award is granted to any German Holder, the relevant German Holder, when accepting the Award, shall acknowledge in doing so that he or she is proficient in English (or thought appropriate advice) and that he or she fully understands the terms and conditions thereof, as well as those of the Plan.
(b)   The German Holder shall not have any entitlement against the Company, any Subsidiary (including his or her Employer) or the Administrator or any of their respective affiliates to be provided with a version of the Award, the Plan or any other documents related thereto in the German language.

Any costs, fees or expenses incurred by a German Holder in connection with the delivery of any Award, the Plan and any other documents related thereto in the English language shall be solely borne by the German Holder. For the avoidance of doubt, any such costs, fees or expenses shall not be considered as expenses of administering the Plan; Section 12.13 shall be interpreted and construed accordingly.

APPENDIX D
Appendix of Additional Terms and Conditions for Holders
who are Singapore Holders (as defined below)
PURPOSE AND APPLICATION
Pursuant to Section 4.5 of the Plan, the Administrator may, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, modify the terms and conditions of any Award granted to Eligible Individuals to comply with Applicable Law, and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.
This Appendix (“Appendix E”), which is part of the Plan, contains the additional “terms and conditions” of the Plan, any Program, and the Award Agreements that will apply to a Holder who is resident in the Republic of Singapore, and an Employees of a company incorporated according to Singapore law, which is controlled by the Company either directly or indirectly (a “Singapore Subsidiary”) (a “Singapore Holder”).
The purpose of this Appendix is to establish certain rules and limitations applicable to the allotment, acceptance and exercise and settlement of Awards and to any Shares that may be allotted in connection with Awards under the Plan from time to time, in compliance with securities and other applicable laws currently in force. Except as otherwise provided by this Appendix, and/or by any Singaporean mandatory provision regarding employment, central provident fund matters, personal capacity/disability, succession (inheritance) applicable to the Singapore Holders, all Awards granted pursuant to this Appendix and the relevant Shares shall be governed by the terms of the Plan, save as otherwise set out in this Appendix.
The Plan and this Appendix shall be read together. In any case of any inconsistency between the provisions of this Appendix and the Plan, the provisions of the Plan shall govern unless expressly stated otherwise in this Appendix.
Any capitalized term not specifically defined in this Appendix shall be construed according to the definition or interpretation given to it in the Plan.
1.   Eligibility
All Singapore Holders are eligible to be awarded Awards under the Plan, if they are employed by a Singapore Subsidiary and meet the conditions set out in the Plan. The personal capacity to be an Eligible Employee shall be constructed and determined in accordance with Singapore law.
Any Eligible Employee resident in the Republic of Singapore must qualify as a “Qualifying Person” in accordance with Section 273(1)(i) and 273(4) of the Securities and Futures Act 2001 of Singapore.
2.   Events related to the Employment Relationship
The provisions applicable in case of Termination of Service, disability, inability to work and inheritance rights shall be constructed and regulated in accordance with Singapore law.
3.   Restrictions on Transfer
Eligible Employees resident in the Republic of Singapore are not permitted to transfer:
(a)   any Awards until a period of at least 6 months has elapsed from the Grant Date; or
(b)   any Shares received upon the exercise or settlement of any Award until a period of at least 6 months has elapsed from the date the Shares are issued or transferred to them.

APPENDIX E
Appendix of Additional Terms and Conditions for Holders
who are United Kingdom Holders (as defined below)
PURPOSE AND APPLICATION
Pursuant to Section 4.5 of the Plan, the Administrator may, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, modify the terms and conditions of any Award granted to Eligible Individuals to comply with Applicable Law, and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.
This Appendix (“Appendix F”), which is part of the Plan, contains the additional “terms and conditions” of the Plan, any Program, and the Award Agreements that will apply to a Holder if:
(a)   at the time the Holder receives a grant of an Award under the Plan, such Holder is resident in the United Kingdom for tax purposes or performs some or all of the duties of the Holder’s engagement with the Company (or any Subsidiary) in the United Kingdom (other where such performance in the United Kingdom is not significant in scope and is incidental to duties performed by the relevant Holder outside the United Kingdom); or
(b)   after the receipt by the Holder of a grant of an Award under the Plan, such Holder becomes resident in the United Kingdom for tax purposes, or commences performing some or all of the duties of the Holder’s engagement with the Company (or any Subsidiary) in the United Kingdom (other than where such performance in the United Kingdom is not significant in scope and is incidental to duties performed by the relevant Holder outside the United Kingdom), in which case the additional terms and conditions of this Appendix F shall be deemed to apply from the date on which the relevant Award was granted), in each case such a Holder being a “United Kingdom Holder”.
In the event of a conflict between the terms of the Plan, any applicable Program or an Award Agreement and the terms of this Appendix F with respect to a United Kingdom Holder, the terms of this Appendix F shall govern. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan, any applicable Program or the Award Agreements.
ADDITIONAL TERMS OF AWARDS
1.   Taxation
The following supplements Section 10.2 of the Plan:
(a)   The Holder irrevocably agrees to pay to the Company or (if different) the Employer the amount of any Tax Liability or enter into arrangements to the satisfaction of the Company or the Employer (as appropriate) for payment of any Tax Liability. This paragraph and the following paragraphs (b) and (c) shall apply to any Tax Liability to the extent that the Company, any Subsidiary or the Employer is required or authorized, or reasonably believes it is required or authorized, to withhold, pay or account for such Tax Liability, and paragraphs (b) and (c) shall be read accordingly.
(b)   The Holder further irrevocably agrees that if the Holder does not pay or the Employer or the Company does not withhold from the Holder the full amount of any Tax Liability that the Holder owes in connection with the grant or exercise of an Award, the transfer or issue of Shares to such Holder on satisfaction of an Award, any restrictions applicable to Shares held by a Holder ceasing to apply to those Shares, the disposal of any Shares, the release or assignment of an Award for consideration, or the receipt of any other benefit in connection with an Award (the “Taxable Event”) within ninety (90) days of the end of the UK tax year in which the Taxable Event occurs, or such other period specified in Section 222(1)(c) of the UK Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) (the “Due

Date”), then the amount of any uncollected Tax Liability shall (unless the Company or (if different) the Employer determines otherwise at its discretion) constitute a loan owed by the Holder to the Company or (if different) the Employer, effective on the Due Date. The Holder agrees that the loan will bear interest at the then-current official rate of Her Majesty’s Revenue and Customs (“HMRC”) and will be immediately due and repayable by the Holder, and the Company or the Employer (as appropriate) may recover it at any time thereafter by any of the means referred to in Section 10.2(c) of the Plan. The Holder also authorizes the Company to withhold the transfer of any Shares unless and until the loan is repaid in full.
(c)   Notwithstanding the foregoing, if the Holder is a director or other officer of the Company or the Employer (including an executive officer of the Company), the Holder will not be eligible for such a loan to cover any relevant uncollected Tax Liability. In that case, or in any other case where the Company or the Employer determines not to treat the amount of any uncollected Tax Liability as a loan in accordance with the preceding paragraph, the amount of any uncollected Tax Liability that are not collected from or paid by the Holder by the Due Date will constitute a benefit to the Holder on which additional income tax and National Insurance contributions (“NICs”) will be payable. The Holder shall be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime (unless the Company or the Employer has confirmed that such income tax has been accounted for through payroll) and for reimbursing the Company or the Employer (as applicable) for the value of any employee NICs due on this additional benefit which the Company and/or the Employer may recover from the Holder at any time thereafter by any of the means referred to in Section 10.2(c) of the Plan.
(d)   To the extent required by the Administrator or the Company (or, if different, the Employer), and subject to this being permitted by Applicable Law, the grant, vesting and/or exercise of an Award granted to any Holder shall be conditional on:
(e)   the Holder entering into a joint election with the Company or (if different) the Employer (as appropriate) pursuant to section 431(1) or 431(2) of ITEPA 2003 (or such other election as the Company or (if different) the Employer may direct for the same purpose) in respect of any Shares acquired (or to be acquired) on the grant, vesting or exercise of the relevant Award; and
(f)   the Holder entering into a joint election with the Company or (if different) the Employer (as appropriate), made in accordance with paragraph 3B(1) of Schedule 1 of the UK Social Security Contributions and Benefits Act 1992, to transfer to Holder the liability for and secondary Class 1 (employer) NICs arising in respect of “relevant employment income” as defined in paragraph 3B(1A) of Schedule 1 of the Social Security Contributions and Benefits Act 1992.
2.   Transferability of Awards
In Section 10.3(c) of the Plan, all references to a Holder being “married” shall be read as including references to a Holder being in a civil partnership, and all references to a Holder’s “spouse” shall be read as including references to a Holder’s civil partner.
3.   Relationship to other Benefits
The following supplements Section 12.12 of the Plan:
(a)   The Plan shall not form part of any contract of employment between any United Kingdom Holder and his or her Employer.
(b)   No United Kingdom Holder shall have any right to compensation or damages from the Company, any Subsidiary or the Administrator or any of their respective affiliates on account of any loss of any right to vest or the lapsing, cancellation or forfeiture of any Award under the Plan, where such loss arises (or is claimed to arise) in whole or in part from: (i) the termination of such United Kingdom Holder’s employment by; or (ii) notice to terminate such United Kingdom Holder’s employment given by or to, the Company or any Subsidiary. This exclusion of liability shall apply however the termination of employment, or the giving of notice, is caused, and however compensation or damages may be claimed.

www.livanova.com

LivaNova

Health innovation that matters

LivaNova PLC

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
+44 20 3325 0660

LivaNova Plc 20 Eastbourne Terrace London, W2 6LG United Kingdom T +44 203 325 0660 www.livanova.com

LivaNova VOTE

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Your vote matters – here's how to vote!

2023 Annual General Meeting Proxy Card

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A Proposals — The Board of Directors recommends a vote FOR all the nominees and FOR Proposals 2 – 10.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
1.01	☐	☐	☐	1.08	☐	☐	☐	7.	☐	☐	☐
1.02	☐	☐	☐	1.09	☐	☐	☐	8.	☐	☐	☐
1.03	☐	☐	☐	2.	☐	☐	☐	9.	☐	☐	☐
1.04	☐	☐	☐	3.	☐	☐	☐	10.	☐	☐	☐
1.05	☐	☐	☐	4.	☐	☐	☐				
1.06	☐	☐	☐	5.	☐	☐	☐				
1.07	☐	☐	☐	6.	☐	☐	☐				

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MMMMMMMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext000000000.000000 ext000000000.000000 ext C123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6 Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by the start of the meeting.OnlineGo to www.envisionreports.com/LIVN or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q+ C 1234567890J N T1 U P X5 7 5 0 0 9 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

1.Ordinary Resolution: Election of Directors: 01 Francesco Bianchi02 Stacy Enxing Seng 03 William Kozy04Daniel Moore05Dr. Sharon O’Kane 06 Andrea Saia07Todd Schermerhorn08Brooke Story09Peter Wilver2.Ordinary Resolution: To approve, on an advisory basis, the Company’s compensation of its named executive officers (“US Say-on-Pay”).3.Ordinary Resolution: To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC-US”), as the Company’s independent registered public accounting firm for 2023.4.Ordinary Resolution: To approve the Amended and Restated LivaNova PLC 2022 Incentive Award Plan.5.Ordinary Resolution: To generally and unconditionally authorize the directors, for the purposes of section 551 of the Companies Act 2006 (the “Companies Act”) to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £10,770,848,provided that:(A)(unless previously revoked, varied or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired, and(B)this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made under such authorities. 6.Special Resolution: Subject to the passing of resolution 5 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 5, and/or to sell Ordinary Shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash up to an aggregate nominal amount of £10,770,848,provided that:(A)(unless previously revoked, varied or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and(B)this power replaces (except for any power conferred by resolution 5) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered or agreed to be made under such powers.7.Ordinary Resolution: To approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report (the “UK Annual Report”) for the period ended December 31, 2022.8.Ordinary Resolution: To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2022, together with the reports of the directors and auditors thereon.9.Ordinary Resolution: To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England (“PwC-UK”), as the Company’s UK statutory auditor for 2023.10.Ordinary Resolution: To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor. The 2023 Annual General Meeting of Shareholders of LivaNova PLC will be held onJune 12, 2023, 3:00 pm British Summer Time/10:00 am Eastern Time, virtually via the Internet at www.meetnow.global/M2UHNSWTo access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Notice of 2023 Annual General Meeting of ShareholdersProxy Solicited by Board of Directors for 2023 Annual General Meeting q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q+ The shareholder(s) hereby appoint(s) the duly appointed Chairman of the 2023 Annual General Meeting of Shareholders of LivaNova PLC as proxy, with the power to appoint his/her substitute, and hereby authorize(s) such proxy to attend, speak and vote on their behalf, as designated on the reverse side of this ballot, and upon such other business as may properly come before the meeting, or any adjournment or postponement thereof, all of the Ordinary Shares that the shareholder(s) is/are entitled to vote at the 2023 Annual General Meeting of Shareholders of LivaNova PLC to be held at 3:00 pm BST on June 12, 2023 virtually via the internet at www.meetnow.global/M2UHNSW and any adjournment or postponement thereof. By returning this card, the shareholder(s) acknowledge receipt of the proxy statement (including the notice of the annual general meeting of LivaNova PLC.) A shareholder may appoint a proxy of his or her choice, if a proxy other than the Chairman is preferred, delete the words “the duly appointed Chairman of the 2023 Annual General Meeting of the Shareholders of LivaNova PLC” above and insert the name of your proxy in the space provided below. A proxy need not be a member of the Company but should appear at the meeting to represent you. The shareholder(s) revoke(s) any previous proxy or proxies given for such shares. The shareholder(s) ratify(ies) and confirms any actions that the persons holding the shares, or their substitute, by virtue of this executed card taken in accordance with the proxy granted hereunder. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED “FOR” EVERY NOMINEE AND “FOR” PROPOSALS 2-10.Completion and return of a proxy card or submission of proxy instructions will not prevent a shareholder from attending the meeting and voting.To appoint more than one proxy, (an) additional proxy card(s) may be obtained from your bank, broker or other nominee. Please indicate next to the proxy holder’s name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instructions are one of the multiple instructions being given. All forms must be signed and returned together in the same envelope.You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This proxy, when properly executed, will be voted in the manner directed herein. The Board of Director’s recommends a vote “FOR” all nominees and “FOR” proposals 2-10.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.(Items to be voted appear on reverse side)Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.Change of Address — Please print new address below.Comments — Please print your comments below.